Exhibit 10.1

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT; AND AMENDMENT NO. 3 TO THE AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT (collectively, this “Amendment”), dated as of December 12, 2013, among Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereto (the “Required Lenders”), and Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

(1) Holdings and the Borrower have entered into that certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (as so amended and restated and as amended, modified and/or supplemented to but excluding the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), with the Lenders party thereto, the Administrative Agent, Credit Suisse Securities (USA) LLC (“CSS”), as syndication agent, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.) (“JPM”) and UBS Securities LLC (“UBS”), as documentation agents, Bank of America Securities LLC (“BAS”) and CSS, as joint lead arrangers, and BAS, CSS, DBSI, JPM and UBS, as joint bookrunners. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and certain of its Subsidiaries have entered into that certain Amended and Restated Guarantee and Collateral Agreement, dated as of April 9, 2010 (as so amended and restated and as amended, modified and/or supplemented to but excluding the date hereof, the “Existing Guarantee and Collateral Agreement” and, as amended by this Amendment, the “Guarantee and Collateral Agreement”).

(3) Holdings and the Borrower have requested and the undersigned Required Lenders and the Administrative Agent have agreed, on the terms and conditions stated below, to (i) amend and modify the Existing Credit Agreement as set forth on Exhibit A hereto, (ii) amend and modify the Existing Guarantee and Collateral Agreement as set forth in Section 2 below, (iii) permit the Borrower, Holdings and certain of their Subsidiaries to consummate the Permitted Exchange Transactions (as defined below), (iv) direct the Administrative Agent and the Collateral Agent to enter into that certain Intercreditor Agreement, substantially in the form attached as Exhibit B hereto (the “Holdings Intercreditor Agreement”), by and among Wells Fargo Bank, National Association, as trustee and collateral agent under New Holdings Notes (as defined in the Offering Memo), the Collateral Agent and Holdings, and (v) direct the Administrative Agent and the Collateral Agent to enter into an Intercreditor Agreement (the “Affinion Investments Intercreditor Agreement”) by and among, inter alia, Wells Fargo Bank, National Association, as trustee under the Affinion Investments Notes, the Administrative Agent,

the Collateral Agent, Affinion Investments, LLC (“Affinion Investments”) and Affinion Investments II, LLC (f/k/a Connexions Loyalty, LLC and prior to that, Affinion Loyalty, LLC) (Affinion Investments II) on terms consistent with the intercreditor principles set forth in the memorandum attached as Exhibit C hereto (the “Affinion Investments Intercreditor Principles”) and otherwise in form and substance reasonably satisfactory to the persons expressed to be a party thereto.

(4) Accordingly, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment No. 3 Effective Date (as defined below):

SECTION 1. Amendments to Existing Credit Agreement. The Borrower, Holdings, the Required Lenders and the Administrative Agent hereby agree that the Existing Credit Agreement (excluding the annexes, schedules and exhibits thereto that are not attached as part of Exhibit A hereto) shall be amended on the Amendment No. 3 Effective Date such that, on the Amendment No. 3 Effective Date, the terms set forth in Exhibit A hereto shall replace and supersede the terms of the Existing Credit Agreement. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Amendment No. 3 Effective Date, mean the Credit Agreement. As used in any other Loan Document, from and after the Amendment No. 3 Effective Date, all references to the “Credit Agreement” in such Loan Documents shall, unless the context otherwise requires, mean the Credit Agreement.

SECTION 2. Amendments to Existing Guarantee and Collateral Agreement. (a) The Borrower, Holdings, the Required Lenders, the Administrative Agent and the Collateral Agent hereby agree that, on the Amendment No. 3 Effective Date, (i) Section 3.01(a) of the Existing Guarantee and Collateral Agreement shall be amended by deleting sub-clause (i) of the proviso appearing in said Section and inserting the following new subclause (i) in lieu thereof:

“(i)(A) unless otherwise agreed by the Borrower and the Collateral Agent in any given case, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, which pledge shall be duly noted on the share register, if any, of such Foreign Subsidiary and (B) unless otherwise agreed by the Borrower and the Collateral Agent in any given case, any of the issued and outstanding voting Equity Interests of a Foreign Subsidiary directly owned by Affinion Investments or Affinion Investments II, so long as not less than 65% of the total issued and outstanding voting Equity Interests of such Foreign Subsidiary constitute Pledged Stock of one or more other Pledgors hereunder,” and

(ii) Article VII of the Existing Guarantee and Collateral Agreement is hereby amended by inserting the following new Section 17.18 immediately following Section 17.17 of the Existing Guarantee and Collateral Agreement:

“Section 17.18. Terms of Affinion Investments Intercreditor Agreement; Etc. THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT, THE

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COLLATERAL AGENT AND THE OTHER PARTIES HERETO ACKNOWLEDGE THAT THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, SECTION 5.02 HEREOF) IS SUBJECT TO THE TERMS OF THE AFFINION INVESTMENTS INTERCREDITOR AGREEMENT.”.

(b) As used in the Guarantee and Collateral Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Amendment No. 3 Effective Date, mean the Guarantee and Collateral Agreement. As used in any other Loan Document, from and after the Amendment No. 3 Effective Date, all references to the “Guarantee and Collateral Agreement” in such Loan Documents shall, unless the context otherwise requires, mean the Guarantee and Collateral Agreement.

SECTION 3. Consent. The Administrative Agent and Required Lenders hereby consent to the consummation of the exchange offers and related transactions on the terms and conditions described in the Offering Memorandum and Consent Solicitation Statement of Holdings and Affinion Investments, dated November 7, 2013 (the “Offering Memo”), with such amendments, supplements and/or modifications thereto that are not adverse to the interests of the Lenders in any material respect (as determined by the Administrative Agent, acting reasonably), and otherwise consistent with the Loan Documents as modified by this Amendment No. 3, provided that, any amendment, supplement or modification to such terms and conditions as originally reflected in the Offering Memo that (i) affects the subordination provisions contained in the Affinion Investments Notes Documents or the Extended Senior Subordinated Notes Documents in any manner adverse to the interests of the Lenders (as determined by the Administrative Agent in its sole discretion), (ii) provides for the addition of security or an obligor that is not a Loan Party under the Affinion Investments Notes Documents or the Extended Senior Subordinated Notes Documents, (iii) provides for additional security or guaranties for the benefit of the holders of the New Holdings Notes (as defined in the Offering Memo), or (iv) results in the Affinion Investments Notes or the Extended Senior Subordinated Notes having a final maturity date or any scheduled amortization, sinking fund payments or other payments of principal (other than customary offers to purchase and prepayment events upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the date that is 91 days after the Term Facility Maturity Date, shall, in each case, be deemed to be adverse to the interests of the Lenders in a material respect (such exchange offers and related transactions effected as required above, the “Permitted Exchange Transactions”).

SECTION 4. Direction by the Required Lenders. (a) The undersigned Required Lenders (i) hereby direct the Administrative Agent and the Collateral Agent to enter into the Holdings Intercreditor Agreement, and consent to, and direct the Administrative Agent and the Collateral Agent to perform, all of the Administrative Agent’s and the Collateral Agent’s, as applicable, obligations thereunder and (ii) acknowledge and agree that each of the Administrative Agent and the Collateral Agent has executed the Holdings Intercreditor Agreement in reliance on the direction set forth herein; and (b) the undersigned Required Lenders (i) hereby direct the Administrative Agent and the Collateral Agent to enter into the Affinion Investments Intercreditor Agreement, and consent to, and direct the Administrative Agent and the Collateral Agent to perform, all of the Administrative Agent’s and the Collateral Agent’s, as applicable,

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obligations thereunder and (ii) acknowledge and agree that each of the Administrative Agent and the Collateral Agent has executed the Affinion Investments Intercreditor Agreement in reliance on the direction set forth herein.

SECTION 5. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 9.09 of the Credit Agreement. This Amendment shall become effective as of the date (the “Amendment No. 3 Effective Date”) when, and only when, each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

(a) (x) The Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, Lenders constituting the Required Lenders and the Administrative Agent and (y) the Administrative Agent shall have additionally received all of the following documents, each of which (unless otherwise specified) shall be dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

(i) Counterparts of the Holdings Intercreditor Agreement duly executed by Holdings and the other parties thereto;

(ii) Counterparts of the Affinion Investments Intercreditor Agreement duly executed by Affinion Investments and the other parties thereto;

(iii) Counterparts of the consent attached hereto as Exhibit D executed by each Subsidiary Loan Party, including Affinion Investments and Affinion Investments II (the “Consent”); and

(iv) A certificate signed by a duly authorized officer of Holdings and the Borrower stating that:

(A) the representations and warranties contained in the Loan Documents and in Section 7 hereof that are qualified by materiality are (both before and after giving effect to the Permitted Exchange Transactions) true and correct, and each of such representations and warranties that are not so qualified are (both before and after giving effect to the Permitted Exchange Transactions) true and correct in all material respects, in each case, on and as of the date of such certificate as though made on and as of such date other than any such representations and warranties that, by their terms, expressly refer to a specific date other than the date of such certificate, in which case as of such specific date; and

(B) as of the Amendment No. 3 Effective Date, both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(b) The Permitted Exchange Transactions shall have been consummated.

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(c) The Borrower shall have paid to the Administrative Agent (or its applicable affiliates) all fees (including the Consent Fee referred to below, which shall be paid in accordance with Section 6 set forth below), costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliates) to the extent then due.

(d) Each of Affinion Investments and Affinion Investments II shall have delivered (or caused to be delivered) to the Administrative Agent (in each case, in respect of itself only), (A) all documents, resolutions and certificates required to be delivered by a Loan Party pursuant to Sections 4.02(d) and (e) of the Credit Agreement on the Restatement Effective Date as if Affinion Investments or Affinion Investments II, as the case may be, were a Loan Party on the Restatement Effective Date, (B) a supplement to the Guarantee and Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of it, (C) in the case of Affinion Investments only, an amendment and supplement to that certain Security Agreement Pledge of Memberships and Related Rights dated as of 13 June 2012 between Webloyalty.com, Inc. (“Webloyalty”), Webloyalty Holdings, Inc. (“Webloyalty Holdings”), Webloyalty Holdings Cooperatief U.A. (“Webloyalty Cooperatief”), the Collateral Agent and the Borrower (the “Dutch Pledge Agreement”) duly executed and delivered on behalf of the parties thereto, pursuant to which Affinion Investments and Webloyalty pledge 100% of the issued and outstanding Equity Interests of Webloyalty Cooperatief and evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Lien created thereby, and (D) evidence reasonably satisfactory to the Administrative Agent that (i) all consents and approvals required to be obtained by it in connection with (I) the execution and delivery of the supplement to the Guarantee and Collateral Agreement and, in the case of Affinion Investments only, the amendment and supplement to the Dutch Pledge Agreement and (II) the performance of its obligations thereunder, have been obtained and (ii) each other Subsidiary Loan Party has executed any and all further documents, agreements, instruments, Security Documents or supplements to Security Documents, and has taken all such further actions, as may be required by the definition of “Collateral and Guarantee Requirements” in the Credit Agreement and Section 5.11 of the Credit Agreement to create and perfect the pledges over the Equity Interests in the Subsidiaries owned by it after the consummation of the Permitted Exchange Transactions in favor of the Collateral Agent.

SECTION 6. Consent Fee. The Borrower agrees to pay the Administrative Agent, for the account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart of this Amendment on or prior to 5:00 p.m., New York City time, on November 19, 2013, a payment (collectively, the “Consent Fee”) in an amount equal to 0.25% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Amendment No. 3 Effective Date and (ii) the Revolving Loan Commitment of such Lender as in effect on the Amendment No. 3 Effective Date. The Consent Fee shall be payable in Dollars and in immediately available funds and, once paid, such fees or any part thereof shall not be refundable.

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SECTION 7. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by Holdings and the Borrower of this Amendment, the execution and delivery of the Consent hereto by each Subsidiary Loan Party and the performance by Holdings, the Borrower and each Subsidiary Loan Party of the Credit Agreement and the Guarantee and Collateral Agreement (each, as amended hereby) have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by Holdings and the Borrower and the Consent has been duly executed by each Subsidiary Loan Party. This Amendment, the Credit Agreement and the Guarantee and Collateral Agreement (each, as amended hereby) constitute the legal, valid and binding obligations of Holdings, the Borrower and the Subsidiary Loan Parties, enforceable against Holdings, the Borrower and the Subsidiary Loan Parties in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

(c) The entry into, and consummation of, the Permitted Exchange Transactions and the other transactions contemplated by this Amendment, including the amendments to the Existing Credit Agreement and the Existing Collateral and Guarantee Agreement, will not result in a Default or Event of Default, or give rise to a right of or result in any acceleration of any right or obligation (including any payment) or a mandatory repurchase right, in each case, under and as defined in the Indenture dated as of November 19, 2010, among the Borrower, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

(d) Affinion Developments, LLC does not own any assets or property other than such assets and property that were owned by Affinion Investments on the Restatement Effective Date and that have been transferred by Affinion Investments to Affinion Developments, LLC as a part of the Permitted Exchange Transactions.

SECTION 8. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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SECTION 9. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the administration of the Credit Agreement (as amended hereby) and all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) to the same extent that such fees and expenses would be payable under, and on the same terms as are set forth in, Section 9.05 of the Credit Agreement.

SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Chief Executive Officer

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Chief Executive Officer

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent

By:	/s/ Peter Cucchiara
	Title:	Vice President

By:	/s/ Michael Winters
	Title:	Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA, N.A.) (AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT); AND AMENDMENT NO. 3 TO THE AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP, INC., THE VARIOUS SUBSIDIARY PARTIES PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA, N.A.) (AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT).

HOLSTON RIVER TRADING, LLC
By: SunTrust Bank, as manager

By:	/s/ Joshua H. Lowe
	Title:	Vice President

ASF1 LOAN FUNDING LLC
By: Citibank, N.A.

By:	/s/ Emily Chong
	Title:	Director

AUGUSTA TRADING LLC

By:	/s/ Tara E. Kenny
	Title:	Assistant Vice President

ZEUS TRADING LLC

By:	/s/ Tara E. Kenny
	Title:	Assistant Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

MAGNOLIA FUNDING

By:	/s/ Liza Rahmat
	Title:	Authorized Signatory

BRYCE FUNDING

By:	/s/ Liza Rahmat
	Title:	Authorized Signatory

DAVIDSON RIVER TRADING, LLC
By:	SunTrust Bank, as manager

By:	/s/ Joshua H. Lowe
	Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY
By:	AEGON USA Investment Management LLC,
as Investment Manager

By:	/s/ Brad Beman
	Title:	Chief Investment Officer

AEGON COMPANIES PENSION TRUST
By:	AEGON USA Investment Management LLC,
as Investment Manager

By:	/s/ Brad Beman
	Title:	Chief Investment Officer

ONE WALL STREET CLO II LTD
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

PACIFICA CLO V LTD
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

PACIFICA CLO VI LTD
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

WESTWOOD CLO II LTD
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

WESTWOOD CLO I LTD
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

SHACKLETON 2013-III CLO, LTD.
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

SHACKLETON I CLO, LTD.
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

SHACKLETON II CLO, LTD.
By:	Alcentra NY, LLC

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

PROSPERO CLO II B.V.
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

VERITAS CLO II, LTD
By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Title:	Senior Vice President

NACM CLO I

By:	/s/ Joanna Willars
	Title:	Senior Vice President, Authorized Signatory

AIMCO CLO, SERIES 2005-A

By:	/s/ Chris Gefrgen
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Title:	Authorized Signatory

AIMCO CLO, SERIES 2006-A

By:	/s/ Chris Gefrgen
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Title:	Authorized Signatory

ALLSTATE INSURANCE COMPANY

By:	/s/ Chris Gefrgen
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Chris Gefrgen
	Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

AG GLOBAL DEBT STRATEGY PARTNERS, L.P.
By:	Angelo, Gordon & Co., L.P., its Fund Advisor

By:	/s/ Bruce Martin
	Title:	Managing Director

AG TCDRS DIVERSIDIED INCOME FUND, L.P.
By:	Angelo, Gordon & Co., L.P., its Fund Advisor

By:	/s/ Bruce Martin
	Title:	Managing Director

AG DIVERSIDIED CREDIT STRATEGIES MASTER, L.P.
By:	Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

NORTHWOODS CAPITAL V, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

NORTHWOODS CAPITAL VII, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

NORTHWOODS CAPITAL VI, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

NORTHWOODS CAPITAL VIII, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

SWISS CAPITAL ALTERNATIVE STRATEGIES FUNDS SPC for the account of SC ALTERNATIVE STRATEGY 1 SP
By:	Angelo, Gordon & Co., L.P., as attorney-in-fact

By:	/s/ Bruce Martin
	Title:	Managing Director

AG DIVERSIDIED INCOME MASTER FUND, L.P.
By:	Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Bruce Martin
	Title:	Managing Director

JAMES RIVER INSURANCE COMPANY
By:	Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

JRG REINSURANCE COMPANY, LTD.
By:	Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

SWISS CAPITAL PRO LOAN III PLC
By:	for and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Title:	Managing Director

SWISS CAPITAL PRO LOAN V PLC
By:	for and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Title:	Managing Director

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

SWISS CAPITAL PRO LOAN IV PLC
By:	for and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Title:	Managing Director

KAISER FOUNDATION HOSPTIALS
By:	Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

NORTHWOODS CAPITAL X, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

NORTHWOODS CAPITAL IX, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

AG RIO GRANDE FMC, L.P.
By:	Angelo, Gordon & Co., L.P., its Investment Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

KAISER FOUNDATION HEALTH PLAN, INC., as named fiduciary of the Kaiser Permanente Group Trust
By:	Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

SUMMER HILL FIXED INCOME AG, LLC
By:	Angelo, Gordon & Co., L.P., its Investment Manager

By:	/s/ Bruce Martin
	Title:	Managing Director

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

STICHTING DEPOSITARY APG FIXED INCOME
CREDITS POOL, as a Lender
By:	apg Asset Management US Inc.

By:	/s/ Michael Leiva
	Title:	Portfolio Manager

GULF STREAM – COMPASS CLO 2007, LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Title:	Vice President

GULF STREAM – SEXTANT CLO 2006-1, LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Title:	Vice President

GULF STREAM – SEXTANT CLO 2007-1, LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Title:	Vice President

GULF STREAM – SEXTANT CLO 2005-II, LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Title:	Vice President

GULF STREAM – SEXTANT CLO 2005-I, LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Title:	Vice President

GULF STREAM – RASHINBAN CLO 2006-1, LTD.
By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Title:	Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

ARES INSTITUTIONAL LOAN FUND B.V.
By:	Ares Management Limited, as manager

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XXIII CLO LTD.
By:	Ares CLO Management XXIII, L.P., its asset manager
By:	Ares CLO GP XXIII, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

GLOBAL LOAN OPPORTUNITY FUND B.V.
By:	Ares Management Limited, its Portfolio Manager

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XVI CLO LTD.
By:	Ares CLO Management XVI, L.P., its asset manager
By:	Ares CLO GP XVI, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XXI CLO LTD.
By:	Ares CLO Management XXI, L.P., its investment manager
By:	Ares CLO GP XXI, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
By:	Ares Enhanced Loan Management IR, L.P., as portfolio manager
By:	Ares Enhanced Loan IR GP, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

ARES ENHANCED LOAN INVESTMENT STRATEGY IX, L.P.
By:	Ares IX Management, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.
By:	Ares Enhanced Loan Management II, L.P., its portfolio manager
By:	Ares Enhanced Loan II GP, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES IIIR/IVR CLO, LTD.
By:	Ares CLO IIIR/IVR, L.P., its asset manager
By:	Ares CLO IIIR/IVR, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

SPC HOLDINGS, L.P.
By:	Ares SPC Holdings GP, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND
By:	Ares X Management, L.P., its investment counsel
By:	Ares X Management GP, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XXIV CLO LTD.
By:	Ares CLO Management XXIV, L.P., its asset manager
By:	Ares CLO GP XXIV, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

ARES XXVI CLO LTD.
By:	Ares CLO Management XXVI, L.P., its collateral manager
By:	Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

PPF NOMINEE 1 B.V.
By:	Ares Management Limited, its portfolio manager

By:	/s/ John Eanes
	Title:	Authorized Signatory

RUSSELL INSTITUTIONAL FUNDS, LLC
By:	Ares Management LLC, in its capacity as Money Manager for the Russell High Yield Bond Fund

By:	/s/ John Eanes
	Title:	Authorized Signatory

SUPERANNUATION FUNDS MANAGEMENT CORPORATION OF SOUTHERN AUSTRALIA
By:	Ares High Yield Strategies Fund IV Management, L.P., its investment manager
By:	Ares High Yield Strategies Fund IV GP, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES NF CLO XIV LTD
By:	ARES NF CLO XIV Management, L.P., its collateral manager
By:	ARES NF CLO XIV Management, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES SENIOR LOAN TRUST
By:	ARES Senior Loan Trust Management, L.P., its investment advisor
By:	ARES Senior Loan Trust Management, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

ARES VIR CLO LTD.
By:	ARES CLO Management VIR, L.P., its investment manager
By:	ARES CLO GP VIR, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES VR CLO LTD.
By:	ARES CLO Management VR, L.P., its investment manager
By:	ARES CLO GP VR, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES X CLO LTD.
By:	ARES CLO Management X, L.P., its investment manager
By:	ARES CLO GP X, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XI CLO LTD.
By:	ARES CLO Management XI, L.P., its asset manager
By:	ARES CLO GP XI, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XII CLO LTD.
By:	ARES CLO Management XII, L.P., its asset manager
By:	ARES CLO GP XII, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES XXV CLO LTD.
By:	ARES CLO Management XXV, L.P., its asset manager
By:	ARES CLO GP XXV, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

SEI INSTITUTIONAL INVESTMENTS TRUST – OPPORTUNISTIC INCOME FUND
By:	ARES Management, LLC, as portfolio manager

By:	/s/ John Eanes
	Title:	Authorized Signatory

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND
By:	ARES Management, LLC, as sub-advisor

By:	/s/ John Eanes
	Title:	Authorized Signatory

ARES NF CLO XV LTD
By:	ARES NF CLO XV Management, L.P., its collateral manager
By:	ARES NF CLO XV Management, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

CONFLUENT 2 LIMITED
By:	ARES Private Account Management I, L.P., as Sub Manager
By:	ARES Private Account Management I GP, LLC, its General Partner

By:	/s/ John Eanes
	Title:	Authorized Signatory

AVIVA STAFF PENSION SCHEME
By:	Ares Management Limited, its manager

By:	/s/ John Eanes
	Title:	Authorized Signatory

BANK OF AMERICA N.A.

By:	/s/ Jonathan Jacob
	Title:	Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Jenna Yoo
	Title:	Authorized Signatory

BLACKROCK SENIOR INCOME SERIES IV
By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Dale Fieffe
	Title:	Authorized Signatory

BLACKROCK SENIOR INCOME SERIES II
By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Dale Fieffe
	Title:	Authorized Signatory

BLACKROCK SENIOR INCOME SERIES V LIMITED
By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Dale Fieffe
	Title:	Authorized Signatory

CEDARVIEW OPPORTUNITIES MASTER FUND

By:	/s/ Burton Weinstein
	Title:	Managing Partner

REGATTA FUNDING LTD.
By:	Napier Park Global Capital, LLC, attorney-in-fact

By:	/s/ Roger Yee
	Title:	Director

DUANE STREET CLO I, LTD.
By:	Napier Park Global Capital, LLC, as Collateral Manager

By:	/s/ Roger Yee
	Title:	Director

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

DUANE STREET CLO IV, LTD.
By:	Napier Park Global Capital, LLC, as Collateral Manager

By:	/s/ Roger Yee
	Title:	Director

COLUMBIA VARIABLE PORTFOLIO – STRATEGIC INCOME FUND, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Robin C. Stancil
	Title:	Authorized Signatory

COLUMBIA FLOATING RATE FUND, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENT CLO 18 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENT CLO 17 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENT CLO 16, L.P.
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENT CLO 10 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

CENT CLO 15 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENTURION CLO 8 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENTURION CLO 9 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

RIVERSOURCE LIFE INSURANCE COMPANY

By:	/s/ Robin C. Stancil
	Title:	Authorized Signatory

CENT CLO 12 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

CENT CLO 14 LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

CENT CLO XI LIMITED
By:	Columbia Management Investment Advisers, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Title:	Assistant Vice President

COLUMBIA STRATEGIC INCOME FUND, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
	Title:	Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Robert Healey
	Title:	Authorized Signatory

DENALI CAPITAL CLO V, LTD.
By:	Denali Capital, LLC, managing member of DC Funding Partners LLC, portfolio manager

By:	/s/ John P. Thacker
	Title:	Chief Credit Officer

DENALI CAPITAL CLO VI, LTD.
By:	Denali Capital, LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ John P. Thacker
	Title:	Chief Credit Officer

DENALI CAPITAL CLO VII, LTD.
By:	Denali Capital, LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ John P. Thacker
	Title:	Chief Credit Officer

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

SPRING ROAD CLO 2007-1, LTD.
By:	Denali Capital, LLC, managing member of DC
Funding Partners LLC, Collateral Manager

By:	/s/ John P. Thacker
	Title:	Chief Credit Officer

MIDTOWN ACQUISITIONS L.P.

By:	/s/ Robert Healey
	Title:	Managing Member

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO IX LTD.
By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VII PLC
By:	Eaton Vance Management, as Interim Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII LTD.
By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO X PLC
By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

GRAYSON & CO
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Title:	Vice President

EMPYREAN INVESTMENTS, LLC

By:	/s/ Sterling Hathaway
	Title:	Authorized Signatory

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
By:	First Trust Senior Advisors L.P., as investment manager

By:	/s/ Scott Fries
	Title:	Senior Vice President

GLOBAL LEVERAGED CAPITAL CREDIT OPPORTUNITY FUND I
By:	Global Leveraged Capital Management LLC
its Collateral Manager

By:	/s/ Christian Giordano
	Title:	Principal

GREYWOLF CLO I, LTD
By:	Greywolf Capital Management LP, its Investment Manager

By:	/s/ William Troy
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP
By:	GSO Capital Partners LP, as Investment Manager

By:	/s/ Dan Smith
	Title:	Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD.
By:	GSO Capital Partners LP, as investment advisor

By:	/s/ Dan Smith
	Title:	Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP
By:	GSO Capital Partners LP, as investment advisor

By:	/s/ Dan Smith
	Title:	Authorized Signatory

WHITEHORSE III, LTD.
By:	WhiteHorse Capital Partners, LP, as Collateral Manager
By:	WhiteHorse Asset Advisor, LLC, its GP

By:	/s/ Jay Carvell
	Title:	Manager

WHITEHORSE IV, LTD.
By:	WhiteHorse Capital Partners, LP, as Collateral Manager
By:	WhiteHorse Asset Advisor, LLC, its GP

By:	/s/ Jay Carvell
	Title:	Manager

WHITEHORSE VI, LTD.
By:	H.I.G. WhiteHorse Capital Partners, LP, as Collateral Manager

By:	/s/ Jay Carvell
	Title:	Manager

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

HIGHLAND/IBOXX SENIOR LOAN ETF

By:	/s/ Brian Mitts
	Title:	Senior Fund Analyst

ICE I EM CLO LTD.
By:	Ice Canyon LLC, its Investment Manager

By:	/s/ Jonathan M. Kaplan
	Title:	Authorized Signatory

ICE3GLOBAL CREDIT CLO LTD.
By:	Ice Canyon LLC, its Investment Manager

By:	/s/ Jonathan M. Kaplan
	Title:	Authorized Signatory

ICE GLOBAL CREDIT MASTER FUND LIMITED
By:	Ice Canyon LLC, its Investment Manager

By:	/s/ Jonathan M. Kaplan
	Title:	Authorized Signatory

ICE GLOBAL CREDIT CLO LTD
By:	Ice Canyon LLC, its Investment Manager

By:	/s/ Jonathan M. Kaplan
	Title:	Authorized Signatory

ING FLOATING RATE FUND
By:	ING Investment Management Co. LLC,
as its investment manager

ING SENIOR INCOME FUND
By:	ING Investment Management Co. LLC,
as its investment manager

ING (L) FLEX - SENIOR LOANS
By:	ING Investment Management Co. LLC,
as its investment manager

ING INVESTMENT MANAGEMENT CLO I, LTD.
By:	ING Investment Management Co. LLC,
as its investment manager

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

ING INVESTMENT MANAGEMENT CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING INVESTMENT MANAGEMENT CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING INVESTMENT MANAGEMENT CLO IV, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2011-I, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

PHOENIX CLO I, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

PHOENIX CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2012-1, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2012-2, LTD.
By:	ING Alternative Asset Management LLC,
as its Investment Manager

By:	/s/ Mark F. Haak, CFA
	Title:	Senior Vice President

HUDSON CANYON FUNDING II, LTD.
By:	Invesco Senior Secured Management, Inc.,
as Collateral Manager and Attorney in Fact

By:	/s/ Kevin Egan
	Title:	Authorized Individual

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

MOSELLE CLO S.A.
By:	Invesco Senior Secured Management, Inc.,
as Collateral Manager

By:	/s/ Kevin Egan
	Title:	Authorized Individual

BELHURST CLO LTD.
By:	Invesco Senior Secured Management, Inc.,
as Collateral Manager

By:	/s/ Kevin Egan
	Title:	Authorized Individual

SARATOGA CLO I, LIMITED
By:	Invesco Senior Secured Management, Inc.,
as Asset Manager

By:	/s/ Kevin Egan
	Title:	Authorized Individual

MORGAN STANLEY INVESTMENT MANAGEMENT CROTRON, LTD.
By:	Invesco Senior Secured Management, Inc.,
as Collateral Manager

By:	/s/ Kevin Egan
	Title:	Authorized Individual

MSIM PECONIC BAY, LTD.
By:	Invesco Senior Secured Management, Inc.,
as Collateral Manager

By:	/s/ Kevin Egan
	Title:	Authorized Individual

CONFLUENT 4 LIMITED, as Lender
By:	Loomis, Sayles & Company, L.P., as Sub-Manager
By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Title:	Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME FUND, as Lender
By:	Loomis, Sayles & Company, L.P., its Investment Advisor
By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Title:	Vice President

LOOMIS SAYLES CLO I, LTD., as Lender
By:	Loomis, Sayles & Company, L.P., its Collateral Manager
By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Title:	Vice President

STATE OF CONNECTICUT, as Lender
By:	Loomis, Sayles & Company, L.P., its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Title:	Vice President

LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME TRUST, as Lender
By:	Loomis, Sayles Trust Company, LLC, as trustee of Loomis Sayles Senior Floating Rate and Fixed Income Trust

By:	/s/ Mary McCarthy
	Title:	Vice President

LORD ABBETT SERIES FUND – BOND DEBENTURE FUND

By:	/s/ Christopher Towle
	Title:	Partner, Portfolio Manager

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

LORD ABBETT BOND DEBENTURE FUND

By:	/s/ Christopher Towle
	Title:	Partner, Portfolio Manager

GOLDEN KNIGHT II CLO, LTD.

By:	/s/ Christopher Towle
	Title:	Partner, Portfolio Manager

LORD ABBETT INVESTMENT TRUST – LORD ABBETT FLOATING RATE FUND

By:	/s/ Christopher Towle
	Title:	Partner, Portfolio Manager

MARATHON CLO IV LTD.

By:	/s/ Jake Hyde
	Title:	Authorized Signatory

MARATHON CLO V LTD.

By:	/s/ Jake Hyde
	Title:	Authorized Signatory

VENTURE IX CDO, LIMITED
By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
	Title:	Managing Director

VENTURE V CDO LIMITED
By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
	Title:	Portfolio Manager

VENTURE VII CDO LIMITED
By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
	Title:	Managing Director

VENTURE VIII CDO, LIMITED
By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
	Title:	Managing Director

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

VENTURE X CDO, LIMITED
By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Adam Savarese
	Title:	Authorized Signatory

J.P. MORGAN WHITEFRIARS INC.

By:	/s/ Virginia R. Conway
	Title:	Attorney-in-fact

AIRLEE CLO 2006-II LTD

By:	/s/ Seth Cameron
	Title:	Portfolio Manager

NOB HILL CLO LIMITED

By:	/s/ Kyle Jennings
	Title:	Managing Director

NEWMARK CAPITAL FUNDING 2013-1 CLO LTD.
By:	NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Title:	CEO

NCRAM LOAN TRUST

By:	/s/ Christopher Parham
	Title:	Associates

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

NOMURA BOND & LOAN FUND

By:	/s/ Christopher Parham
	Title:	Associates

NOMURA CORPORATE FUNDING AMERICAS, LLC

By:	/s/ Gregory Ford
	Title:	Managing Director

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Sherry Settle
	Title:	Manager

OPPENHEIMER MASTER LOAN FUND, LLC
By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Sherry Settle
	Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND
By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Sherry Settle
	Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE FUND
By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Sherry Settle
	Title:	Manager

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

OPPENHEIMER QUEST FOR VALUE FUNDS FOR THE ACCOUNT OF OPPENHEIMER GLOBAL ALLOCATION FUND
By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Sherry Settle
	Title:	Manager

MET INVESTORS SERIES TRUST – PIONEER STRATEGIC INCOME PORTFOLIO
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

WHITE MOUNTAIN SUB-ACCT 193 FUND
By:	Pioneer Institutional Asset Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER BOND FUND
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER OPPORTUNISTIC CORE PLUS FIXED INCOME TRUST
By:	Pioneer Institutional Asset Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER DIVERSIFIED HIGH INCOME TRUST
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

PIONEER FLOATING RATE FUND
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER FLOATING RATE TRUST
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

FLOATING GLOBAL HIGH YIELD FUND
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

FLOATING HIGH YIELD FUND
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER INSTITUTIONAL OPPORTUNISTIC CORE PLUS PORTFOLIO
By:	Pioneer Institutional Asset Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER INSTITUTIONAL SOLUTIONS – CREDIT OPPORTUNITIES
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

CHIMCO ALPHA FUND, LLC
By:	Pioneer Institutional Asset Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER DYNAMIC CREDIT FUND
By:	Pioneer Institutional Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

METROPOLITAN WATER RECLAMATION DISTRICT RETIREMENT FUND
By:	Pioneer Institutional Asset Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

PIONEER STRATEGIC INCOME FUND
By:	Pioneer Investment Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

ASCENSION HEALTH MASTER PENSION TRUST - PIONEER
By:	Pioneer Institutional Asset Management, Inc. as its adviser

By:	/s/ Maggie Begley
	Title:	Vice President & Associate General Counsel

JNL/PPM AMERICA FLOATING RATE INCOME FUND,
a series of the JNL Series Trust
By:	PPM America, Inc. as sub-adviser

By:	/s/ Chris Kappas
	Title:	Managing Director

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

PPM GRAYHAWK CLO, LTD.
By:	PPM America, Inc. as Collateral Manager

By:	/s/ Chris Kappas
	Title:	Managing Director

DRACO DOLLAR FUNDING LIMITED

By:	/s/ Sinisa Krnic
	Title:	Director

VELA DOLLAR FUNDING LIMITED

By:	/s/ Sinisa Krnic
	Title:	Director

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
	Title:	Vice President

PUTNAM ABSOLUTE RETURN 300 FUND
By:	Putnam Investment Management, LLC

By:	/s/ Kevin Parnell
	Title:	Manager

THE ROYAL BANK OF SCOTLAND PLC
By:	RBS Securities Inc., its Agent

By:	/s/ Matthew S. Soencrans
	Title:	Vice President

BAKER STREET FUNDING CLO 2005-1 LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

BAPTIST HEALTH SOUTH FLORIDA, INC.
By:	Seix Investment Advisors LLC, as Advisor

BLUE CROSS OF IDAHO HEALTH SERVICE, INC.
By:	Seix Investment Advisors LLC, as Investment Manager

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

CNI CHARTER FUNDS – FIXED INCOME OPPORTUNITIES FUND
By:	Seix Investment Advisors LLC, as Subadvisor

MOUNTAIN VIEW FUNDING CLO 2006-1 LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO II LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO III LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

RIDGEWORTH FUNDS - SEIX FUNDING RATE HIGH INCOME FUND
By:	Seix Investment Advisors LLC, as Subadvisor

RIDGEWORTH FUNDS –TOTAL RETURN BOND FUND
By:	Seix Investment Advisors LLC, as Subadvisor

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND L.P.
By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, it sole member

By:	/s/ George Goudelias
	Title:	Managing Director

LANDMARK V CDO LIMITED
By:	Landmark Funds LLC, as Manager

By:	/s/ James Bragg
	Title:	Designate Signatory

LANDMARK VII CDO LTD
By:	Landmark Funds LLC, as Manager

By:	/s/ James Bragg
	Title:	Designate Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

LANDMARK VIII CDO LTD
By:	Landmark Funds LLC, as Manager

By:	/s/ James Bragg
	Title:	Designate Signatory

GREYROCK CDO LTD.
By:	Landmark Funds LLC, as Manager

By:	/s/ James Bragg
	Title:	Designate Signatory

LANDMARK XI CDO LTD
By:	Landmark Funds LLC, as Manager

By:	/s/ James Bragg
	Title:	Designate Signatory

CRESCENT CAPITAL HIGH INCOME FUND L.P.
Business Name: Crescent Capital LP High Income Fund
By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollnchi
	Title:	Managing Director

By:	/s/ John Hwang
	Title:	Vice President

CRESCENT CAPITAL HIGH INCOME FUND B, L.P.
By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollnchi
	Title:	Managing Director

By:	/s/ John Hwang
	Title:	Vice President

PALMETTO INVESTORS MASTER FUND LLC
By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollnchi
	Title:	Managing Director

By:	/s/ John Hwang
	Title:	Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

TRUST COMPANY OF THE WEST
As trustee of TCW Capital Trust

By:	/s/ Honathan R. Insull
	Title:	Managing Director

GANNETT PEAK CLO I, LTD.
By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen A. Zarn
	Title:	Managing Director

THL CREDITS SENIOR LOAN FUND
By:	THL Credit Senior Loan Strategies LLC, as Subadviser

By:	/s/ Kathleen A. Zarn
	Title:	Managing Director

TRIMARAN CLO IV LTD.
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Title:	Authorized Signatory

TRIMARAN CLO V LTD.
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Title:	Authorized Signatory

TRIMARAN CLO VI LTD.
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Title:	Authorized Signatory

TRIMARAN CLO VII LTD.
By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Title:	Authorized Signatory

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
	Title:	Director

By:	/s/ Jennifer Anderson
	Title:	Associate Director

VECTOR TRADING (CAYMAN), L.P.
By it general Partner
VCP Credit, L.L.C.

By:	/s/ David Baylor
	Title:	Chief Operating Officer

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND, L.P.
By WS Partners, L.L.C., its General Partner

By:	/s/ Q. Murir Alam
	Title:	Managing Member

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND II, L.P.
By WS Partners, L.L.C., its General Partner

By:	/s/ Q. Murir Alam
	Title:	Managing Member

WATERSHED CAPITAL INSTITUTIONAL PARTNERS III, L.P.
By WS Partners, L.L.C., its General Partner

By:	/s/ Q. Murir Alam
	Title:	Managing Member

THE HARTFORD FLOATING RATE FUND
By Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Title:	Assistant Vice President

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

THE HARTFORD FLOATING RATE HIGH INCOME FUND
By Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Title:	Assistant Vice President

WELLS FARGO BANK, NA

By:	/s/ Derek Dunn
	Title:	CIL, Overland Advisors

OCEAN TRAILS CLO IV
By West Fate Horizons Advisors, LLC, as Asset Manager

By:	/s/ Bradley K. Bryan
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO I
By West Fate Horizons Advisors, LLC, as Investment Manager

By:	/s/ Bradley K. Bryan
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO II
By West Fate Horizons Advisors, LLC, as Investment Manager

By:	/s/ Bradley K. Bryan
	Title:	Senior Credit Analyst

WG HORIZONS CLO I
By West Fate Horizons Advisors, LLC, as Investment Manager

By:	/s/ Bradley K. Bryan
	Title:	Senior Credit Analyst

[AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED CREDIT AGREEMENT; and AMENDMENT NO. 3 TO THE AFFINION AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT]

Exhibit A

AMENDED CREDIT AGREEMENT

[See Attached.]

EXHIBIT A to Amendment No. 3

dated as of December 12, 2013

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 9, 2010,

Among

AFFINION GROUP HOLDINGS, INC.,

AFFINION GROUP, INC.,

as Borrower,

THE LENDERS PARTY HERETO,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA, N.A.),

as Administrative Agent and Collateral Agent

BANC OF AMERICA SECURITIES LLC,

and

CREDIT SUISSE SECURITIES (USA) LLC,

as Joint Lead Arrangers,

CREDIT SUISSE SECURITIES (USA) LLC,

as Syndication Agent,

DEUTSCHE BANK SECURITIES INC.,

J.P. MORGAN SECURITIES INC.

and

UBS SECURITIES LLC,

as Documentation Agents,

and

BANC OF AMERICA SECURITIES LLC,

CREDIT SUISSE SECURITIES (USA) LLC,

DEUTSCHE BANK SECURITIES INC.,

J.P. MORGAN SECURITIES INC.

and

UBS SECURITIES LLC,

as Joint Bookrunners

ARTICLE VI
NEGATIVE COVENANTS

SECTION 6.01. Indebtedness	109
SECTION 6.02. Liens	113
SECTION 6.03. Sale and Lease-Back Transactions	117
SECTION 6.04. Investments, Loans and Advances	117
SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions	120
SECTION 6.06. Dividends and Distributions	122
SECTION 6.07. Transactions with Affiliates	124
SECTION 6.08. Business of Holdings, the Borrower and the Subsidiaries	127
SECTION 6.09. Limitation on Modifications and Payments of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc.	129
SECTION 6.10. Consolidated Leverage Ratio	132
SECTION 6.11. Interest Coverage Ratio	132
SECTION 6.12. Swap Agreements	132
SECTION 6.13. Designated Senior Debt	132

ARTICLE VII
EVENTS OF DEFAULT

SECTION 7.01. Events of Default	133
SECTION 7.02. Exclusion of Certain Subsidiaries	135
SECTION 7.03. Right to Cure	136

ARTICLE VIII
THE AGENTS

SECTION 8.01. Appointment and Authority	136
SECTION 8.02. Rights as a Lender	137
SECTION 8.03. Exculpatory Provisions	137
SECTION 8.04. Reliance by Administrative Agent	138
SECTION 8.05. Delegation of Duties	138
SECTION 8.06. Resignation of Administrative Agent	139
SECTION 8.07. Non-Reliance on Administrative Agent and Other Lenders	140
SECTION 8.08. No Other Duties, Etc.	140
SECTION 8.09. Administrative Agent May File Proofs of Claim	140
SECTION 8.10. Guarantee and Collateral Agreement	141

ARTICLE IX
MISCELLANEOUS

SECTION 9.01. Notices	142
SECTION 9.02. Survival of Agreement	143
SECTION 9.03. Binding Effect	143
SECTION 9.04. Successors and Assigns	144
SECTION 9.05. Expenses; Indemnity	148

v

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Administrative Questionnaire
Exhibit C-1	Form of Borrowing Request
Exhibit C-2	Form of Swingline Borrowing Request
Exhibit D	Form of Guarantee and Collateral Agreement
Exhibit E	Form of Holdings Guarantee and Pledge Agreement
Exhibit F	Intellectual Property Security Agreement
Exhibit G	Auction Procedures
Exhibit H	Form of Affiliated Lender Assignment and Acceptance

Schedule 1.01(a)	Existing Letters of Credit
Schedule 1.01(b)	Immaterial Subsidiaries
Schedule 1.01(c)	Subsidiary Spin-offs
Schedule 1.01(d)	Unrestricted Subsidiaries
Schedule 2.01	Commitments and Lenders
Schedule 2.05	Issuing Banks
Schedule 3.01	Organization and Good Standing
Schedule 3.04	Governmental Approvals
Schedule 3.05(b)	Liabilities/Long-Term Obligations
Schedule 3.07(b)	Possession under Leases
Schedule 3.08(a)	Subsidiaries
Schedule 3.08(b)	Subscriptions
Schedule 3.13	Taxes
Schedule 3.15	Employee Benefit Plans
Schedule 3.16	Environmental Matters
Schedule 3.18	Real Property
Schedule 3.20	Labor Matters
Schedule 3.21	Insurance
Schedule 3.24	Holdings Indebtedness
Schedule 4.02(e)	Subsidiary Collateral
Schedule 6.01	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.04	Investments; Intercompany Loans

Schedule 6.07	Transactions with Affiliates
Schedule 6.09(c)	Contractual Encumbrances and Restrictions
Schedule 9.01(a)(i)	Loan Party Notice Information
Schedule 9.01(a)(ii)	Administrative Agent Notice Information

This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of April 9, 2010, is made by among AFFINION GROUP HOLDINGS, INC., a Delaware corporation (“Holdings”), AFFINION GROUP, INC., a Delaware corporation (the “Borrower”), the Lenders (as hereinafter defined) from time to time party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor to BANK OF AMERICA, N.A), as administrative agent (together with any successor administrative agent appointed pursuant hereto, in such capacity, the “Administrative Agent”) and as collateral agent (together with any successor collateral agent appointed pursuant hereto, in such capacity, the “Collateral Agent”) for the Lenders, CREDIT SUISSE SECURITIES (USA) LLC (“CSS”), as syndication agent (in such capacity, the “Syndication Agent”), DEUTSCHE BANK SECURITIES INC. (“DBS”), J.P. MORGAN SECURITIES INC. (“JPM”) and UBS SECURITIES LLC (“UBS”), as documentation agents (in such capacity, each, a “Documentation Agent” and collectively, the “Documentation Agents”), BANK OF AMERICA SECURITIES LLC (“BAS’) and CSS, as joint lead arrangers (in such capacity, each, a “Joint Lead Arranger” and together, the “Joint Lead Arrangers”) and BAS, CSS, DBS, JPM and UBS, as joint bookrunners (in such capacity, each, a “Bookrunner” and collectively, the “Bookrunners”).

WHEREAS, Holdings was organized by the Fund (as hereinafter defined), to acquire (the “Acquisition”) (a) all of the Equity Interests in Cendant Marketing Group, LLC (formerly known as Cendant Membership Services Holdings LLC, “CMG”), a Delaware limited liability company and a direct wholly owned subsidiary of Cendant Corporation, a Delaware corporation (the “Seller”), and (b) 10,000,000 ordinary shares of £1 each in the capital of Cendant International Holdings Limited, a private company limited by shares incorporated in England and Wales with registered number 3458969 and an indirect wholly owned subsidiary of the Seller (“CIH” and, together with CMG, the “Companies”);

WHEREAS, in order to effect the Acquisition, Holdings created the Borrower, as its wholly owned Subsidiary, and the Seller, Holdings and the Borrower entered into the Purchase Agreement, dated as of July 26, 2005 (as amended by Amendment No. 1, dated as of October 17, 2005, and as further amended from time to time in accordance with the terms hereof and thereof, the “Purchase Agreement”), setting forth the terms and conditions of the Acquisition;

WHEREAS, in connection with the consummation of the Acquisition and the payment of certain fees and expenses related thereto, the Borrower entered into that certain Credit Agreement, dated as of October 17, 2005 (as amended, restated, supplemented or otherwise modified on or prior to the date hereof (the “Existing Credit Agreement”) with Holdings, the lenders party thereto (the “Existing Lenders”) and Credit Suisse AG, Cayman Islands Branch (formerly known as Credit Suisse, Cayman Islands Branch), as administrative agent for such lenders, pursuant to which the Existing Lenders agreed to extend credit in the form of (a) Tranche B Term Loans (as defined in the Existing Credit Agreement) on the Closing Date in an aggregate principal amount not in excess of $860,000,000 and (b) Revolving Facility Loans (as defined in the Existing Credit Agreement) and Letters of Credit (as defined in the Existing Credit Agreement) at any time and from time to time prior to the Revolving Facility Maturity Date (as defined in the Existing Credit Agreement) in an aggregate principal amount at any time outstanding not in excess of $100,000,000; and

WHEREAS, Holdings and the Borrower have requested and the Administrative Agent and the Lenders party hereto have agreed, to amend and restate the Existing Credit Agreement in the manner set forth herein;

NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree that on the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR” shall mean, for any day, a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by DBTCA as its “prime rate” and (c) 2.50%. The “prime rate” is a rate set by DBTCA based upon various factors including DBTCA’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by DBTCA shall take effect at the opening of business on the day specified in the public announcement of such change.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any ABR Term Loan, any ABR Revolving Loan or any Swingline Loan to the Borrower.

“ABR Revolving Borrowing” shall mean a Borrowing comprised of ABR Revolving Loans.

“ABR Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II.

“ABR Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II.

“Acquisition” shall have the meaning assigned to such term in the recitals hereto.

“Additional Mortgage” shall have the meaning assigned to such term in Section 5.11(c).

“Adjusted Eurocurrency Rate” shall mean for any Interest Period with respect to a Eurocurrency Loan, a rate per annum equal to the higher of (a) 1.50% and (b) a rate per annum determined by the Administrative Agent pursuant to the following formula:

Adjusted Eurocurrency Rate =	Eurocurrency Base Rate
1.00 - Eurocurrency Reserve Percentage

“Administrative Agent” shall have the meaning assigned to such term in the preamble hereto (it being understood that, from and after the Amendment No. 2 Effective Date, DBTCA shall be the successor administrative agent referred to in the definition of “Administrative Agent”).

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.12(c).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit B or in such other form as may be supplied by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Affiliate Lender” shall have the meaning assigned to such term in Section 9.24.

“Affiliated Lender Assignment and Acceptance” shall have the meaning assigned to such term in Section 9.04(h)).

“Affinion International” shall mean Affinion International Holdings Limited (UK), a limited liability company incorporated in England and Wales and a Subsidiary of the Borrower.

“Affinion Investments” shall mean Affinion Investments LLC, a Delaware limited liability company and a Wholly Owned Subsidiary of the Borrower.

“Affinion Investments II” shall mean Affinion Investments II LLC (f/k/a Connexions Loyalty LLC and prior to that, Affinion Loyalty LLC), a Delaware limited liability company and a Wholly Owned Subsidiary of the Borrower.

“Affinion Investments Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of the Amendment No. 3 Effective Date, on terms consistent with the Affinion Investments Intercreditor Principles (as defined in Amendment No.3) and otherwise in form and substance reasonably satisfactory to the Administrative Agent, as amended, modified or otherwise supplemented from time to time, among Affinion Investments, Affinion Investments II, the Administrative Agent, the Collateral Agent and Wells Fargo Bank, National Association, as trustee under the Affinion Investments Notes Indenture.

“Affinion Investments Notes” shall mean the Senior Subordinated Notes due 2018 issued by Affinion Investments on the Amendment No. 3 Effective Date pursuant to the Affinion Investments Notes Indenture in exchange for the Senior Subordinated Notes as contemplated by the Permitted Exchange Transactions.

“Affinion Investments Notes Documents” shall mean, collectively, the Affinion Investments Notes, the Affinion Investments Notes Indenture and any documents, supplements, instruments and agreements delivered in connection therewith.

“Affinion Investments Notes Indenture” shall mean the Indenture, dated as of the Amendment No. 3 Effective Date, among Affinion Investments, Affinion Investments II and Wells Fargo Bank, National Association, as trustee.

“Agent Parties” shall have the meaning assigned to such term in Section 9.19(c).

“Agents” shall have the meaning assigned to such term in the preamble hereto.

“Agreement” shall have the meaning assigned to such term in the preamble hereto, as amended from time to time in accordance with the terms hereof.

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of November 20, 2012, among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and Deutsche Bank Securities Inc., as arranger of Amendment No. 1.

“Amendment No. 1 Effective Date” shall have the meaning provided in Amendment No. 1.

“Amendment No. 2” shall mean Amendment No. 2 to Amendment and Restated Credit Agreement; and Amendment No. 1 to Guarantee and Collateral Agreement and Certain Other Loan Documents, dated as of December 21, 2012.

“Amendment No. 2 Effective Date” shall have the meaning provided in Amendment No. 2.

“Amendment No. 3” shall mean Amendment No. 3 to Amended and Restated Credit Agreement; and Amendment No. 3 to the Amended and Restated Guarantee and Collateral Agreement, dated as of December 12, 2013.

“Amendment No. 3 Effective Date” shall have the meaning provided in Amendment No. 3.

“Applicable Insurance Laws and Regulations” shall mean any laws, rules and regulations of any government or governmental authority or agency, including of any Applicable Insurance Regulatory Authority, applicable to the Insurance Business or the Insurance Subsidiaries.

“Applicable Insurance Regulatory Authority” shall mean, when used with respect to any Insurance Subsidiary, the insurance department or similar administrative authority or agency located in (x) the state or other jurisdiction in which such Insurance Subsidiary is domiciled or (y) to the extent asserting regulatory jurisdiction over such Insurance Subsidiary, the insurance department, authority or agency in each state or other jurisdiction in which such Insurance Subsidiary is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created in the future and that asserts regulatory jurisdiction over such Insurance Subsidiary.

“Applicable Margin” shall mean for any day (a) with respect to any Tranche B Term Loan and Revolving Facility Loan, 5.25% per annum in the case of any Eurocurrency Loan, and 4.25% per annum in the case of any ABR Loan and (b) with respect to the Commitment Fee, 0.75% per annum.

“Applicable Percentage” shall mean, (a) in respect of the Tranche B Term Loans, with respect to any Tranche B Lender at any time, the percentage (carried out to the ninth decimal place) of the Tranche B Term Loans represented by (i) such Tranche B Lender’s Tranche B Term Loan Commitment at such time and (ii) thereafter, the principal amount of such Tranche B Lender’s Tranche B Term Loans at such time, (b) in respect of the Other Term Loans, with respect to any Incremental Term Loan Lender at any time, the percentage (carried out to the ninth decimal place) of the Other Term Loans represented by (i) such Incremental Term Loan Lender’s Incremental Term Loan Commitment at such time and (ii) thereafter, the principal amount of such Tranche B Lender’s Tranche B Term Loans at such time, and (c) in respect of the Revolving Facility Loans, with respect to any Revolving Facility Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Facility Loans represented by such Revolving Facility Lender’s Revolving Facility Commitment at such time. If the commitment of each Revolving Facility Lender to make Revolving Facility Loans and the obligation of the Issuing Bank to make L/C Advances have been terminated pursuant to Section 7.01, or if the Revolving Facility Commitments have expired, then the Applicable Percentage of each Revolving Facility Lender in respect of the Revolving Facility Loans shall be determined based on the relative amounts of the Revolving Facility Exposures of such Revolving Facility Lender in respect of the total Revolving Facility Exposure most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable.

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b).

“Asset Sale” shall mean any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets and any mortgage or lease of Real Property) to any person of any asset or assets of any of the Holdings, the Borrower or any Subsidiary.

“Assignee” shall have the meaning assigned to such term in Section 9.04(b).

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and the Borrower (if required by Section 9.04), in the form of Exhibit A or such other form as shall be approved by the Administrative Agent.

“Auction” shall have the meaning assigned to such term in Section 2.11(e).

“Auction Prepayment” shall have the meaning assigned to such term in Section 2.11(e).

“Auction Procedures” shall mean the procedures set forth in Exhibit G hereto.

“Available Free Cash Flow Amount” shall mean, at any time of determination, an amount equal to, without duplication:

(a) the Cumulative Retained Excess Cash Flow Amount on such date of determination (which may be a negative amount), plus

(b) the aggregate amount of proceeds received after the Restatement Effective Date and prior to such date of determination that would have constituted Net Proceeds pursuant to clause (a) of the definition thereof except for the operation of clause (x) or (y) of the second proviso thereof (the “Below-Threshold Asset Sale Proceeds”), plus

(c) the Cumulative Equity Proceeds Amount on such date of determination, minus

(d) the cumulative amount of Investments pursuant to Section 6.04(b)(iv)(B) from and after the Restatement Effective Date and on or prior to such time, minus

(e) the cumulative amount of all dividends paid and distributions made pursuant to Sections 6.06(h) and 6.06(l) from and after the Restatement Effective Date and on or prior to such time, minus

(f) the cumulative amount of the Available Free Cash Flow Amount immediately prior to the time of such determination used to repay, repurchase, redeem, acquire, cancel or terminate Indebtedness pursuant to Section 6.09(b)(i) from and after the Restatement Effective Date and on or prior to such time;

provided, however, for purposes of determining the amount of Available Free Cash Flow Amount available for dividends and distributions under Section 6.06(h), the calculation of the Available Free Cash Flow Amount shall not include any Below-Threshold Asset Sale Proceeds to the extent the cumulative amount of such Below-Threshold Asset Sale Proceeds exceeds the sum of the cumulative amounts referred to in clauses (d), (e) and (f) above.

“Available Unused Commitment” shall mean, with respect to a Revolving Facility Lender at any time, an amount equal to the amount by which (a) the aggregate amount of the Revolving Facility Commitment of such Revolving Facility Lender at such time exceeds (b) the Revolving Facility Exposure of such Revolving Facility Lender at such time.

“Bank of America” shall mean Bank of America, N.A. and its successors.

“Banking Subsidiary” shall mean any Subsidiary that is an Insured Depository Institution (as defined in Section 3 of the Federal Deposit Insurance Act, 12 U.S.C. § 1813).

“BAS” shall have the meaning assigned to such term in the preamble hereto.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” shall mean, as to any person, the board of directors or managers, as applicable, of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person) or any duly authorized committee thereof.

“Bookrunners” shall have the meaning assigned to such term in the preamble hereto.

“Borrower” shall have the meaning assigned to such term in the preamble hereto.

“Borrowing” shall mean a group of Loans of a single Type, Class and currency and made on a single date to a single Borrower and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” shall mean $5,000,000.

“Borrowing Multiple” shall mean $1,000,000.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C-1.

“Bridge Financing Documents” shall mean the Bridge Loan Agreement and the other “Loan Documents” as defined in the Bridge Loan Agreement.

“Bridge Loan Agreement” shall mean the Senior Subordinated Bridge Loan Agreement dated as of October 17, 2005 among Holdings, the Borrower, Credit Suisse, Deutsche Bank AG Cayman Islands Branch, Banc of America Bridge LLC and BNP Paribas as initial bridge lenders, and Credit Suisse, Cayman Islands Branch, as administrative agent.

“Budget” shall have the meaning assigned to such term in Section 5.04(f).

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided, that when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market.

“Capital Expenditures” shall mean, for any person in respect of any period, the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are or should be included in “additions to property, plant or equipment” or similar items reflected in the statement of cash flows of such person; provided, however, that Capital Expenditures shall not include:

(a) expenditures with funds that would have constituted Net Proceeds under clause (a) of the definition of the term “Net Proceeds” but for the application of the first proviso to such clause (a));

(b) expenditures with proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire, maintain, develop, construct, improve, upgrade or repair assets or properties useful in the business of the Borrower and the Subsidiaries within 12 months of receipt of such proceeds;

(c) interest capitalized during such period;

(d) expenditures that are accounted for as capital expenditures of such person and that actually are paid for by a third party (excluding Holdings, the Borrower or any Subsidiary) and for which none of Holdings, the Borrower or any Subsidiary has provided or is required to provide or incur or is otherwise liable for, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period);

(e) the book value of any asset owned by such person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided, that (i) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and (ii) such book value shall have been included in Capital Expenditures when such asset was originally acquired;

(f) the purchase price of equipment purchased during such period to the extent that the consideration therefor consists of any combination of (i) used or surplus equipment traded in at the time of such purchase and (ii) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business; or

(g) Investments in respect of a Permitted Business Acquisition.

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Cash Collateralize” shall mean to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Administrative Agent, any applicable Issuing Bank or Swingline Lender (as applicable) and the Lenders, as collateral for unreimbursed L/C Disbursements, Obligations in respect of Swingline Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the applicable Issuing Bank or Swingline Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the applicable Issuing Bank or the Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Interest Expense” shall mean, with respect to any person on a consolidated basis for any period, Interest Expense for such period, less, without duplication, the sum of (a) pay-in-kind Interest Expense or other noncash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, Holdings, the Borrower or any Subsidiary, including such fees paid in connection with the Transactions and the Restatement Transactions, (c) the amortization of debt discounts, if any, or fees in respect of Swap Agreements and (d) cash interest income of Holdings, the Borrower and the Subsidiaries for such period; provided, that Cash Interest Expense shall exclude any one-time financing fees paid in connection with the Transactions or Restatement Transactions or one-time amendment fees paid in connection with any amendment of this Agreement.

“Cendant” shall mean Cendant Corporation, a Delaware corporation.

A “Change in Control” shall be deemed to occur if:

(a) a majority of the seats (other than vacant seats) on the Board of Directors of Holdings shall at any time be occupied by persons who were neither (a) nominated by the Board of Directors of Holdings or a Permitted Holder, (b) appointed by directors so nominated nor (c) appointed by the Fund or a Fund Affiliate; or

(b) a “change of control” shall occur under (i) the Senior Notes, the Senior Subordinated Notes, the Affinion Investments Notes, the Extended Senior Subordinated Notes or any Permitted Refinancing Indebtedness in respect of any of the foregoing, or (ii) the Seller Preferred Equity; or

(c) Holdings shall fail to own, directly or indirectly, beneficially and of record, 100% of all issued and outstanding Equity Interests of the Borrower; or

(d) before a Qualifying IPO, Permitted Holders, collectively, shall fail to own beneficially, directly or indirectly, in the aggregate Equity Interests representing at least 51% of (i) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings or (ii) the common stock represented by the issued and outstanding Equity Interests of Holdings (it being understood that the issuance of the Series B Warrants pursuant to the Permitted Exchange Transactions shall be deemed not to reduce the beneficial ownership of the Permitted Holders in the Equity Interests of Holdings for purposes of this clause (d), so long as such Series B Warrants (x) are not exercisable by the holders thereof and (y) do not afford the holders thereof rights equivalent to the ordinary voting power exercisable by the holders of the issued and outstanding Equity Interests of Holdings (except for the right of such holders to elect one director), in each case at any time prior to the Term Facility Maturity Date); or

(e) on or after a Qualifying IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than any one or more members of the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of (i) 35% or more of the Equity Interests of Holdings entitled to vote for members of the board of directors or equivalent governing body of such person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) and (ii) Equity Interests with greater voting power than the Equity Interests owned by the Permitted Holders.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Restatement Effective Date, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Restatement Effective Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Effective Date.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“CIH” shall have the meaning assigned to such term in the recitals hereto.

“Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Facility Loans, Tranche B Term Loans, Other Revolving Facility Loans, Other Term Loans or Swingline Loans and (b) any Commitment, refers to whether such Commitment is a Revolving Facility Commitment, Tranche B Commitment, Incremental Revolving Facility Commitment with respect to Other Revolving Facility Loans or Incremental Term Loan Commitment with respect to Other Term Loans. Other Term Loans (together with the Incremental Term Loan Commitments in respect thereof) and Other Revolving Facility Loans (together with the Incremental Revolving Facility Commitments in respect thereof) that have different terms and conditions shall be construed to be in different Classes.

“Closing Date” shall mean October 17, 2005.

“CMG” shall have the meaning assigned to such term in the recitals hereto.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all “Collateral” and “Mortgaged Property” referred to in the Security Documents (including the Mortgaged Properties) and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent or any Subagent for the benefit of the Lenders.

“Collateral Agent” shall have the meaning assigned to such term in the preamble hereto (it being understood that, from and after the Amendment No. 2 Effective Date, DBTCA shall be the successor collateral agent referred to in the definition of “Collateral Agent”).

“Collateral and Guarantee Requirement” shall mean, at any time, the requirement that:

(a) on the Closing Date (or with respect to clauses (ii) and (iii) below, on the Restatement Effective Date), the Administrative Agent shall have received (i) from the Borrower and each other Loan Party a counterpart of the Guarantee and Collateral Agreement, duly executed and delivered on behalf of such person, (ii) from Holdings a counterpart of the Holdings Guarantee and Pledge Agreement, duly executed and delivered on behalf of Holdings, and (iii) (except as provided in Section 4.02(e)), from each Loan Party that directly owns any Equity Interests of a Foreign Subsidiary (other than any Foreign Subsidiary organized under the laws of an Excluded Jurisdiction), a counterpart of a Foreign Pledge Agreement, duly executed and delivered on behalf of such person;

(b) on the Closing Date (except as provided in Section 4.02(e) with respect to any Equity Interests issued by a Foreign Subsidiary), all outstanding Equity Interests of the Borrower, all other outstanding Equity Interests directly owned by any Loan Party (other than (x) the Equity Interests of a Banking Subsidiary or an Insurance Subsidiary to the extent that a pledge of such Equity Interests violates applicable law, (y) in the case of Holdings, the Equity Interests of a special purpose person the sole assets of which are the Netcentives Assets, and (z) the Equity Interests of the Unrestricted Travel Rewards Subsidiary), and all Indebtedness owing to any Loan Party (other than intercompany indebtedness, which is governed by clause (c) below) shall have been pledged pursuant to the Guarantee and Collateral Agreement (or other applicable Security Document) and the Administrative Agent shall have received certificates or other instruments representing or evidencing all such Equity Interests (other than (i) uncertificated Equity Interests, (ii) Equity Interests issued by Foreign Subsidiaries organized under the laws of a jurisdiction where receipt of such certificates or other instruments is not required for perfection of security interests in such Equity Interests and (iii) Equity Interests issued by a Foreign Subsidiary organized under the laws of an Excluded Jurisdiction) and any notes or other instruments representing such Indebtedness in excess of $10,000,000, together with stock powers, note powers or other instruments of transfer with respect thereto endorsed in blank, provided, that, (A) unless otherwise agreed by the Borrower and the Administrative Agent in any given case, in no event shall more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary be pledged to secure Obligations of the Loan Parties and (B) unless otherwise agreed by the Borrower and the Administrative Agent in any given case, none of the issued and outstanding voting Equity Interests of a Foreign Subsidiary directly owned by Affinion Investments or Affinion

Investments II shall be pledged to secure Obligations of the Loan Parties, so long as not less than 65% of the total issued and outstanding voting Equity Interests of such Foreign Subsidiary are pledged by other Loan Parties;

(c) (i) all Indebtedness of Holdings, the Borrower and each Subsidiary (other than (x) intercompany Indebtedness incurred in the ordinary course of business in connection with the cash management operations and intercompany sales of the Borrower and each Subsidiary, (y) any Indebtedness not exceeding $1,000,000 and (z) to the extent that a pledge of such promissory note or instrument would violate applicable law) that is owing to any Loan Party (A) shall be evidenced by a promissory note or an instrument in form satisfactory to the Administrative Agent and (B) except for (x) Indebtedness of any Foreign Subsidiary owing to the Borrower or a Domestic Subsidiary for so long as the pledge of such Indebtedness would be deemed an incurrence of Indebtedness under the Senior Notes or the Senior Subordinated Notes and (y) Indebtedness of the Borrower or any Domestic Subsidiary owing to the Borrower or a Domestic Subsidiary at any time that the pledge of such Indebtedness would be deemed an incurrence of Indebtedness under the Senior Notes Indenture or the Senior Subordinated Notes Indenture and, in each case, the Indebtedness arising from such pledge is not expressly permitted Indebtedness under the Senior Notes Indenture or the Senior Subordinated Notes Indentures as “Permitted Debt” (or similar term) and could not otherwise be incurred in accordance with the terms of the Senior Notes Indenture or the Senior Subordinated Notes Indenture, shall have been pledged pursuant to the Guarantee and Collateral Agreement (or other applicable Security Document), and (ii) the Administrative Agent shall have received all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank (other than with respect to any such intercompany debt the perfection of the pledge of which does not require delivery to the Administrative Agent);

(d) except as otherwise contemplated by any Security Document (including with regard to deposit accounts), all documents and instruments, (including, in the United States of America, filings of Uniform Commercial Code financing statements and filings with the United States Copyright Office and the United States Patent and Trademark Office) and all other actions required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents and the Holdings Intercreditor Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or the recording or taken concurrently with, or promptly following, the execution and delivery of each such Security Document;

(e) except as set forth pursuant to any Security Document, each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with (i) the execution and delivery of all Security Documents (or supplements thereto) to which it is a party and the granting by it of the Liens thereunder and (ii) the performance of its obligations thereunder; and

(f) subject to Section 5.11(g), in the case of any person that (i) becomes a Subsidiary Loan Party after the Restatement Effective Date, the Administrative Agent shall have received from such Subsidiary Loan Party, (A) a supplement to the Guarantee and Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such person, (B) with respect to any Foreign Pledge Agreement that the Administrative Agent determines, based on the advice of counsel, to be necessary or advisable in connection with the pledge of Equity Interests or Indebtedness of a Foreign Subsidiary (other than a pledge of Equity Interests of any Foreign Subsidiary that is not directly owned by it or that is organized under the laws of an Excluded Jurisdiction) owned by such Subsidiary Loan Party, a counterpart thereof, duly executed and delivered on behalf of such person, (C) such other Security Documents as may be required to be delivered pursuant to Section 5.11, and (D) evidence that any other requirements of Section 5.11 shall have been complied with and (ii) becomes such a Subsidiary Loan Party, the Administrative Agent shall have received from the parent of such Subsidiary Loan Party, (A) supplements to the applicable Security Documents pursuant to which it shall have pledged the Equity Interests in the other Subsidiaries owned by it, or other Security Documents, effecting the pledge of such Equity Interests in favor of the Administrative Agent, subject to the same exceptions and limitations as set forth in paragraph (c) above, (B) certificates and instruments representing or evidencing such Equity Interests, subject to the same exceptions and limitations as set forth in paragraph (c) above.

“Commitment Fee” shall have the meaning assigned to such term in Section 2.12(a).

“Commitments” shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment, Tranche B Term Loan Commitment, Incremental Revolving Facility Commitment and/or Incremental Term Loan Commitment, (b) with respect to the Swingline Lender, its Swingline Commitment and (c) with respect to any Issuing Bank, such Issuing Bank’s L/C Commitment.

“Communications” shall have the meaning assigned to such term in Section 9.19(a).

“Companies” shall have the meaning assigned to such term in the recitals hereto.

“Conduit Lender” shall mean any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender; provided, further that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.15, 2.16, 2.17 or 9.05 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

“Consolidated Debt” at any date shall mean the sum of (without duplication) all Indebtedness (other than letters of credit, to the extent undrawn) consisting of Capital Lease Obligations, bankers’ acceptances, Indebtedness for borrowed money, Disqualified Stock and Indebtedness in respect of the deferred purchase price of property or services of the Borrower and the Subsidiaries determined on a consolidated basis on such date.

“Consolidated Fixed Charges” shall mean, with respect to the Borrower and the Subsidiaries on a consolidated basis for any period, the sum, without duplication, of:

(a) the consolidated interest expense (net of interest income) to the extent it relates to Indebtedness of the Borrower and the Subsidiaries for such period, and to the extent such expense was deducted in computing Consolidated Net Income, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made or received pursuant to obligations under any Swap Agreement, but excluding the amortization or write-off of deferred financing fees or expenses of any bridge or other financing fee in connection with the Transactions and the Restatement Transactions; plus

(b) the consolidated interest of the Borrower and the Subsidiaries that was capitalized during such period; plus

(c) any interest expense on Indebtedness of another person that is Guaranteed by the Borrower and the Subsidiaries or secured by a Lien on assets of the Borrower and the Subsidiaries, whether or not such Guarantee or Lien is called upon;

in each case, on a consolidated basis and in accordance with GAAP.

“Consolidated Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated Total Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended and Reported as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the applicable Test Period on a Pro Forma Basis.

“Consolidated Net Income” shall mean, with respect to any person for any period, the aggregate of the Net Income of such person and its subsidiaries for such period, on a consolidated basis, plus the amount that the provision for taxes exceeds cash taxes paid by such person and its Restricted Subsidiaries in such period; provided, however, that, without duplication,

(a) any net after-tax extraordinary or nonrecurring or unusual gains, losses, income, expense or charges (less all fees and expenses relating thereto), including, without limitation, any severance, relocation or other restructuring expenses, fees or charges actually paid in cash relating to plant, store and office closure, consolidation, downsizing and/or shutdown costs (including future lease commitments and contract termination costs with respect thereto), acquisition integration costs, and expenses or charges related to any offering of Equity Interests or debt securities of Holdings or any direct or indirect parent of Holdings, any Investment, acquisition, disposition, recapitalization or issuance, repayment, refinancing, amendment or modification of Indebtedness (in each case, whether or not successful), and any fees, expenses, charges or change in control payments related to the Restatement Transactions and the Transactions (including any transition-related expenses incurred before, on or after the Closing Date), in each case, shall be excluded;

(b) any increase in amortization or depreciation or any one-time non-cash charges resulting from purchase accounting in connection with any acquisition that is consummated on or after the Closing Date shall be excluded;

(c) the cumulative effect of a change in accounting principles during such period shall be excluded;

(d) any net after-tax gains or losses on disposal of discontinued operations shall be excluded;

(e) any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by senior management or the Board of Directors of the Borrower) shall be excluded;

(f) any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of (i) indebtedness, and (ii) Swap Agreements and other derivative instruments to the extent that such gains or losses have been realized by the Borrower, in each case, shall be excluded;

(g) the Net Income for such period of any person that is not a subsidiary of such person, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments actually paid in cash (or to the extent converted into cash) to the referent person or a subsidiary thereof in respect of such period;

(h) the Net Income for such period of any subsidiary of such person (other than Affinion Investments and Affinion Investments II) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such subsidiary or its equity holders, unless such restrictions with respect to the payment of dividends or similar distributions have been legally waived; provided that the Consolidated Net Income of such person shall be increased by the amount of dividends or other distributions or other payments actually paid in cash (or converted into cash) by any such subsidiary to such person or a subsidiary of such person (subject to the provisions of this clause (h)), to the extent not already included therein;

(i) any non-cash impairment charge or asset write-off resulting from the application of Statement of Financial Accounting Standards No. 142 and 144, and the amortization of intangibles arising pursuant to No. 141, shall be excluded;

(j) any non cash expenses realized or resulting from employee benefit plans or post employment benefit plans, long-term incentive plans or grants of stock appreciation or similar rights, stock options, restricted stock or other rights to officers, directors and employees of such person or any of its Subsidiaries shall be excluded;

(k) any one-time non-cash compensation charges shall be excluded;

(l) non-cash gains, losses, income and expenses resulting from fair value accounting required by Statement of Financial Accounting Standards No. 133 and related interpretations shall be excluded;

(m) the effects of purchase accounting as a result of the Acquisition shall be excluded;

(n) accruals and reserves that are established within twelve months after the Closing Date and that are so required to be established in accordance with GAAP shall be excluded (until such time as such items require an expenditure of cash);

(o) any currency translation gains and losses realized from currency remeasurements of Indebtedness, and any net loss or gain realized from any Swap Agreements for currency exchange risk, in each case, that are actually paid in cash, shall be excluded;

(p) (i) the non-cash portion of “straight-line” rent expense shall be excluded and (ii) the cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included; and

(q) to the extent not already reflected in Consolidated Net Income, the amount of any accrual, reserve or other charge that reduces Net Income of such person that was taken in respect of expected or actual Losses by reason of (x) any legal proceedings disclosed in the Offering Circular, including the financial statements included therein, or relating to the same facts and circumstances as disclosed, or (y) a breach or violation of law, in each case, shall be excluded; provided, that (as certified in a Certificate delivered to the Administrative Agent and signed by any two of the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Borrower) the Borrower has (i) a reasonable good faith belief that it is entitled to be indemnified by Cendant pursuant to the Purchase Agreement in respect of such Losses in an amount greater than or equal to the amount to be excluded from the calculation of Consolidated Net Income pursuant to this clause (q) and (ii) provided Cendant a notice in respect of the Borrower’s intent to seek indemnity; provided, further, that (x) if Net Income is increased as a result of any amounts received from Cendant in respect of such an indemnity and the right to be so indemnified was used in a prior period to increase Consolidated Net Income pursuant to this clause (q), such amounts received shall be excluded from Consolidated Net Income and (y) to the extent the actual indemnity received is less than the expected indemnity amount excluded in a prior period pursuant to this clause (q), Consolidated Net Income shall be reduced by the difference in the period in which such lower actual indemnity amounts are received or in which a final judgment of a court of competent jurisdiction is made that the Borrower is entitled to no indemnity.

“Consolidated Total Assets” shall mean, as of any date, the total assets of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, as set forth on the consolidated balance sheet of the Borrower as of the last day of the fiscal quarter most recently ended and Reported.

“Consolidated Total Debt” at any date shall mean (i) Consolidated Debt on such date less (ii) the Permitted Cash Amount, if any, on such date.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Event” shall have the meaning assigned to such term in Article IV.

“CSS” shall have the meaning assigned to such term in the preamble hereto.

“Cumulative Equity Proceeds Amount” shall mean, at any time of determination, an amount equal to, without duplication:

(a) 100% of the aggregate net proceeds (determined in a manner consistent with the definition of “Net Proceeds”), including cash and the Fair Market Value of tangible assets other than cash, received by the Borrower after the Closing Date from the issue or sale of Equity Interests of the Borrower to Holdings (excluding, without duplication, Excluded Contributions, Excluded Equity Proceeds, Permitted Cure Securities (including the Cure Amount) and Disqualified Stock) including Equity Interests of Holdings (other than Disqualified Stock) issued upon conversion of Indebtedness or Disqualified Stock to the extent the Borrower had received the Net Proceeds of such Indebtedness or Disqualified Stock, plus

(b) 100% of the aggregate amount of contributions to the capital of the Borrower by Holdings received in cash and the Fair Market Value of tangible assets other than cash after the Closing Date (other than Excluded Contributions, Excluded Equity Proceeds, Permitted Cure Securities (including the Cure Amount) and Disqualified Stock), plus

(c) 100% of the aggregate amount received by the Borrower or any Subsidiary in cash and the Fair Market Value of tangible assets other than cash received by the Borrower or any Subsidiary after the Closing Date from:

(i) the sale or other disposition (other than to the Borrower or a Subsidiary of the Borrower) of Investments made by the Borrower and its Subsidiaries and from repurchases and redemptions of such Investments from the Borrower and its Subsidiaries by any person (other than Holdings, the Borrower or any of its Subsidiaries) to the extent the Net Proceeds thereof are not required to be applied pursuant to Section 2.11(b);

(ii) the sale (other than to the Holdings, Borrower or a Subsidiary of the Borrower) of the Equity Interests of an Unrestricted Subsidiary to the extent the Net Proceeds thereof are not required to be applied pursuant to Section 2.11(b); or

(iii) a distribution, dividend or other payment from an Unrestricted Subsidiary.

“Cumulative Retained Excess Cash Flow Amount” shall mean, at any date of determination, an amount (which may be negative) equal to:

(a) the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for each Excess Cash Flow Period; plus

(b) for each Excess Cash Flow Interim Period during any Excess Cash Flow Period in which the Borrower has elected to make an Excess Cash Flow Early Prepayment, an amount equal to the Retained Percentage of the Excess Cash Flow for such Excess Cash Flow Interim Period; plus

(c) an amount (which may be negative) equal to (i) the Retained Percentage of Year To Date Excess Cash Flow for such Excess Cash Flow Period minus (ii) the aggregate of all amounts, if any, added pursuant to clause (b) above during any Excess Cash Flow Period.

“Cure Amount” shall have the meaning assigned to such term in Section 7.03(a).

“Cure Right” shall have the meaning assigned to such term in Section 7.03(a).

“Current Assets” shall mean, with respect to the Borrower and the Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and the Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits.

“Current Liabilities” shall mean, with respect to the Borrower and the Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and the Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Interest Expense (excluding Interest Expense that is due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals, if any, of transaction costs resulting from the Transactions and the Restatement Transactions, (e) accruals of any costs or expenses related to (i) severance or termination of employees prior to the Closing Date or (ii) bonuses, pension and other post-retirement benefit obligations, and (f) accruals for add-backs to EBITDA included in clauses (a)(iv) and (a)(vi) of the definition of such term.

“DBS” shall have the meaning assigned to such term in the preamble hereto.

“DBTCA” shall mean Deutsch Bank Trust Company Americas and its successors.

“Debt Service” shall mean, with respect to Holdings, the Borrower and the Subsidiaries on a consolidated basis for any period, Cash Interest Expense for such period plus scheduled principal amortization of Consolidated Debt for such period.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.23(b), any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swingline Loans, within three Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by their terms (or by the terms of any security into which such Equity Interests are convertible or for which such Equity Interests are redeemable or exchangeable), or upon the happening of any event, (i) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control or asset sale), (ii) are convertible or exchangeable other than at the option of the issuer thereof for Indebtedness or Disqualified Stock or (iii) are redeemable at the option of the holder thereof (other than upon the occurrence of a Change of Control (or similar event), sale or disposition of all or substantially all of the assets of the Borrower and its Subsidiaries, or the acceleration of the Loans, subject, in each case, to the prior payment in full in cash of all Obligations), in whole or in part, in each case prior to 91 days after the latest to mature of any Tranche, Other Term Loan, if any, and Other Revolving Loan, if any; provided, however, that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; provided, further, that if such Equity Interests are issued to any employee or to any plan for the benefit of employees of the Borrower or the Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided, still further, that any class of Equity Interests of such person that by its terms authorizes such person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock; provided, still further, that the Seller Preferred Equity, as in effect on the date hereof, shall not be deemed to be Disqualified Stock.

“Dividends” shall have the meaning assigned to such term in Section 6.06.

“Documentation Agent” shall have the meaning assigned to such term in the preamble hereto.

“Dollar” and “$” shall mean lawful money of the United States.

“Domestic Subsidiary” shall mean any Subsidiary that is not a Foreign Subsidiary.

“EBITDA” shall mean, with respect to the Borrower and the Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Borrower and the Subsidiaries for such period (without giving effect to the amount added to Net Income in calculating Consolidated Net Income for the excess of the provision for taxes over cash taxes) plus (a) the sum of without duplication:

(i) to the extent deducted or otherwise excluded in calculating Consolidated Net Income for such period, provision for taxes based on income, profits or capital of the Borrower and the Subsidiaries for such period, without duplication, including, without limitation, state franchise and similar taxes, and including an amount equal to the amount of tax distributions actually made to the holders of Equity Interests of the Borrower and the Subsidiaries in respect of such period in accordance with Section 6.06(b), which shall be included as though such amounts had been paid as income taxes directly by the Borrower or any Subsidiary; plus

(ii) to the extent deducted or otherwise excluded in calculating Consolidated Net Income for such period, Consolidated Fixed Charges of the Borrower and the Subsidiaries for such period; plus

(iii) to the extent deducted or otherwise excluded in calculating Consolidated Net Income for such period, depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash charges or expenses to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Borrower and the Subsidiaries for such period; plus

(iv) to the extent deducted or otherwise excluded in calculating Consolidated Net Income for such period, the amount of any business optimization expenses and restructuring charges or expenses (which, for the avoidance of doubt, shall include office and plant closures, facility consolidations, retention payments and special supplemental bonus payable in connection with the Acquisition or otherwise, exit costs, severance payments, systems establishment costs or excess pension charges); provided, that the aggregate total amount of all such restructuring charges and expenses that are actually paid in cash that may be added back under this clause (iv) shall not exceed $25,000,000 for the relevant Test Period; plus

(v) [Reserved];

(vi) to the extent permitted to be paid pursuant to Section 6.07(b), the amount of management, monitoring, consulting and advisory fees and related expenses paid to the Fund or any Fund Affiliate (or any accruals relating to such fees and related expenses) during such period; provided, however, that such amount shall not exceed in any four-fiscal quarter period the sum of (A) greater of (x) $2,500,000, and (y) 1% of EBITDA of the Borrower and its Subsidiaries on a consolidated basis plus any deferred fees (calculated without giving effect to this clause (vi)) plus (B) 2% of the value of transactions permitted hereunder and entered into by the Borrower or any of the Subsidiaries with respect to which the Fund or any Fund Affiliate provides any of the aforementioned types of services; plus

(vii) any expenses or charges (other than depreciation or amortization expense as described in the preceding clause (iii)) related to any issuance of Equity Interests, Investment, acquisition, disposition, recapitalization or the incurrence, modification or repayment of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful), including (x) such fees, expenses or charges related to the offering of the Senior Notes, Senior Subordinated Notes, and the Obligations, and (y) any amendment or other modification of the Obligations or other Indebtedness; plus

(viii) non-cash gains and losses with respect to Swap Agreements and other derivative instruments; plus

(ix) non-cash currency translation gains and losses related to currency remeasurements of Indebtedness, and any net non-cash loss or gain resulting from any Swap Agreement for currency exchange risk; minus

(b) non-cash items increasing such Consolidated Net Income for such period (excluding the recognition of deferred revenue or any non-cash items which represent the reversal of any accrual of, or reserve for, anticipated cash charges in any prior period and any items for which cash was received in any prior period and excluding amounts increasing Consolidated Net Income pursuant to clause (q) of the definition of Consolidated Net Income);

in each case, on a consolidated basis and determined in accordance with GAAP.

Notwithstanding the preceding, the provision for taxes based on the income or profits of, the Consolidated Fixed Charges of, the depreciation and amortization and other non-cash expenses or non-cash items of and the restructuring charges or expenses of, a Subsidiary of the Borrower will be added to (or subtracted from, in the case of non-cash items described in clause (b) above) Consolidated Net Income to compute EBITDA, (A) in the same proportion that the Net Income of such Subsidiary was added to compute such Consolidated Net Income of the Borrower, and (B) only to the extent that a corresponding amount of the Net Income of such Subsidiary would be permitted at the date of determination to be dividended or distributed to the Borrower by such Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

“EMU Legislation” shall mean the legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states.

“environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, decrees, directives, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the generation, management, Release or threatened Release of, or exposure to, any Hazardous Material or to health and safety matters (to the extent relating to the environment or Hazardous Materials).

“Equity Financing” shall mean, in connection with the consummation of the Acquisition, the issuance by Holdings of Equity Interests to the Permitted Holders and the Seller Preferred Equity to the Seller and/or its designee.

“Equity Financing Documents” shall mean, collectively, (a) the Registration Rights Agreement, dated as of October 17, 2005, between Holdings and Affinion Group Holdings, LLC, (b) the Subscription Agreement and Redemption Agreement, dated as of October 17, 2005, between Holdings and Affinion Group Holdings, LLC, (c) the Seller Warrants, and (d) the Seller Preferred Equity Documents, as the same may be amended from time to time in accordance with the terms hereof and thereof.

“Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with Holdings, the Borrower or a Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any Reportable Event; (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the incurrence by Holdings, the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Holdings, the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention, or the institution by the PBGC of proceedings, to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by Holdings, the Borrower, a Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Holdings, the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Holdings, the Borrower, a Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“euro” or “€” shall mean the currency constituted by the Treaty on the European Union and as referred to in the EMU Legislation.

“Eurocurrency Base Rate” shall mean, for such Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurocurrency Base Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by DBTCA and with a term equivalent to such Interest Period would be offered by DBTCA’s London Branch to major banks in the London interbank Eurocurrency market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Eurocurrency Borrowing” shall mean a Borrowing comprised of Eurocurrency Loans.

“Eurocurrency Liabilities” has the meaning specified in the definition of “Eurocurrency Reserve Percentage”.

“Eurocurrency Loan” shall mean any Eurocurrency Term Loan or Eurocurrency Revolving Loan.

“Eurocurrency Reserve Percentage” shall mean, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency Liabilities”). The Adjusted Eurocurrency Rate for each outstanding Eurocurrency Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

“Eurocurrency Revolving Borrowing” shall mean a Borrowing comprised of Eurocurrency Revolving Loans.

“Eurocurrency Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the Adjusted Eurocurrency Rate in accordance with the provisions of Article II.

“Eurocurrency Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted Eurocurrency Rate in accordance with the provisions of Article II.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” shall mean, with respect to the Borrower and the Subsidiaries on a consolidated basis for any Excess Cash Flow Period, EBITDA of the Borrower and the Subsidiaries on a consolidated basis for such Excess Cash Flow Period, minus, without duplication,

(a) Debt Service for such Excess Cash Flow Period, reduced by the aggregate principal amount of voluntary prepayments of Consolidated Debt (other than prepayments of the Loans) that would otherwise constitute scheduled principal amortization during such Excess Cash Flow Period;

(b) the amount of any voluntary prepayment permitted hereunder of term Indebtedness (other than any Term Loans) during such Excess Cash Flow Period, in each case to the extent not financed, or intended to be financed, using the proceeds of, without duplication, the incurrence of Indebtedness, the sale or issuance of any Equity Interests, any Cumulative Equity Proceeds Amount or any Net Proceeds not otherwise required to prepay the Loans pursuant to Section 2.11 or the definition of the term “Net Proceeds”, in each case, to the extent that the amount of such prepayment is not already reflected in Debt Service;

(c) (i) Capital Expenditures by the Borrower and the Subsidiaries on a consolidated basis during such Excess Cash Flow Period that are paid in cash and (ii) the aggregate consideration paid in cash during such Excess Cash Flow Period in respect of Permitted Business Acquisitions and other Investments permitted hereunder, in each case, to the extent not financed with the proceeds of, without duplication, the incurrence of Indebtedness, the sale or issuance of any Equity Interests, any component of Available Free Cash Flow Amount (which, in the case of Cumulative Retained Excess Cash Flow Amount, only to the extent attributable to a time prior to such Excess Cash Flow Period) or any Net Proceeds not otherwise required to prepay the Loans pursuant to Section 2.11 or the definition of the term “Net Proceeds” (less any amounts received in respect thereof as a return of capital);

(d) Capital Expenditures that the Borrower or any Subsidiary shall, during such Excess Cash Flow Period, become obligated to make but that are not made during such Excess Cash Flow Period; provided, that (i) any amount so deducted that will be paid after the close of such Excess Cash Flow Period shall not be deducted again in a subsequent Excess Cash Flow Period, and (ii) the Borrower shall deliver a certificate to the Administrative Agent not later than 90 days after the end of such Excess Cash Flow Period, signed by a Responsible Officer of the Borrower and certifying that such Capital Expenditures and the delivery of the related equipment will be made in the following Excess Cash Flow Period; provided, further, that if any such Capital Expenditures so deducted are either (A) not so made in the following Excess Cash Flow Period or (B) made in the following Excess Cash Flow Period with the proceeds of, without duplication, the incurrence of Indebtedness, the sale or issuance of any Equity Interests, any component of Available Free Cash Flow Amount (which, in the case of Cumulative Retained Excess Cash Flow Amount, only to the extent attributable to a time prior to such Excess Cash Flow Period) or any Net Proceeds not otherwise required to prepay the Loans pursuant to Section 2.11 or the definition of the term “Net Proceeds”, the amount of such Capital Expenditures not so made or so financed shall be added to the calculation of Excess Cash Flow in such following Excess Cash Flow Period;

(e) Taxes paid in cash by Holdings, the Borrower and the Subsidiaries on a consolidated basis during such Excess Cash Flow Period or that will be paid within six months after the close of such Excess Cash Flow Period and for which reserves have been established, including income tax expense and withholding tax expense incurred in connection with cross-border transactions involving the Foreign Subsidiaries; provided, that any amount so deducted that will be paid after the close of such Excess Cash Flow Period shall not be deducted again in a subsequent Excess Cash Flow Period;

(f) an amount equal to any increase in Working Capital of the Borrower and the Subsidiaries for such Excess Cash Flow Period;

(g) cash expenditures made in respect of Swap Agreements during such Excess Cash Flow Period, to the extent not reflected in the computation of EBITDA or Cash Interest Expense;

(h) permitted dividends or distributions or repurchases of its Equity Interests paid in cash by the Borrower to Holdings during such Excess Cash Flow Period and permitted dividends paid by any Subsidiary to any person other than the Borrower or any of the Subsidiaries during such Excess Cash Flow Period, in each case in accordance with Section 6.06 (other than any permitted dividends or distributions made under Section 6.06(e);

(i) without duplication of any exclusions to the calculation of Consolidated Net Income or EBITDA, amounts paid in cash during such Excess Cash Flow Period on account of (A) items that were accounted for as noncash reductions of Net Income in determining Consolidated Net Income or as noncash reductions of Consolidated Net Income in determining EBITDA of the Borrower and the Subsidiaries in a prior Excess Cash Flow Period and (B) reserves or accruals established in purchase accounting;

(j) to the extent not deducted in the computation of Net Proceeds in respect of any asset disposition or condemnation giving rise thereto, the amount of any mandatory prepayment of Indebtedness (other than Indebtedness created hereunder or under any other Loan Document), together with any interest, premium or penalties required to be paid (and actually paid) in connection therewith to the extent that the income or gain realized from the transaction giving rise to such Net Proceeds exceeds the aggregate amount of all such mandatory prepayments and Capital Expenditures made with such Net Proceeds, and

(k) the amount related to items that were added to or not deducted from Net Income in calculating Consolidated Net Income or were added to or not deducted from Consolidated Net Income in calculating EBITDA to the extent such items represented a cash payment (which had not reduced Excess Cash Flow upon the accrual thereof in a prior Excess Cash Flow Period), or an accrual for a cash payment, by the Borrower and the Subsidiaries or did not represent cash received by the Borrower and the Subsidiaries, in each case on a consolidated basis during such Excess Cash Flow Period, plus, without duplication,

(a) an amount equal to any decrease in Working Capital of the Borrower and the Subsidiaries for such Excess Cash Flow Period;

(b) all proceeds received during such Excess Cash Flow Period of Capital Lease Obligations, purchase money Indebtedness, Sale and Lease-Back Transactions pursuant to Section 6.03 and any other Indebtedness, in each case to the extent used to finance any Capital Expenditure (other than Indebtedness under this Agreement to the extent there is no corresponding deduction to Excess Cash Flow above in respect of the use of such Borrowings);

(c) all amounts referred to in clause (c) or (d) above to the extent funded with, without duplication, (i) the proceeds of the sale or issuance of Equity Interests of, or capital contributions to, the Borrower after the Restatement Effective Date, (ii) any amount that would have constituted Net Proceeds under clause (a) of the definition of the term “Net Proceeds” if not so spent or (iii) any component of Available Free Cash Flow Amount (which, in the case of Cumulative Retained Excess Cash Flow Amount, only to the extent attributable to a time prior to such Excess Cash Flow Period), in each case to the extent there is a corresponding deduction from Excess Cash Flow above;

(d) to the extent any permitted Capital Expenditures referred to in clause (d) above and the delivery of the related equipment do not occur in the following Excess Cash Flow Period specified in the certificate of the Borrower provided pursuant to clause (d) above, the amount of such Capital Expenditures that were not so made in such following Excess Cash Flow Period;

(e) cash payments received in respect of Swap Agreements during such Excess Cash Flow Period to the extent (i) not included in the computation of EBITDA or (ii) such payments do not reduce Cash Interest Expense;

(f) any extraordinary or nonrecurring gain realized in cash during such Excess Cash Flow Period, except to the extent such gain consists of Net Proceeds subject to Section 2.11(c);

(g) to the extent deducted in the computation of EBITDA, cash interest income; and

(h) the amount related to items that were deducted from or not added to Net Income in connection with calculating Consolidated Net Income or were deducted from or not added to Consolidated Net Income in calculating EBITDA to the extent either (x) such items represented cash received by the Borrower or any Subsidiary or (y) such items do not represent cash paid by the Borrower or any Subsidiary, in each case on a consolidated basis during such Excess Cash Flow Period;

provided, that for purposes of calculating Excess Cash Flow in connection with any Excess Cash Flow Early Prepayment of Term Loans to be made in accordance with Section 2.11(a)(ii) or Cumulative Retained Excess Cash Flow Amount for any Excess Cash Flow Interim Period, Excess Cash Flow Period as used in this definition shall be deemed to be Excess Cash Flow Interim Period.

“Excess Cash Flow Early Prepayment” shall have the meaning assigned to such term in Section 2.11(a)(ii).

“Excess Cash Flow Interim Period” shall mean during any Excess Cash Flow Period, the one, two or three quarter period (taken as one accounting period) for which an Excess Cash Flow Early Prepayment has been made (or calculated and not required to be made) (a) commencing on the later of (i) the end of the immediately preceding Excess Cash Flow Period and (ii) if an Excess Cash Flow Early Prepayment shall have previously been made during such Excess Cash Flow Period, the end of the immediately preceding Excess Cash Flow

Interim Period during such Excess Cash Flow Period and (b) ending on the last day of the most recently ended fiscal quarter (other than the last day of the fiscal year) during such Excess Cash Flow Period for which financial statements are available.

“Excess Cash Flow Period” shall mean (a) the fiscal year of the Borrower ending on December 31, 2011, and (b) each fiscal year of the Borrower ended thereafter; provided, that solely for purposes of determining the Available Free Cash Flow Amount, such period shall be (i) the period taken as one accounting period beginning on January 1, 2010, and ending on December 31, 2010, and (ii) each fiscal year of the Borrower ended thereafter.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Existing Holdings Notes” shall mean Holdings’ 11.625% Senior Notes due 2015.

“Excluded Contributions” shall mean the Permitted Investments or other assets (valued at their Fair Market Value as determined in good faith by senior management or the Board of Directors of the Borrower) received by the Borrower from:

(a) contributions in respect of its common stock and

(b) the sale (other than to a Subsidiary of the Borrower or pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower or any of its Subsidiaries) of Equity Interests (other than Disqualified Stock) of the Borrower to Holdings, in each case, as designated as Excluded Contributions pursuant to an Officer’s Certificate executed by a Responsible Officer of the Borrower; provided, that, notwithstanding anything to the contrary, Excluded Contributions shall not include any amounts included in Cumulative Equity Proceeds Amount, any Excluded Equity Proceeds and any Permitted Cure Securities (including the Cure Amount).

“Excluded Equity Proceeds” shall mean, during any fiscal year, the net proceeds (determined in a manner consistent with the definition of “Net Proceeds”) received by Holdings during such fiscal year from the sales and issuance of its Equity Interests (other than Disqualified Stock) so long as (a) all such proceeds are contributed in cash to the Borrower, (b) none of such proceeds are included in Cumulative Equity Proceeds Amount (or otherwise in the calculation of Available Free Cash Flow Amount), Excluded Contributions or Cure Amount, and (c) such Equity Interests are not Permitted Cure Securities.

“Excluded Indebtedness” shall mean all Indebtedness permitted to be incurred under Section 6.01 (as amended or waived from time to time).

“Excluded Jurisdictions” shall mean any jurisdiction in which a Foreign Subsidiary is formed or organized to the extent that (a) the perfection of the pledge of Equity Interests in such Foreign Subsidiary pursuant to a Foreign Pledge Agreement requires the consent or approval of any Governmental Authority in such jurisdiction and such consent or approval is not readily obtainable in the ordinary course, or violates applicable law, or (b) such Foreign Subsidiary, taken on a consolidated basis with its subsidiaries, is an Immaterial Subsidiary.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, the following taxes, including interest, penalties or other additions thereto:

(a) income taxes imposed on (or measured by) its net income or franchise taxes imposed on (or measured by) its gross or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, in each case including any political subdivision thereof,

(b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above,

(c) any withholding tax that is attributable to a Lender’s failure to comply with Section 2.17(e) (other than as a result of a change in law), and

(d) any withholding tax that is in effect and would apply to amounts payable hereunder by the Borrower at the time such Lender becomes a party to this Agreement (or designates a new Lending Office),

except, in the case of clause (d) above, to the extent that (i) such Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from a Loan Party with respect to any withholding tax pursuant to Section 2.17(a) or (ii) such withholding tax shall have resulted from the making of any payment to a location other than the office designated by the Administrative Agent or such Lender for the receipt of payments of the applicable type.

“Existing Agent” shall mean Credit Suisse AG, Cayman Islands Branch (formerly known as Credit Suisse, Cayman Islands Branch), in its capacity as “Administrative Agent” under the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement).

“Existing Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Existing Lenders” shall have the meaning assigned to such term in the recitals hereto.

“Existing Letters of Credit” shall mean, each letter of credit issued pursuant to the Existing Credit Agreement and set forth on Schedule 1.01(a).

“Extended Senior Subordinated Notes” shall mean the Senior Subordinated Notes due 2018 issued by the Borrower to Affinion Investments on the Amendment No. 3 Effective Date pursuant to the Extended Senior Subordinated Notes Indenture in connection with the Permitted Exchange Transactions.

“Extended Senior Subordinated Notes Documents” shall mean, collectively, the Extended Senior Subordinated Notes, the Extended Senior Subordinated Notes Indenture and any documents, supplements, instruments and agreements delivered in connection therewith.

“Extended Senior Subordinated Notes Indenture” shall mean the Indenture, dated as of the Amendment No. 3 Effective Date, among the Borrower, the Subsidiary Loan Parties, Wells Fargo Bank, National Association, as trustee and Wilmington Trust, National Association, as holder agent.

“Fair Market Value” shall mean, with respect to any asset or property, the price that could be negotiated in an arms’-length transaction between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to DBTCA on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” shall mean that certain Administrative Agent Fee Letter, dated as of December 21, 2012, by and among Holdings, the Borrower and Deutsche Bank Trust Company Americas (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Fees” shall mean the Commitment Fees, the L/C Participation Fees, the Issuing Bank Fees and the Administrative Agent Fees.

“Financial Officer” of any person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such person.

“Flow Through Entity” shall mean an entity that is treated as a partnership not taxable as a corporation, a grantor trust or a disregarded entity for U.S. federal income tax purposes or subject to treatment on a comparable basis for purposes of state, local or foreign tax law.

“Foreign Pledge Agreement” shall mean a pledge or charge agreement with respect to the Pledged Collateral that constitutes Equity Interests of a Foreign Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent; provided, that, (A) unless the Borrower and the Administrative Agent otherwise agree in any given case, in no event shall more than 65% of the issued and outstanding voting Equity Interests of such Foreign Subsidiary be pledged to secure Obligations of the Loan Parties and (B) unless otherwise agreed by the Borrower and the Administrative Agent in any given case, none of the issued and outstanding voting Equity Interests of a Foreign Subsidiary directly owned by Affinion Investments or Affinion Investments II shall be pledged to secure Obligations of the Loan Parties, so long as not less than 65% of the total issued and outstanding voting Equity Interests of such Foreign Subsidiary are pledged by other Loan Parties.

“Foreign Subsidiary” shall mean any Subsidiary (together with its successors) that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia.

“FRB” shall mean the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, (a) with respect to each Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit obligations other than Letter of Credit obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” shall mean (i) Apollo Overseas Partners V, L.P., (ii) Apollo Netherlands Partners V(A), L.P., (iii) Apollo Netherlands Partners (V)(B), L.P., (iv) Apollo German Partners V GmbH KG & Co., and (v) Apollo Investment Fund V, L.P.

“Fund Affiliate” shall mean (a) each Affiliate of the Fund that is neither a “portfolio company”, whether or not controlled, nor a company controlled by a “portfolio company” or in which a “portfolio company” has made an investment (including joint ventures) and (b) any individual who is a partner or employee of the Fund.

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, subject to the provisions of Section 1.02; provided, that any reference to the application of GAAP in Sections 3.13(a), 3.13(b), 3.20, 5.03, 5.07 and 6.02(e), to a Foreign Subsidiary (and not as a consolidated Subsidiary of the Borrower) shall mean generally accepted accounting principles in effect from time to time in the jurisdiction of organization of such Foreign Subsidiary.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality, regulator or regulatory or legislative body.

“Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part) or (v) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation, or (b) any Lien on any assets of the guarantor securing any Indebtedness or other obligation (or any existing right, contingent or otherwise, of the holder of Indebtedness or other obligation to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Restatement Effective Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, in the form of Exhibit D, as amended, supplemented or otherwise modified from time to time, among the Borrower and each Subsidiary Loan Party, the Administrative Agent and the Collateral Agent.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including explosive or radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature subject to regulation or which can give rise to liability under any Environmental Law.

“Holdings” shall have the meaning assigned to such term in the preamble hereto.

“Holdings Credit Agreement” shall mean the Credit Agreement dated as of January 31, 2007, among Holdings, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent and Bank of America Securities LLC, as syndication agent, as in effect on the Restatement Effective Date, and as amended from time to time thereafter.

“Holdings Indebtedness” shall mean any Indebtedness incurred by Holdings under and pursuant to the Holdings Credit Agreement (or any Permitted Refinancing Indebtedness in respect of the foregoing).

“Holdings Guarantee and Pledge Agreement” shall mean the Guarantee and Pledge Agreement, in the form of Exhibit E, as amended, supplemented or otherwise modified from time to time, among Holdings, the Administrative Agent and the Collateral Agent.

“Holdings Intercreditor Agreement” shall mean the Intercreditor Agreement, substantially in the form attached as Exhibit B to Amendment No. 3, dated as of the Amendment No. 3 Effective Date, as amended, modified or otherwise supplemented from time to time, among Holdings, the Administrative Agent, the Collateral Agent and Wells Fargo Bank, National Association, as trustee and collateral agent under the New Holdings Notes (as defined in the Offering Memo).

“Honor Date” shall have the meaning assigned to such term in Section 2.05.

“Immaterial Subsidiary” shall mean any Subsidiary that (a) did not, as of the last day of the fiscal quarter of the Borrower most recently ended and Reported, have assets with a value in excess of 5% of the Consolidated Total Assets or revenues representing in excess of 5% of total revenues of the Borrower and the Subsidiaries on a consolidated basis as of such date and (b) taken together with all Unrestricted Subsidiaries designated pursuant to clause (ii) of the definition thereof and all other Immaterial Subsidiaries as of the last day of the fiscal quarter of the Borrower most recently ended and Reported, did not have assets with a value in excess of 10% of the Consolidated Total Assets or revenues representing in excess of 10% of total revenues of the Borrower and the Subsidiaries on a consolidated basis as of such date; provided, that (i) for purposes of the definition of “Excluded Jurisdiction”, the assets and revenues of such Subsidiary shall be deemed to include all assets and revenues of such Subsidiary’s Subsidiaries on a consolidated basis and (ii) any Subsidiary that is a “Significant Subsidiary” as such term (or any similar term) is used in the Senior Notes Indenture, the Senior Subordinated Notes Indenture, the Extended Senior Subordinated Notes Indenture or the Affinion Investments Notes Indenture shall not be an “Immaterial Subsidiary” hereunder. Each Immaterial Subsidiary shall be set forth in Schedule 1.01(b), and the Borrower shall update such Schedule from time to time after the Closing Date as necessary to reflect all Immaterial Subsidiaries at such time (the selection of Subsidiaries to be added to or removed from such Schedule to be made as the Borrower may determine).

“Increased Amount Date” shall have the meaning assigned to such term in Section 2.20.

“Incremental Amount” shall mean, at any time, the excess, if any, of (a) the Incremental General Amount plus the Incremental Refinancing Amount over (b) the aggregate amount of all Incremental Term Loan Commitments and Incremental Revolving Facility Commitments established prior to such time pursuant to Section 2.20.

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Term Lenders and/or Incremental Revolving Facility Lenders.

“Incremental General Amount” shall mean the greater of (a) $300,000,000 and (b) EBITDA for the period of four consecutive fiscal quarters most recently ended as of the last day of the fiscal quarter of the Borrower most recently ended and Reported.

“Incremental Refinancing Amount” shall mean $455,000,000, plus any unpaid accrued interest and premium (including tender premium) with respect to Indebtedness that is purchased, redeemed, retired, acquired, cancelled or terminated with the proceeds of Loans incurred pursuant to Section 2.20 and original issue discounts, underwriting discounts, defeasance costs, fees, commissions and expenses, as applicable.

“Incremental Revolving Facility Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.20, to make Incremental Revolving Facility Loans to the Borrower.

“Incremental Revolving Facility Lender” shall mean a Lender with an Incremental Revolving Facility Commitment or an outstanding Incremental Revolving Facility Loan.

“Incremental Revolving Facility Loans” shall mean Revolving Facility Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(c). Incremental Revolving Facility Loans may be made in the form of additional Revolving Facility Loans or, to the extent permitted by Section 2.20 and provided for in the relevant Incremental Assumption Agreement, Other Revolving Facility Loans.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.20, to make Incremental Term Loans to the Borrower.

“Incremental Term Loans” shall mean Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(c). Incremental Term Loans may be made in the form of additional Tranche B Term Loans or, to the extent permitted by Section 2.20 and provided for in the relevant Incremental Assumption Agreement, Other Term Loans.

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than current trade liabilities and current intercompany liabilities (but not any refinancings, extensions, renewals or replacements thereof) incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof), (e) all Guarantees by such person of Indebtedness of others, (f) all Capital Lease Obligations of such person, (g) all payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Swap Agreements, (h) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit, (i) the principal component of all obligations of such person in respect of bankers’ acceptances and (j) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock). The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such person in respect thereof; provided, however, that, notwithstanding the foregoing, solely for purposes of calculating any financial covenant in Section 6.10 or Section 6.11 or calculating any financial ratio, Indebtedness shall be deemed not to include (i) contingent obligations incurred in the ordinary course of business, (ii) deferred or prepaid revenues, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (iv) with respect to the Borrower, the Seller Preferred Stock, whether or not reflected as a liability of the Borrower on the balance sheet of the Borrower, as in effect as of the Restatement Effective Date and as permitted to be amended pursuant to Section 6.08(b), so long as the Borrower and its Subsidiaries do not have any obligations or liabilities in respect thereof, contingent or otherwise, (v) obligations to make payments in respect of money backed guarantees offered to customers in the ordinary course of business, (vi) obligations to make payments to one or more insurers in respect of profit sharing arrangements entered into in the ordinary course of business, or (vii) any Indebtedness of Holdings deemed to be Indebtedness of the Borrower on its balance sheet under GAAP but for which the Borrower and its Subsidiaries do not have any obligations or liabilities, contingent or otherwise.

“Indemnified Taxes” shall mean all Taxes other than Excluded Taxes and Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Ineligible Institution” shall mean the persons identified in writing to the Administrative Agent by the Borrower on the Closing Date, and as may be identified in writing to the Administrative Agent by the Borrower from time to time thereafter, with the written consent of the Administrative Agent, by delivery of a notice thereof to the Administrative Agent setting forth such person or persons (or the person or persons previously identified to Agent that are to be no longer considered “Ineligible Institutions”).

“Information” shall have the meaning assigned to such term in Section 3.14(a).

“Information Memorandum” shall mean the Confidential Information Memorandum, dated March, 2010, as modified or supplemented prior to the Restatement Effective Date.

“Insurance Business” shall mean one or more aspects of the business of soliciting, administering, selling, issuing or underwriting insurance or reinsurance.

“Insurance Reserves” shall mean all reserves required by Applicable Insurance Laws and Regulations to by maintained by any company engaged in the Insurance Business, including, without limitation, adequate reserves for incurred losses and incurred loss adjustment expenses, whether or not reported.

“Insurance Subsidiary” shall mean any Subsidiary that is licensed by any Applicable Insurance Regulatory Authority to conduct, and conducts, an Insurance Business.

“Intellectual Property Security Agreement” shall mean the Assignment of Intellectual Property Security Agreement, in the form of Exhibit F, as amended, supplemented or otherwise modified from time to time, among Holdings, the Borrower and each Subsidiary Loan Party and the Administrative Agent.

“Intercreditor Agreement” shall mean the Holdings Intercreditor Agreement and/or the Affinion Investments Intercreditor Agreement, as the context may require.

“Intercreditor Agreement Supplement” has the meaning provided in Section 8.11.

“Interest Coverage Ratio” shall mean, on any date, the ratio of (a) EBITDA to (b) Cash Interest Expense of the Borrower and the Subsidiaries, in each case, for the applicable period of four consecutive fiscal quarters of the Borrower, all determined on a consolidated basis in accordance with GAAP.

“Interest Election Request” shall mean a request by the Borrower to convert or continue a Term Borrowing or Revolving Borrowing in accordance with Section 2.07.

“Interest Expense” shall mean, with respect to any person for any period, the sum of, without duplication, (a) gross interest expense of such person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense and (iv) net payments and receipts (if any) pursuant to interest rate hedging obligations, and excluding amortization of deferred financing fees and expensing of any bridge or other financing fees, (b) capitalized interest of such person, whether paid or accrued, and (c) commissions, discounts, yield and other fees and charges incurred for such period in connection with any receivables financing of such person or any of its subsidiaries that are payable to persons other than Holdings, the Borrower and the Subsidiaries.

“Interest Payment Date” shall mean, (a) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and (b) with respect to any ABR Loan, the last day of each calendar quarter (being the last day of March, June, September and December of each year).

“Interest Period” shall mean, as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (12 months, if at the time of the relevant Borrowing, all Lenders agree to make interest periods of such length available), as the Borrower may elect, or the date any Eurocurrency Borrowing is converted to an ABR Borrowing in accordance with Section 2.07 or repaid or prepaid in accordance with Section 2.09, 2.10 or 2.11; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Investment” shall have the meaning set forth in Section 6.04.

“ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” shall have the meaning set forth in Section 2.05(a).

“Issuing Bank” shall mean each Issuing Bank set forth on Schedule 2.05 and each other Issuing Bank designated pursuant to Section 2.05(j), in each case in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.12(b).

“Joint Lead Arrangers” shall have the meaning assigned to such term in the preamble hereto.

“JPM” shall have the meaning assigned to such term in the preamble hereto.

“Laws” shall mean, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” shall mean, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” shall mean an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Commitment” shall mean, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.05. The initial aggregate amount of the L/C Commitments of all Issuing Banks is $50,000,000.

“L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate amount of all L/C Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The L/C Exposure of any Revolving Facility Lender at any time shall be its Applicable Percentage of the total L/C Exposure at such time.

“L/C Participation Fee” shall have the meaning assigned such term in Section 2.12(b).

“Lender” shall mean each financial institution listed on Schedule 2.01, as well as any person that becomes a “Lender” hereunder pursuant to Section 9.04 or Section 2.20, including, as applicable the Swingline Lender, and in respect of Letters of Credit, each Issuing Bank.

“Lending Office” shall mean, as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Loans to the Borrower.

“Letter of Credit” shall mean any letter of credit issued pursuant to Section 2.05 and shall include the Existing Letters of Credit.

“Letter of Credit Application” shall mean an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any applicable Issuing Bank.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary), any purchase option, call or similar right of a third party with respect to such securities; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents, the Resignation and Assignment Agreement, Amendment No. 1, Amendment No. 2 Amendment No. 3, the Affinion Investments Intercreditor Agreement, Holdings Intercreditor Agreement and any promissory note issued under Section 2.09(e), and solely for the purposes of 7.01(c) hereof, the Fee Letter; provided, that the Holdings Intercreditor Agreement shall not constitute a “Loan Document” for purposes of Section 9.09 if the amendment, restatement, waiver, supplement or other modification thereto constitutes an Intercreditor Agreement Supplement.

“Loan Parties” shall mean Holdings, the Borrower and the Subsidiary Loan Parties.

“Loans” shall mean the Term Loans, the Revolving Facility Loans and the Swingline Loans (and shall include any Loans under the Incremental Revolving Facility Commitments or Incremental Term Loan Commitments).

“Local Time” shall mean New York City time.

“Losses” shall have the meaning assigned to such term in Section 6.01(v).

“Majority Lenders” of any Tranche shall mean, at any time, Lenders under such Tranche having Loans and unused Commitments representing more than 50% of the sum of all Loans outstanding under such Tranche and unused Commitments under such Tranche at such time.

“Management Group” shall mean the group consisting of the directors, executive officers and other management personnel of Holdings and the Borrower on the Restatement Effective Date together with (a) any new directors of Holdings or the Borrower whose election by such Boards of Directors or whose nomination for election by the shareholders of Holdings was approved by a vote of a majority of the directors of Holdings then still in office who were either directors on the Restatement Effective Date or whose election or nomination was previously so approved and (b) executive officers and other management personnel of Holdings or the Borrower hired at a time when the directors on the Restatement Effective Date together with the directors so approved constituted a majority of the directors of Holdings.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean the existence of any event, development or circumstance that, subsequent to December 31, 2009, has had or could reasonably be expected to have a material adverse effect on (a) the business, property, operations or condition of the Borrower and the Subsidiaries, taken as a whole, or (b) the validity or enforceability of any material Loan Document or the rights and remedies of the Administrative Agent and the Lenders thereunder.

“Material Indebtedness” shall mean Indebtedness (other than Loans and Letters of Credit) of any one or more of Holdings, the Borrower or any Subsidiary in an aggregate principal amount exceeding $40,000,000.

“Material Subsidiary” shall mean any Subsidiary other than Immaterial Subsidiaries.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.10.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgaged Properties” shall mean each real property encumbered by a Mortgage pursuant to Section 5.11.

“Mortgages” shall mean the mortgages, debentures, hypothecs, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents delivered pursuant to Section 5.11, as amended, supplemented or otherwise modified from time to time, with respect to Mortgaged Properties, each in form and substance reasonably satisfactory to the Administrative Agent.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which Holdings, the Borrower or any Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions.

“Netcentives Assets” shall mean the portfolio of patents that relate to online award redemption programs, which expire on December 14, 2015.

“Net Income” shall mean, with respect to any person, the net income (loss) of such person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends minus an amount equal to the amount of tax distributions actually made to the holders of Equity Interests of such person or any parent of such person in respect of a period in accordance with Section 6.06(b)(i) as if such amounts had been paid as income taxes directly by such person but only to the extent such amounts have not already been accounted for as taxes reducing the net income (loss) of such person.

“Net Proceeds” shall mean:

(a) 100% of the cash proceeds actually received by any Loan Party (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets and any mortgage or lease of real property) to any person of any asset or assets of the Borrower or any Subsidiary Loan Party (other than those pursuant to Section 6.05(a), (b), (c), (e), (f) (except to the extent of any cash consideration), (g), (i), (j), or (m)) net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset (other than pursuant hereto), other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) Taxes paid or payable as a result thereof; provided, that, if no Event of Default exists, the Borrower or any Subsidiary may deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly after receipt of any such proceeds setting forth the Borrower’s or such Subsidiary’s intention to use, or to commit to use, any portion of such proceeds, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiary Loan Parties or to make investments in Permitted Business Acquisitions or Investments permitted by Section 6.04, in each case, if such certificate shall have been delivered, within twelve months of such receipt, such portion of such proceeds shall not constitute Net Proceeds except to the extent (A) not so used (or committed to be used) within such twelve-month period or (B) if committed to be used within such twelve-month period, not so used within 18 months of such receipt); provided, further, that (x) no proceeds realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such proceeds shall exceed $5,000,000 and (y) no proceeds shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such proceeds in such fiscal year shall exceed $10,000,000; provided, still further, that pending such reinvestment, such proceeds may be applied to temporarily reduce outstanding Revolving Facility Loans; and

(b) 100% of the cash proceeds from the incurrence, issuance or sale by any Loan Party of any Indebtedness (other than Excluded Indebtedness), net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to Holdings or the Borrower or any Affiliate of either of them shall be disregarded, except for financial advisory fees customary in type and amount paid to Affiliates of the Fund.

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c).

“Note” shall have the meaning assigned to such term in Section 2.09(e).

“Obligations” shall, unless otherwise indicated, have the meaning assigned to the term “Loan Document Obligations” in the Guarantee and Collateral Agreement.

“Offering Circular” shall mean the offering circular dated October 3, 2005 prepared in connection with the offering of the Senior Notes.

“Offering Memo” shall mean the Offering Memo, as defined in Amendment No. 3.

“OID” shall have the meaning assigned to such term in Section 2.20(b).

“Other Revolving Facility Loans” shall have the meaning assigned to such term in Section 2.20(a).

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents, and any and all interest and penalties related thereto.

“Other Term Loans” shall have the meaning assigned to such term in Section 2.20(a).

“Overdraft Line” shall have the meaning assigned to such term in Section 6.01(r).

“Participant” shall have the meaning assigned to such term in Section 9.04(c).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” shall mean the Perfection Certificate with respect to Borrower, in a form reasonably satisfactory to the Administrative Agent.

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all or substantially all the Equity Interests (other than directors’ qualifying shares) in, a person or division or line of business of a person (or any subsequent investment made in a person, division or line of business previously acquired in a Permitted Business Acquisition) if (a) such acquisition was not preceded by, or effected pursuant to, an unsolicited or hostile offer by the acquirer or an Affiliate of the acquirer; and (b) immediately after giving effect thereto: (i) no Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; (iii) (A) the Borrower and the Subsidiaries shall be in Pro Forma Compliance after giving effect to such acquisition, calculated as of the last day of the most recently ended and Reported fiscal quarter, and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to such effect, together with all relevant financial information for such Subsidiary or assets, and (B) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01); and (iv) to the extent required by Section 5.11, the Collateral and Guarantee Requirement will be satisfied with respect to such acquired person and the equity interests of such acquired person.

“Permitted Cash Amount” shall mean, as of any date of determination, an amount equal to the aggregate total amount of all Unrestricted Cash and Permitted Investments held by the Borrower and its Subsidiaries on such date; provided that during the two-year period commencing on the Restatement Effective Date, the “Permitted Cash Amount” shall be an amount equal to the lesser of $50,000,000, and the actual aggregate total amount of all Unrestricted Cash and Permitted Investments held by the Borrower and its Subsidiaries; provided, further, that the aggregate amount of Unrestricted Cash and Permitted Investments of all Subsidiaries that are not Loan Parties hereunder which may be included in any calculation of “Permitted Cash Amount” shall be an amount equal to the lesser of $15,000,000, and the actual amount of Unrestricted Cash and Permitted Investments held by the non-Loan Party Subsidiaries.

“Permitted Cure Security” shall mean Equity Interests of Holdings other than Disqualified Stock.

“Permitted Exchange Transactions” shall mean the Permitted Exchange Transactions, as defined in Amendment No. 3.

“Permitted Holder” shall mean each of (a) the Fund and the Fund Affiliates and (b) the Management Group, with respect to not more than 10% of the total voting power of the Equity Interests of Holdings or the Borrower.

“Permitted Holdings Liens” shall mean (i) Liens on the Collateral (as defined in the Holdings Guarantee and Pledge Agreement) securing permitted Indebtedness of Holdings, so long as (x) such Liens are subordinated to the Liens on the Collateral (as defined in the Holdings Guarantee and Pledge Agreement) securing the Obligations pursuant to the Holdings Intercreditor Agreement and (y) the security documents relating to such Liens are substantially the same as the Holdings Guarantee and Pledge Agreement (except for the inclusion of a guaranty and with such other differences as are reasonably satisfactory to the Administrative Agent) and (ii) Liens on any other assets of Holdings securing permitted Indebtedness of Holdings.

“Permitted Investments” shall mean:

(a) U.S. Dollars, Sterling, euros, or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(b) securities issued or directly and fully guaranteed or insured by the government of, or any agency or instrumentality thereof, the United States of America, Mexico or any member state of the European Union, in each case, with maturities not exceeding two years after the date of acquisition;

(c) in the case of any Foreign Subsidiary, securities issued or directly and fully guaranteed or insured by the government of, or any agency or instrumentality thereof, in each case with maturities not exceeding 270 days after the date of acquisition and held by it from time to time in the ordinary course of business;

(d) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding one year and overnight bank deposits and demand deposits (in their respective local currencies), in each case with any commercial bank having capital and surplus in excess of $500,000,000 or the foreign currency equivalent thereof and whose long-term debt is rated “A” or the equivalent thereof by Moody’s or S&P (or, in the case of an obligor domiciled outside of the United States, reasonably equivalent ratings of another internationally recognized credit rating agency);

(e) repurchase obligations for underlying securities of the types described in clauses (b) and (d) above entered into with any financial institution meeting the qualifications specified in clause (d) above;

(f) commercial paper issued by a corporation (other than an Affiliate of Borrower) rated at least “A-1” or the equivalent thereof by Moody’s or S&P (or, in the case of an obligor domiciled outside of the United States, reasonably equivalent ratings of another internationally recognized credit rating agency) and in each case maturing within one year after the date of acquisition;

(g) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody’s or S&P in each case with maturities not exceeding two years from the date of acquisition;

(h) Indebtedness issued by persons (other than the Fund or any of its Affiliates) with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s (or, in the case of an obligor domiciled outside of the United States, reasonably equivalent ratings of another internationally recognized credit rating agency) in each case with maturities not exceeding two years from the date of acquisition; and

(i) investment funds investing at least 95% of their assets in securities of the types described in clauses (a) through (h) above.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium thereon and original issue discounts, underwriting discounts, fees, commissions and expenses), (b) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced; provided that, in the case of a Refinancing of the Extended Senior Subordinated Notes or the Affinion Investments Notes (or any previous refinancing of the foregoing constituting Permitted Refinancing Indebtedness), such Indebtedness shall not be subject to the requirements of this clause (c) if, at the time of the incurrence thereof, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) immediately after the incurrence of such Indebtedness and giving effect to any related transaction, on a Pro Forma Basis, the Consolidated Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not exceed 5.00 to 1.00, (d) no Permitted Refinancing Indebtedness shall have obligors that are not Loan Parties hereunder, or greater guarantees or security, than the Indebtedness being Refinanced, (e) if the Indebtedness being Refinanced is secured by any collateral (whether equally and ratably with, or junior to, the Secured Parties or otherwise), such Permitted Refinancing Indebtedness may be secured by such collateral (including in respect of Indebtedness of Foreign Subsidiaries that are not Loan Parties otherwise permitted under this Agreement only, any collateral pursuant to after-acquired property clauses to the extent any such collateral secured the Indebtedness being Refinanced) on terms no less favorable to the Secured Parties than those contained in the documentation (including any intercreditor agreement) governing the Indebtedness being Refinanced, and (f) in the case of the Senior Notes, the Senior Subordinated Notes, the Extended Senior Subordinated Notes or the Affinion Investments Notes (or any Permitted Refinancing in respect of the foregoing), has no scheduled amortization, payments of principal, sinking fund payments or similar scheduled payments, other than regularly scheduled payments of interest.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code and in respect of which Holdings, the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 9.19(b).

“Pledged Collateral” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement or a Foreign Pledge Agreement, as applicable.

“Presumed Tax Rate” shall mean the highest effective marginal statutory combined U.S. federal, state and local income tax rate prescribed for an individual residing in New York City (taking into account (a) the deductibility of state and local income taxes for U.S. federal income tax purposes, assuming the limitation of Section 68(a)(2) of the Code applies and taking into account any impact of Section 68(f) of the Code, and (b) the character (long-term or short-term capital gain, dividend income or other ordinary income) of the applicable income).

“primary obligor” shall have the meaning assigned to such term in the definition of the term “Guarantee.”

“Pro Forma Basis” shall mean, as to any person, for any events as described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”): (i) in making any determination of EBITDA, effect shall be given to any Asset Sale, any acquisition, Investment, disposition, merger, amalgamation or consolidation (including the Transactions and the Restatement Transactions) (or any similar transaction or transactions not otherwise permitted under Section 6.04 or 6.05 that require a waiver or consent of the Required Lenders and such waiver or consent has been obtained), any dividend, distribution or other similar payment, any designation of any Subsidiary as an Unrestricted Subsidiary and any designation of any Unrestricted Subsidiary as a Subsidiary, and any restructurings of the business of Holdings, the Borrower or any of the Subsidiaries that Holdings, the Borrower or any of its Subsidiaries has determined to make and/or made and are expected to have a continuing impact and are factually supportable, which would include cost savings resulting from head count reduction, closure of facilities and similar operational and other cost savings, which adjustments the Borrower determines are reasonable as set forth in a certificate of a Financial Officer of the Borrower (the foregoing, together with any transactions related thereto or in connection therewith, the “relevant transactions”), in each case that occurred during the Reference Period (or, in the case of determinations made pursuant to the definition of the term “Permitted Business Acquisition” or pursuant to Sections 2.11(b), 2.20(c), 6.01, 6.02, 6.06 or 6.09, occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Business Acquisition or incurrence of

Indebtedness or Liens or dividend is consummated) and (ii) (A) for any designation of an Unrestricted Subsidiary as a Subsidiary, effect shall be given to such designation and all other such designations of Unrestricted Subsidiaries as Subsidiaries after the first day of the relevant Reference Period and on or prior to the date of the applicable designation of an Unrestricted Subsidiary as a Subsidiary, collectively, and (B) any designation of a Subsidiary as an Unrestricted Subsidiary, effect shall be given to such designation and all other designations of Subsidiaries as Unrestricted Subsidiaries after the first day of the relevant Reference Period and on or prior to the date of the then applicable designation of a Subsidiary as an Unrestricted Subsidiary, collectively.

Pro forma calculations made pursuant to the definition of this term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Borrower. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Borrower, to reflect operating expense reductions, other operating improvements or synergies reasonably expected to result from the applicable pro forma event (including, to the extent applicable, from the Restatement Transactions) in the 12 month period following the consummation of the pro forma event. The Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower setting forth such demonstrable or additional operating expense reductions and other operating improvements or synergies and information and calculations supporting them in reasonable detail.

“Pro Forma Closing Balance Sheet” shall have the meaning assigned to such term in Section 3.05(a)(i).

“Pro Forma Compliance” shall mean, at any date of determination, that the Borrower shall be in pro forma compliance with the covenants set forth in Sections 6.10 and 6.11 as of the date of such determination (calculated on a Pro Forma Basis and giving pro forma effect to the event giving rise to such determination).

“Projections” shall mean the projections of the Borrower and the Subsidiaries included in the Information Memorandum and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of Holdings, the Borrower or any of the Subsidiaries prior to the Restatement Effective Date.

“Public Lender” shall have the meaning assigned to such term in Section 9.19(b).

“Purchase Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Qualifying IPO” shall mean an underwritten public offering of the Equity Interests of Holdings or any direct or indirect parent of Holdings which generates cash proceeds of at least $50,000,000.

“Rate” shall have the meaning assigned to such term in the definition of the term “Type.”

“Reference Period” shall have the meaning assigned to such term in the definition of the term “Pro Forma Basis.”

“Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness,” and “Refinanced” shall have a meaning correlative thereto.

“Register” shall have the meaning assigned to such term in Section 9.04(b).

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank or commercial loans and similar extensions of credit, any other fund that invests in bank or commercial loans and similar extensions of credit and is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity (or an Affiliate of such entity) that administers, advises or manages such Lender.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such person and of such person’s Affiliates.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the environment.

“Remaining Present Value” shall mean, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

“Reported” shall mean, with respect to any fiscal quarter or Excess Cashflow Period of the Borrower, the delivery to the Administrative Agent of the financial statements required to be delivered with respect to the end of such fiscal quarter or such Excess Cashflow Period under Section 5.04(a) or (b), as applicable.

“Repricing Transaction” means any repayment, refinancing, substitution or replacement, in whole or in part, of principal of outstanding Tranche B Term Loans, directly or indirectly, from the net proceeds of any Indebtedness of Holdings, the Borrower or any of its

Subsidiaries having an effective interest rate margin or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice) that is less than the Applicable Margin for, or weighted average yield (as determined by the Administrative Agent on the same basis) of, the Tranche B Term Loans, including, without limitation, as may be effected through any Incremental Term Loans or any other new or additional loans under this Agreement or by an amendment of any provisions of this Agreement relating to the Applicable Margin for, or weighted average yield of, the Tranche B Term Loans.

“Required Lenders” shall mean, at any time, Lenders having (a) Loans (other than Swingline Loans) outstanding, (b) L/C Exposure, (c) Swingline Exposure and (d) Available Unused Commitments that, taken together, represent more than 50% of the sum of (w) all Loans (other than Swingline Loans) outstanding, (x) L/C Exposure, (y) Swingline Exposure and (z) the total Available Unused Commitments at such time. The Loans, L/C Exposure, Swingline Exposure and Available Unused Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Required Percentage” shall mean, with respect to an Excess Cash Flow Period (or Excess Cash Flow Interim Period), 50%; provided, that (a) if the Senior Secured Leverage Ratio calculated as of the end of any Excess Cash Flow Period (or Excess Cash Flow Interim Period) is (i) less than or equal to 2.50 to 1.00, the Required Percentage shall be 25% and (ii) less than or equal to 1.75 to 1.00, the Required Percentage shall be 0% and (b) with respect to any Excess Cash Flow Period (or Excess Cash Flow Interim Period) or portion thereof occurring during the fiscal year ended December 31, 2010, the Required Percentage shall be 0%.

“Resignation and Assignment Agreement” shall mean that certain Resignation and Assignment Agreement, dated as of December 21, 2012, among Holdings, the Borrower, the other Loan Parties, Bank of America, as Existing Agent (as defined therein) and DBTCA, as Successor Agent (as defined therein).

“Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restatement Effective Date” shall mean April 9, 2010.

“Restatement Transactions” shall mean, collectively, the transactions to occur pursuant to the Loan Documents, including (a) the execution and delivery of the Loan Documents on the Restatement Effective Date, (b) the initial borrowings hereunder and the application of the proceeds thereof; and (c) the payment of all fees and expenses in connection therewith to be paid on, prior to or subsequent to the Restatement Effective Date and owing in connection with the foregoing.

“Retained Percentage” shall mean, with respect to any Excess Cash Flow Period (or Excess Cash Flow Interim Period), (a) 100% minus (b) the Required Percentage with respect to such Excess Cash Flow Period (or Excess Cash Flow Interim Period).

“Revolving Availability Period” shall mean, with respect to the Revolving Facility Commitments, the period from and including the Restatement Effective Date to but excluding the earlier of the Revolving Facility Maturity Date and the date of termination of the Revolving Facility Commitments.

“Revolving Facility Borrowing” shall mean a Borrowing comprised of Revolving Facility Loans.

“Revolving Facility Commitment” shall mean, with respect to any Revolving Facility Lender, such Lender’s commitment to make Revolving Facility Loans pursuant to Section 2.01, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Facility Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.20 or pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Incremental Assumption Agreement pursuant to which such Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Facility Commitments as of the Restatement Effective Date is $125,000,000.

“Revolving Facility Exposure” shall mean, at any time, the sum of the aggregate principal amount of the Revolving Facility Loans outstanding at such time and the aggregate L/C Exposure at such time; provided, that for purposes of Sections 2.01(b), 2.04(a)(ii), 2.05(b)(ii), 2.08(b)(ii) and 2.11(d), “Revolving Facility Exposure” shall also include the aggregate Swingline Exposure at such time. The Revolving Facility Exposure of any Lender at any time shall be such Lender’s Applicable Percentage of the total Revolving Facility Exposure at such time.

“Revolving Facility Lender” shall mean a Lender with a Revolving Facility Commitment or with outstanding Revolving Facility Exposure, or an Incremental Revolving Facility Lender.

“Revolving Facility Loans” shall mean a loan made by a Revolving Facility Lender pursuant to Section 2.01(b) and Other Revolving Facility Loans. Each Revolving Facility Loan shall be a Eurocurrency Loan or an ABR Loan.

“Revolving Facility Maturity Date” shall mean April 9, 2015.

“S&P” shall mean Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw Hill Companies, Inc.

“Sale and Lease-Back Transaction” shall have the meaning assigned to such term in Section 6.03.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Secured Parties” shall mean the “Secured Parties” as defined in the Guarantee and Collateral Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Documents” shall mean the Mortgages, the Guarantee and Collateral Agreement, the Holdings Guarantee and Pledge Agreement, the Foreign Pledge Agreements, the Intellectual Property Security Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11, in each case, as amended from time to time in accordance with the terms hereof and thereof.

“Security Trust Deed” shall mean a security trust deed entered into between the Administrative Agent, as security trustee thereunder, and the applicable grantors thereunder, in form and substance reasonably acceptable to the Administrative Agent.

“Seller” shall have the meaning assigned to such term in the recitals hereto.

“Seller Preferred Equity” shall mean the Seller Preferred Stock, as amended from time to time in accordance with the terms hereof and thereof.

“Seller Preferred Equity Documents” shall mean the certificate of designation governing the Seller Preferred Stock and the Securityholder Rights Agreement dated as of October 17, 2005, among Holdings, Affinion Group Holdings, LLC and Cendant, in each case as amended from time to time in accordance with the terms hereof and thereof.

“Seller Preferred Stock” shall mean the Series A Redeemable Exchangeable Preferred Stock issued by Holdings on October 17, 2005, plus any accrued and unpaid dividends paid-in-kind with respect to the Seller Preferred Stock from and after the Closing Date.

“Seller Warrants” shall mean the Warrant to Purchase Common Stock of Holdings dated October 17, 2005, or any warrant or warrants issued in connection with the partial exercise thereof, in each case as amended from time to time in accordance with the terms hereof and thereof.

“Senior Notes” shall mean (i) $270,000,000 in initial aggregate principal amount of 10.125% Senior Notes due 2013 yielding gross cash proceeds of $266,387,400 on or prior to the Closing Date, and such additional 10.125% Senior Notes due 2013 or Senior Notes with the same terms other than coupon and maturity date, which may be the same as or later than (but not earlier than) the maturity date of 10.125% Senior Notes due 2013, (ii) $34,000,000 in initial aggregate principal amount of 10.125% Senior Notes due 2013 issued on May 3, 2006, and (iii) $150,000,000 in initial aggregate principal amount of 10.125% Senior Notes due 2013 issued on June 5, 2009.

“Senior Notes Documents” shall mean the Senior Notes, the Senior Notes Indentures and any documents, supplements, instruments and agreements delivered in connection therewith.

“Senior Notes Indentures” shall mean the (i) indenture, dated as of October 17, 2005, among the Borrower, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., and (ii) indenture, dated as of June 5, 2009, among the Borrower, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., in each case, as amended and supplemented from time to time in accordance with the terms hereof and thereof.

“Senior Secured Debt” at any date shall mean the aggregate principal amount of Consolidated Total Debt of the Borrower and its Subsidiaries outstanding at such date that consists of, without duplication, Indebtedness that in each case is then secured by Liens on property or assets of the Borrower and its Subsidiaries (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby) and both such Consolidated Debt and the Liens securing the same are not subordinated to the Obligations, or the Liens securing the same, respectively.

“Senior Secured Leverage Ratio” shall mean, on any date, the ratio of (a) Senior Secured Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended and Reported as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis.

“Senior Subordinated Notes” shall mean $355,500,000 in initial aggregate principal amount of 11.5% Senior Subordinated Notes due 2015 issued by the Borrower on April 26, 2006 pursuant to the Senior Subordinated Notes Indenture.

“Senior Subordinated Notes Documents” shall mean, collectively, the Senior Subordinated Notes, the Senior Subordinated Notes Indenture and any documents, supplements, instruments and agreements delivered in connection therewith.

“Senior Subordinated Notes Due Date” shall mean October 15, 2015.

“Senior Subordinated Notes Indenture” shall mean the indenture, dated as of April 26, 2006, among the Borrower, the subsidiary guarantors parties thereto and Wells Fargo National Bank, N.A., as trustee.

“Series B Warrants” shall mean the Series B Warrants, as defined in the Offering Memo.

“Similar Business” shall mean any business or activity of the Borrower or any of its Subsidiaries currently conducted or proposed as of the Restatement Effective Date, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof, or is complementary, incidental, ancillary or related thereto.

“Statutory Reserves” shall mean, with respect to any currency, the aggregate of the maximum reserve, liquid asset, fees or similar requirements (including any marginal, special, emergency or supplemental reserves or other requirements) established by any central bank, monetary authority, the Board, the Financial Services Authority, the European Central Bank or other Governmental Authority for any category of deposits or liabilities customarily used to fund loans in such currency, expressed in the case of each such requirement as a decimal. Such reserve percentages shall, in the case of U.S. Dollar-denominated Loans, include those imposed pursuant to Regulation D of the Board. Eurocurrency Loans shall be deemed to be subject to such reserve, liquid asset or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable law, rule or regulation, including Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve, liquid asset or similar requirement.

“Sterling” or “£” shall mean the lawful money of the United Kingdom.

“Subagent” shall have the meaning assigned to such term in Section 8.02.

“subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” shall mean, unless the context otherwise requires, a subsidiary of the Borrower other than any Unrestricted Subsidiary.

“Subsidiary Loan Party” shall mean each Wholly Owned Subsidiary of the Borrower that is a Domestic Subsidiary other than (a) Safecard Services Insurance Co., (b) any Banking Subsidiary, (c) any Unrestricted Subsidiary and (d) to the extent prohibited Applicable Insurance Laws and Regulations, any Insurance Subsidiary.

“Subsidiary Spin-off” shall mean each Subsidiary listed on Schedule 1.01(c).

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings, the Borrower or any of the Subsidiaries shall be a Swap Agreement.

“Swingline Borrowing” shall mean a Borrowing comprised of Swingline Loans.

“Swingline Borrowing Request” shall mean a request by the Borrower substantially in the form of Exhibit C-2.

“Swingline Commitment” shall mean, with respect to each Swingline Lender, the commitment of such Swingline Lender to make Swingline Loans pursuant to Section 2.04. The initial aggregate amount of the Swingline Commitments is $30,000,000.

“Swingline Exposure” shall mean, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” shall mean DBTCA, in its capacity as a lender of Swingline Loans.

“Swingline Loans” shall mean the swingline loans made to the Borrower pursuant to Section 2.04.

“Syndication Agent” shall have the meaning assigned to such term in the preamble hereto.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority and any and all interest and penalties related thereto.

“Term Borrowing” shall mean a Borrowing comprised of Term Loans.

“Term Facility Maturity Date” shall mean October 9, 2016.

“Term Loan Installment Date” shall have the meaning assigned to such term in Section 2.10(a).

“Term Loans” shall mean Tranche B Term Loans and Other Term Loans.

“Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of the Borrower then most recently ended and Reported (taken as one accounting period).

“Tranche” shall mean a category of Commitments and extensions of credits thereunder. For purposes hereof, each of the following comprises a separate Tranche: (a) the Revolving Facility Commitments and the Revolving Facility Loans and (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans.

“Tranche B Lender” shall mean a Lender with a Tranche B Term Loan Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Tranche B Term Loans hereunder on the Restatement Effective Date, expressed as an amount representing the maximum aggregate permitted principal amount of the Tranche B Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.20 or pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche B Term Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Incremental Assumption Agreement pursuant to which such Lender shall have assumed its Tranche B Term Loan Commitment, as applicable. The aggregate amount of the Lenders’ Tranche B Term Loan Commitments as of the Restatement Effective Date is $875,000,000.

“Tranche B Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01.

“Transaction Documents” shall mean the Purchase Agreement and all material exhibits and schedules thereto and all agreements expressly contemplated thereby, the Loan Documents, the Senior Notes Documents, the Bridge Financing Documents and/or, as applicable, the Senior Subordinated Notes Documents and the Equity Financing Documents, in each case as amended from time to time in accordance with the terms hereof and thereof.

“Transactions” shall mean, collectively, the transactions to occur pursuant to the Transaction Documents, including (a) the Acquisition; (b) the execution and delivery of the Loan Documents (as defined in the Existing Credit Agreement) and the initial borrowings hereunder; (c) the Equity Financing; (d) the issuance, and initial purchase, of the Senior Notes; (e) the funding of the loans under the Bridge Financing Documents (and the refinancing thereof with Senior Subordinated Notes and Senior Notes); and (e) the payment of all fees and expenses in connection therewith to be paid on, prior to or subsequent to the Closing Date and owing in connection with the foregoing.

“Type,” when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted Eurocurrency Rate and ABR.

“UBS” shall have the meaning assigned to such term in the preamble hereto.

“Unreimbursed Amount” shall have the meaning assigned to such term in Section 2.05.

“Unrestricted Cash” shall mean cash or cash equivalents of the Borrower or any of its Subsidiaries that would not appear as “restricted” on a consolidated balance sheet of the Borrower or any of its Subsidiaries.

“Unrestricted Subsidiary” shall mean (i) any subsidiary of the Borrower identified on Schedule 1.01(d) hereto1 and (ii) any additional subsidiary of the Borrower designated as such by the Borrower that, together with Affinion Developments, LLC and all other Unrestricted Subsidiaries designated pursuant to this clause (ii), constitutes in the aggregate less than 10% of (A) aggregate EBITDA on a trailing twelve months’ basis and (B) Consolidated Total Assets at such date of determination, calculated as of the last day of the most recently ended and Reported fiscal quarter; provided, that, at any time an Unrestricted Subsidiary designation pursuant to preceding clause (ii) causes the aggregate EBITDA or aggregate assets test set forth above to no longer be satisfied, the Unrestricted Subsidiary or Unrestricted Subsidiaries, as applicable, that has or have either the highest sales or the largest book value of

[1]

NTD: Schedule 1.01(d) has been modified directly to (i) delete the references to Affinion Investments LLC and Affinion Loyalty LLC (which has been renamed Connexions Loyalty LLC and will become Affinion Investments II LLC) and (ii) add Affinion Developments, LLC which will hold a small investment currently held by Affinion Investments before its redesignation as a Restricted Subsidiary.

assets, as applicable, of all such Unrestricted Subsidiaries as of the last day of the most recently ended and Reported fiscal quarter shall automatically constitute a Subsidiary and cease to constitute an Unrestricted Subsidiary and the Borrower shall promptly cause the appropriate Security Documents to be executed and delivered to the Administrative Agent (such that, following such conversion of each such Unrestricted Subsidiary to a Subsidiary, the Collateral and Guarantee Requirement shall be satisfied and the remaining Unrestricted Subsidiaries shall satisfy this definition); provided, further that (x) the EBITDA attributable to Banking Subsidiaries that are Unrestricted Subsidiaries shall not be included in the foregoing determination, only so long as the cumulative amount of Investments made by the Borrower and its Subsidiaries in Banking Subsidiaries does not exceed $20,000,000 in the aggregate and (y) the Borrower may not designate either Affinion Investments or Affinion Investments II as an Unrestricted Subsidiary.

“Unrestricted Travel Rewards Subsidiary” shall mean the Unrestricted Subsidiary of the Borrower the sole asset of which is a copy (but not the original) of the source code for the loyalty program established and/or to be established by Travel Rewards, Inc., a Delaware corporation.

“U.S.A. Patriot Act” shall mean the U.S.A. Patriot Act, Title III of Pub.L. 107-56 (signed into law October 26, 2001).

“U.S. Dollars” or “$” shall mean lawful money of the United States of America.

“U.S. Lending Office” shall mean, as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Loans to the Borrower.

“Wholly Owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly Owned Subsidiary of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Working Capital” shall mean, with respect to the Borrower and the Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided, that, for purposes of calculating Excess Cash Flow, increases or decreases in Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Year To Date Excess Cash Flow” shall mean, at any time of determination with respect to any Excess Cash Flow Period, the Excess Cash Flow for the period commencing on the end of the immediately preceding Excess Cash Flow Period and ending on, as applicable, the last day of the most recent Excess Cash Flow Interim Period during such Excess Cash Flow Period or the last day of such Excess Cash Flow Period.

SECTION 1.02. Terms Generally. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document or other document or agreement shall mean such document as amended, restated, supplemented or otherwise modified from time to time. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

SECTION 1.03. Effectuation of Transfers. Each of the representations and warranties of Holdings and the Borrower contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions and Restatement Transactions (or such portion thereof as shall be consummated as of the date of the applicable representation or warranty), unless the context otherwise requires.

SECTION 1.04. Currency Translation. For purposes of determining compliance as of any date with Section 6.01, 6.02, 6.03, 6.04, 6.05, 6.06 or 6.07, amounts incurred or outstanding in currencies other than U.S. Dollars shall be translated into U.S. Dollars at the exchange rates in effect on the first Business Day of the fiscal quarter in which such determination occurs or in respect of which such determination is being made, as such exchange rates shall be determined in good faith by the Borrower. No Default or Event of Default shall arise as a result of any limitation or threshold set forth in U.S. Dollars in Section 6.01, 6.02, 6.03, 6.04, 6.05, 6.06 or 6.07 or paragraph (f) or (j) of Section 7.01 being exceeded solely as a result of changes in currency exchange rates from those applicable on the first day of the fiscal quarter in which such determination occurs or in respect of which such determination is being made.

SECTION 1.05. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall at all times be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such times.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein:

(a) each Tranche B Lender agrees to make Tranche B Term Loans to the Borrower in U.S. Dollars on the Restatement Effective Date from its U.S. Lending Office in a principal amount equal to 99.0% of its Tranche B Term Loan Commitment (and the remaining 1.0% of each Tranche B Lender’s Tranche B Term Loan Commitment shall be retained by such Tranche B Lender); provided, that for the avoidance of doubt, the principal amount of each Tranche B Term Loan made hereunder shall be an amount equal to 100% of the applicable Tranche B Lender’s Tranche B Term Loan Commitment;

(b) each Revolving Facility Lender agrees from time to time during the Revolving Availability Period to make Revolving Facility Loans in U.S. Dollars to the Borrower from its U.S. Lending Office in an aggregate principal amount that will not result in such Lender’s Revolving Facility Exposure exceeding such Lender’s Revolving Facility Commitment;

(c) each Lender having an Incremental Term Loan Commitment or an Incremental Revolving Facility Commitment agrees, subject to the terms and conditions set forth in the applicable Incremental Assumption Agreement, to make Incremental Term Loans to the Borrower and/or Incremental Revolving Facility Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment or Incremental Revolving Facility Commitment, as the case may be; and

(d) within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Facility Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

SECTION 2.02. Loans and Borrowings.

(a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class (or, in the case of Swingline Loans, in accordance with their respective Swingline Commitments).

(b) Subject to Section 2.14, each Borrowing (other than a Swingline Borrowing) shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Swingline Borrowing shall be an ABR Borrowing. Each Lender at its option may make any ABR Loan or Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.15 or 2.17 solely in respect of increased costs or taxes resulting from such exercise and existing at the time of such exercise.

(c) At the commencement of each Interest Period for any Eurocurrency Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. At the time that (i) each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided, that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Commitments or that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided, that there shall not at any time be more than a total of (i) ten Eurocurrency Borrowings outstanding under each of the Tranche B Term Loans or any Other Term Loans and (ii) ten Eurocurrency Borrowings outstanding under each of the Revolving Facility or any Other Revolving Facility Loans.

(d) Notwithstanding any other provision of this Agreement, Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Facility Maturity Date or the Term Facility Maturity Date, as applicable.

SECTION 2.03. Requests for Borrowings. To request a Revolving Facility Borrowing and/or a Term Borrowing, the Borrower shall notify the Administrative Agent of such request (as provided in Section 9.01) by telephone (a) in the case of a Eurocurrency Borrowing, not later than 12:00 p.m., Local Time, three Business Days before the date of the proposed Borrowing, (b) in the case of an ABR Term Loan Borrowing, not later than 12:00 p.m., Local Time, one Business Day before the date of the proposed Borrowing, and (c) in the case of an ABR Revolving Borrowing, not later than 10:00 a.m., Local Time, on the day of the proposed Borrowing; provided, that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e) may be given not later than 11:00 a.m., Local Time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the Class of such Borrowing;

(ii) the aggregate amount of the requested Borrowing;

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

(v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi) the location and number of the Borrower’s account to which funds are to be disbursed.

If no election as to the Type of Revolving Facility Borrowing is specified, then the requested Revolving Facility Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Swingline Loans.

(a) Subject to the terms and conditions set forth herein, the Swingline Lender may, in its sole discretion, make Swingline Loans in U.S. Dollars to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the Swingline Exposure exceeding the Swingline Commitment or (ii) the Revolving Facility Exposure exceeding the total Revolving Facility Commitments; provided, that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing. Each Swingline Borrowing shall be in an amount that is an integral multiple of $500,000, and not less than $1,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Borrowing, the Borrower shall notify the Administrative Agent and the Swingline Lender of such request by telephone (confirmed by a Swingline Borrowing Request by telecopy), not later than 1:00 p.m., Local Time, on the day of a proposed Swingline Borrowing. Each such notice and Swingline Borrowing Request shall be irrevocable and shall specify (i) the requested date (which shall be a Business Day) and (ii) the amount of the requested Swingline Borrowing. The Swingline Lender shall consult with the Administrative Agent as to whether the making of the Swingline Loan is in accordance with the terms of this Agreement prior to the Swingline Lender funding such Swingline Loan. The Swingline Lender shall make each Swingline Loan to be made by it hereunder in accordance with Section 2.02(a) on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., Local Time, to the account of the Borrower (or, in the case of a Swingline Borrowing made to finance the reimbursement of an L/C Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).

(c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m., Local Time, in its sole discretion, on any Business Day require the Revolving Facility Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans made by it. Such notice shall specify the aggregate amount of such Swingline Loans in which the Revolving Facility Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each such Revolving Facility Lender, specifying in such notice such Revolving Facility Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Facility Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent for the account of the Swingline Lender, such Revolving Facility Lender’s Applicable Percentage of such Swingline Loan or Loans (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan). Each Revolving Facility Lender acknowledges and agrees that its respective obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Facility Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Facility Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Facility Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Facility Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph (c), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Facility Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided, that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

SECTION 2.05. Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.05, from time to time on any Business day during the Revolving Availability Period and prior to the date that is thirty days prior to the Revolving Facility Maturity Date, to issue Letters of Credit for the account of the Borrower or its Subsidiaries, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and to honor drawings of Letters of Credit; and (ii) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any issuance of any Letter of Credit, (x) the total Revolving Facility Exposure shall not exceed the total Revolving Facility Commitments, (y) the Revolving Facility Exposure of any Lender shall not exceed such Lender’s respective Revolving Facility Commitment, and (z) the L/C Exposure shall not exceed the aggregate L/C Commitments. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the issuance or amendment of such Letter of Credit so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Restatement Effective Date shall be subject to the terms and conditions hereof. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of Letter of Credit Application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit (collectively, the “Issuer Documents”), the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the applicable Issuing Bank may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the stated amount thereof; (C) the expiry date thereof (and any “evergreen” renewals, if any, including the terms thereof); (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as such Issuing Bank may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable Issuing Bank (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Business Day); (y) the nature of the proposed amendment; and (z) such other matters as such Issuing Bank may require. Additionally, the Borrower shall furnish to the applicable Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such Issuing Bank or the Administrative Agent may require.

(ii) Promptly after receipt of any Letter of Credit Application, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the applicable Issuing Bank has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 4.01 shall not then be satisfied, then, subject to the terms and conditions hereof, such applicable Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower or the applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

(iii) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the applicable Issuing Bank under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the applicable Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the applicable Issuing Bank by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s

Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of ABR Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of ABR Loans, but subject to the amount of the unutilized portion of the Commitments and the conditions set forth in Section 4.01 (other than the delivery of a Borrowing Request). Any notice given by the applicable Issuing Bank or the Administrative Agent pursuant to this Section 2.05(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(i) Each Lender shall upon any notice pursuant to Section 2.05(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable Issuing Bank at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.05(c)(iii), each Lender that so makes funds available shall be deemed to have made an ABR Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Issuing Bank.

(ii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of ABR Loans because the conditions set forth in Section 4.01 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate specified in Section 2.13. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 2.05(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.05.

(iii) Until each Lender funds its Loan or L/C Advance pursuant to this Section 2.05(c) to reimburse applicable Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the applicable Issuing Bank.

(iv) Each Lender’s obligation to make Loans or L/C Advances to reimburse the applicable Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 2.05(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Issuing Bank, the Borrower or any other person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.01 (other than delivery by the Borrower of a Borrowing Request). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.

(v) If any Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(ii), then, without limiting the other provisions of this Agreement, the applicable Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable Issuing Bank at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the applicable Issuing Bank in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the applicable Issuing Bank in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after the applicable Issuing Bank has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.05(c), if the Administrative Agent receives for the account of the applicable Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of any Issuing Bank pursuant to Section 2.05(c)(i) is required to be returned under any of the circumstances described in Section 9.07 (including pursuant to any settlement entered into by the applicable Issuing Bank in its discretion), each Lender shall pay to the Administrative Agent for the account of the applicable Issuing Bank its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the Issuing Banks for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Bank or any other person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the applicable Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable Issuing Bank under such Letter of Credit to any person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid.

(f) Role of the Issuing Banks. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the person executing or delivering any such document. Neither any Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuing Bank shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither any Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any Issuing Bank shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.05(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an Issuing Bank, and such Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the

Borrower which the Borrower proves were caused by such Issuing Bank’s willful misconduct or gross negligence or such Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, no Issuing Bank shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit.

(h) Certain Conditions. No Issuing Bank shall be under any obligation to issue any Letter of Credit if:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the applicable Issuing Bank from issuing the Letter of Credit, or any Law applicable to the applicable Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the applicable Issuing Bank shall prohibit, or request that the applicable Issuing Bank refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the applicable Issuing Bank with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the applicable Issuing Bank is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon the applicable Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which the applicable Issuing Bank in good faith deems material to it;

(ii) the issuance of the Letter of Credit would violate one or more policies of the applicable Issuing Bank applicable to letters of credit generally;

(iii) the Letter of Credit is to be denominated in a currency other than Dollars; or

(iv) any Lender is at that time a Defaulting Lender, unless the applicable Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the applicable Issuing Bank (in its sole discretion) with the Borrower or such Lender to eliminate the Issuing Bank’s actual or potential Fronting Exposure (after giving effect to Section 2.23(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit obligations as to which the applicable Issuing Bank has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(i) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Facility Maturity Date; provided, that any Letter of Credit with a one-year tenor may provide for the automatic renewal thereof for additional one-year periods (which, in no event, shall extend beyond the applicable date referred to in clause (a) of this Section 2.05).

(j) Replacement of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of such Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Letters of Credit.

(k) Additional Issuing Banks. From time to time, the Borrower may by notice to the Administrative Agent designate up to four Lenders (in addition to DBTCA and Bank of America (for so long as Bank of America remains an Issuing Bank hereunder), each of which agrees (in its sole discretion) to act in such capacity and each of which is reasonably satisfactory to the Administrative Agent as an Issuing Bank. Each such additional Issuing Bank shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be an Issuing Bank hereunder for all purposes.

(l) Issuing Bank Agreements. Unless otherwise requested by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent (i) on the first Business Day of each month, the daily activity (set forth by day) in respect of Letters of Credit during the immediately preceding month, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) on or prior to each Business Day on which such Issuing Bank expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension occurred (and whether the amount thereof changed), it being understood that such Issuing Bank shall not permit any issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written (or, with respect to any Issuing Bank, if the Administrative Agent so agrees with respect to such Issuing Bank, telephonic) confirmation from the Administrative Agent that it is then permitted under this Agreement, (iii) on each Business Day on which such Issuing Bank makes any L/C Disbursement in respect of any Letter of Credit issued, the date of such L/C Disbursement and the amount of such L/C Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an L/C Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such L/C Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request.

SECTION 2.06. Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by it on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided, that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided, that L/C Advances made to finance a L/C Borrowing pursuant to Section 2.05(b)(ii) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Loans (or, in the case of any Borrowing of ABR Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date and at the time required by Section 2.06(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to ABR Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans resulting from an election made with respect to any such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election (as provided in Section 9.01) by telephone, in the case of an election that would result in a Borrowing, by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower. Notwithstanding any other provision of this Section, the Borrower shall not be permitted to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Eurocurrency Loans that does not comply with Section 2.02(d) or (iii) convert any Borrowing to a Borrowing not available under the Class of Commitments pursuant to which such Borrowing was made.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting outstanding credit extension is to be an ABR Borrowing or a Eurocurrency Borrowing; and

(iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Facility Commitments shall terminate on the Revolving Facility Maturity Date.

(a) The Borrower may at any time terminate, or from time to time reduce, the Revolving Facility Commitments; provided, that (i) each reduction of the Commitments of any

Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or, if less, the remaining amount of the Revolving Facility Commitments) and (ii) the Borrower shall not terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility Loans in accordance with Section 2.11, the total Revolving Facility Exposure would exceed the total Revolving Facility Commitments; provided further that, the Borrower may terminate the unused Revolving Facility Commitments of any Defaulting Lender at any time, or from time to time, in any amounts and without a pro rata reduction of the Revolving Facility Commitments of the other Lenders.

(b) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Facility Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided, that a notice of termination of the Revolving Facility Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class pursuant to this Section 2.08 shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Facility Lender the then unpaid principal amount of each Revolving Facility Loan of such Lender to the Borrower on the Revolving Facility Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender to the Borrower as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan to the Borrower on the Revolving Facility Maturity Date.

(a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(c) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence, currencies and amounts of the obligations recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(d) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note (a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and reasonably acceptable to the Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Repayment of Term Loans and Revolving Facility Loans.

(a) (i) Subject to the other paragraphs of this Section, the Borrower shall repay Tranche B Term Loans prior to 2:00 p.m., Local Time, on each date set forth below in the aggregate principal amount set forth for such Borrowings opposite such date (each such date being referred to as a “Term Loan Installment Date”):

Date	Tranche B Term Loans to Be Repaid
June 30, 2010	$2,187,500
September 30, 2010	$2,187,500
December 31, 2010	$2,187,500
March 31, 2011	$2,187,500
June 30, 2011	$2,187,500
September 30, 2011	$2,187,500
December 31, 2011	$2,187,500
March 31, 2012	$2,187,500
June 30, 2012	$2,187,500
September 30, 2012	$2,187,500
December 31, 2012	$2,187,500
March 31, 2013	$2,187,500
June 30, 2013	$2,187,500
September 30, 2013	$2,187,500
December 31, 2013	$2,187,500
March 31, 2014	$2,187,500
June 30, 2014	$2,187,500
September 30, 2014	$2,187,500
December 31, 2014	$2,187,500
March 31, 2015	$2,187,500
June 30, 2015	$2,187,500
September 30, 2015	$2,187,500
December 31, 2015	$2,187,500
March 31, 2016	$2,187,500
June 30, 2016	$2,187,500
September 30, 2016	$2,187,500
Term Facility Maturity Date	$818,125,000

To the extent not previously paid, outstanding Term Loans shall be due and payable on the Term Facility Maturity Date. If any payment under this clause (i) shall be due on a day that is not a Business Day, the date for payment shall be the next preceding Business Day.

(ii) In the event that any Incremental Term Loans are made on an Increased Amount Date, the Borrower shall repay such Incremental Term Loans on the dates and in the amounts set forth in the Incremental Assumption Agreement.

(b) To the extent not previously paid, outstanding Revolving Facility Loans shall be due and payable on the Revolving Facility Maturity Date; provided, that any Other Revolving Facility Loans shall be due and payable as set forth in the relevant Incremental Assumption Agreement.

(c) Subject to Section 2.23, prepayment of the Loans from:

(i) all Net Proceeds pursuant to Section 2.11(b) and Excess Cash Flow pursuant to Section 2.11(a)(ii) and Section 2.11(c) to be applied to prepay Term Loans of any Class shall be applied (A) to reduce in order of maturity the next twelve unpaid quarterly scheduled amortization payments under paragraph (a) above in respect of the Term Loans of such Class, and (B) thereafter, to reduce on a pro rata basis (based on the amount of such amortization payments) the remaining scheduled amortization payments in respect of the Term Loans of such Class; and

(ii) any optional prepayments of the Term Loans pursuant to Section 2.11(a)(i) shall be applied to the remaining installments thereof as directed by the Borrower.

(d) Prior to any repayment of any Loan or Loans hereunder, the Borrower shall select the Borrowing or Borrowings constituting such Loan or Loans to be repaid or reduced and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection (i) in the case of an ABR Borrowing, not later than 12:00 p.m., Local Time, one Business Day before the scheduled date of such repayment and (ii) in the case of a Eurocurrency Borrowing, not later than 12:00 p.m., Local Time, three Business Days before the scheduled date of such repayment or reduction. Subject to Section 2.23, any mandatory prepayment of Term Loans shall be applied so that the aggregate amount of such prepayment is allocated among the Tranche B Term Loans and Other Term Loans of each Class, if any, pro rata based on the aggregate principal amount of outstanding Loans of each such Class. In the case of prepayments under Section 2.11(a)(i), the Borrower may in its sole discretion select the Borrowing or Borrowings to be prepaid. Except as otherwise provided in Section 2.11(e), each repayment of a Borrowing within any Class shall be applied ratably to the Loans in such Class included in the repaid Borrowing. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 12:00 p.m., Local Time, on the scheduled date of such repayment. Repayments of Borrowings shall be accompanied by accrued interest on the amount repaid. Notwithstanding anything herein to the contrary (but in any event subject to Section 2.16), the Borrower may rescind any notice of prepayment pursuant to Section 2.11(a)(i), if such prepayment would have resulted from a refinancing or repayment of the facilities under this Agreement (whether through the incurrence of other Indebtedness, issuance of Equity Interests or otherwise), which refinancing or repayment shall not be consummated or shall otherwise be delayed, or condition such prepayment pursuant to Section 2.11(a)(i) on the consummation of such refinancing or repayment.

(e) Notwithstanding anything to the contrary, each prepayment of Term Loans pursuant to Section 2.11(a) made on or after the Amendment No. 1 Effective Date but on or before the date that is one year after the Amendment No. 1 Effective Date in connection with any Repricing Transaction shall be accompanied by a prepayment premium equal to 1.00% of the aggregate principal amount of each such prepayment.

SECTION 2.11. Prepayment of Loans.

(a) The Borrower shall have the right, in its sole discretion (i) at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.16), except as provided in Section 2.10(e), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with Section 2.10(d), and (ii) during any fiscal year, not later than 45 days after the end of any Excess Cash Flow Interim Period, to prepay the Term Loans in whole or in part in accordance with Sections 2.10(c) and (d), without premium or penalty (but subject to Section 2.16), in an amount equal to (the “Excess Cash Flow Early Prepayment”) the amount by which (A) the Required Percentage of Year to Date Excess Cash Flow as of the last of day of such Excess Cash Flow Interim Period exceeds (B) the sum of the aggregate principal amount of (1) voluntary prepayments of Term Loans previously made pursuant to this Section 2.11(a) (including Excess Cash Flow Early Prepayments for a prior Excess Cash Flow Interim Period in such fiscal year), and (2) permanent voluntary reductions of Revolving Facility Commitments pursuant to Section 2.08(b) to the extent that an equal amount of Revolving Facility Loans was simultaneously repaid pursuant to Section 2.11(a), in each case, during such fiscal year; provided, that (x) if the amount in clause (B) exceeds the amount in clause (A), the amount of Term Loans to be prepaid in connection with such Excess Cash Flow Prepayment shall be zero, (y) not later than the date on which the Borrower is required to deliver financial statements with respect to the end of each Excess Cash Flow Interim Period under Section 5.04(b), the Borrower will deliver to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower setting forth the calculation thereof in reasonable detail, and (z) no more than two Excess Cash Flow Early Prepayments may be made in respect of any fiscal year.

(b) All Net Proceeds shall be applied promptly after receipt thereof to prepay Term Loans in accordance with paragraphs (c) and (d) of Section 2.10; provided, that no prepayments of the Term Loans shall be required hereunder from Net Proceeds pursuant to clause (b) of the definition thereof if, on the date of receipt thereof, and after giving effect to the repayment, redemption, incurrence, issuance or sale of any Indebtedness in connection with any transaction giving rise to such Net Proceeds on a Pro Forma Basis, the Senior Secured Leverage Ratio, calculated as of the last day of the fiscal quarter most recently ended and Reported, shall be less than or equal to 2.00 to 1.00.

(c) Not later than 90 days after the end of each Excess Cash Flow Period (or such later date, if any, on which the Borrower is permitted to deliver annual audited statements under Section 5.04(a), commencing with the Excess Cash Flow Period beginning on January 1, 2011), the Borrower shall calculate Excess Cash Flow for such Excess Cash Flow Period and an amount equal to the amount by which (A) the Required Percentage of such Excess Cash Flow exceeds (B) the sum of (1) the aggregate principal amount of voluntary prepayments of Term Loans pursuant to Section 2.11(a)(i), (2) permanent voluntary reductions of Revolving Facility Commitments pursuant to Section 2.08(b) to the extent that an equal amount of Revolving

Facility Loans was simultaneously repaid pursuant to Section 2.11(a), and (3) the aggregate principal amount of Excess Cash Flow Early Prepayments pursuant to Section 2.11(a)(ii), in each case, during such Excess Cash Flow Period, shall be applied to prepay Term Loans in accordance with paragraphs (c) and (d) of Section 2.10; provided, that if the amount in clause (B) exceeds the amount in clause (A), no such prepayment of Term Loans shall be required. Not later than the date on which the Borrower is required to deliver financial statements with respect to the end of each Excess Cash Flow Period under Section 5.04(a), the Borrower will deliver to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower setting forth the amount, if any, of Excess Cash Flow for such fiscal year, the amount of any required prepayment and the calculation thereof in reasonable detail; provided, that no prepayments of the Term Loans shall be required hereunder from Excess Cash Flow and no such certificate need to be delivered if the Senior Secured Leverage Ratio on the last day of the Borrower’s then most recently completed and Reported Excess Cashflow Period was less than or equal to 1.75 to 1.00 unless any Excess Cash Flow Early Prepayments were made during such Excess Cash Flow Period.

(d) In the event and on such occasion that the total Revolving Facility Exposure exceeds the total Revolving Facility Commitments, the Borrower shall prepay Revolving Facility Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit Cash Collateral in an account with the Collateral Agent pursuant to Section 2.22) in an aggregate amount equal to such excess.

(e) Notwithstanding anything to the contrary contained in this Section 2.11 or any other provision of this Agreement, the Borrower may prepay any Class or Classes of outstanding Term Loans at a discount to par pursuant to one or more auctions (each, an “Auction”) on the following basis (any such prepayment, an “Auction Prepayment”):

(i) All Term Lenders (other than Defaulting Lenders) of the applicable Class or Classes shall be permitted (but not required) to participate in each Auction. Any such Lender who elects to participate in an Auction may choose to offer all or part of such Lender’s Term Loans of the applicable Class for prepayment.

(ii) Each Auction Prepayment shall be subject to the conditions that (A) the Administrative Agent shall have received a certificate to the effect that (I) immediately prior to and after giving effect to the Auction Prepayment, no Default shall have occurred and be continuing, (II) as of the date of the Auction Notice (as defined in Exhibit G), the Borrower is not in possession of any material non-public information with respect to Holdings or any of its Subsidiaries that either (x) has not been disclosed to the Lenders (other than Lenders that do not wish to receive material non-public information with respect to Holdings or any of its Subsidiaries) prior to such date or (y) if not disclosed to the Lenders, could reasonably be expected to have a material effect upon, or otherwise be material to, (1) a Lender’s decision to participate in any Auction or (2) the market price of the Term Loans subject to such Auction, and (III) each of the conditions to such Auction Prepayment has been satisfied, (B) immediately prior to and after giving effect to the Auction Prepayment, the sum of the unused Revolving Facility Commitments plus Unrestricted Cash and cash equivalents held by Loan Parties shall not be less than $50,000,000, (C) each offer of prepayment made pursuant to this Section 2.11(e) must be in an amount not less than $1,000,000, (D) no Auction Prepayment shall be made from the proceeds of any Revolving Facility Loan or Swingline Loan, and (E) any Auction Prepayment shall be offered to all Lenders with Term Loans on a pro rata basis.

(iii) All Term Loans prepaid by the Borrower pursuant to this Section 2.11(e) shall be accompanied by all accrued interest on the par principal amount so prepaid to, but not including, the date of the Auction Prepayment. Auction Prepayments shall not be subject to Section 2.16. The par principal amount of Term Loans prepaid pursuant to this Section 2.11(e) shall be applied pro rata to reduce the remaining scheduled installments of principal thereof pursuant to Section 2.10(a)(i) or (ii), as applicable.

(iv) Each Auction shall comply with the Auction Procedures and any such other procedures established by the Administrative Agent in its reasonable discretion and agreed to by the Borrower.

(v) This Section 2.11(e) shall neither (A) require the Borrower to undertake any Auction nor (B) limit or restrict the Borrower from making voluntary prepayments of Term Loans in accordance with Section 2.11(a).

SECTION 2.12. Fees.

(a) The Borrower agrees to pay to each Revolving Facility Lender (other than any Defaulting Lender), through the Administrative Agent, three Business Days after the last day of March, June, September and December in each year, and three Business Days after the date on which the Revolving Facility Commitments of all the Revolving Facility Lenders shall be terminated as provided herein, a commitment fee (a “Commitment Fee”) on the daily amount of the Available Unused Commitment of such Revolving Facility Lender during the preceding quarter (or shorter period commencing with the Restatement Effective Date or ending with the date on which the last of the Revolving Facility Commitments of such Lender shall be terminated), which shall accrue at a rate equal to the Applicable Margin. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the purpose of calculating any Lender’s Commitment Fee, the outstanding Swingline Loans during the period for which such Lender’s Commitment Fee is calculated shall be deemed to be zero. The Commitment Fee due to each Revolving Facility Lender shall commence to accrue on the Restatement Effective Date and shall cease to accrue on the date on which the last of the Revolving Facility Commitments of such Lender shall be terminated as provided herein.

(b) The Borrower from time to time agrees to pay (i) to each Revolving Facility Lender, through the Administrative Agent, three Business Days after the last day of March, June, September and December of each year and three Business Days after the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fee (an “L/C Participation Fee”) on such Lender’s Applicable Percentage of the daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements), during the preceding quarter (or shorter period commencing with the Restatement Effective Date or ending with the Revolving Facility Maturity Date or the date on which the Revolving Facility Commitments shall be terminated) at the rate per annum equal to the Applicable Margin for Eurocurrency Revolving Borrowings effective for each day in such period; provided, however, that any L/C Participation Fee otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Bank pursuant to Section 2.22 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.23(a)(iv), with the balance of such fee, if any, payable to the Issuing Bank for its own account, and (ii) to each Issuing Bank, for its own account, (x)

three Business Days after the last day of March, June, September and December of each year and three Business Days after the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fronting fee in respect of each Letter of Credit issued by such Issuing Bank for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily average stated amount of such Letter of Credit (or as otherwise agreed with such Issuing Bank), plus (y) in connection with the issuance, amendment or transfer of any such Letter of Credit or any L/C Disbursement thereunder, such Issuing Bank’s customary documentary and processing charges (collectively, “Issuing Bank Fees”). All L/C Participation Fees and Issuing Bank Fees that are payable on a per annum basis shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(c) The Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the fees set forth in the Fee Letter (the “Administrative Agent Fees”).

(d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Issuing Bank Fees shall be paid directly to the applicable Issuing Banks. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.13. Interest.

(a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the ABR plus the Applicable Margin.

(b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, then (i) such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (A) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (B) in the case of any other amount, 2.00% plus the interest rate that would have applied had such amount, during the period of non-payment, constituted an ABR Loan, and (ii) all other principal of any Loan then outstanding hereunder shall bear interest at a rate of 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.13; provided, that this paragraph (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.09.

(d) Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan, (ii) in the case of Revolving Facility Loans, upon termination of the Revolving Facility Commitments, and (iii) in the case of the Term Loans, on the Term Facility Maturity Date; provided, that (A) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (B) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (C) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All computations of interest for ABR Loans when the ABR is determined by DBTCA’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.18(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing denominated in any currency, on any day:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining any applicable Adjusted Eurocurrency Rate for such currency for such Interest Period for such day; or

(b) the Administrative Agent is advised by the Required Lenders that any applicable Adjusted Eurocurrency Rate for such currency for such Interest Period for such day will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing, for such Interest Period or such day;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing denominated in such currency shall be ineffective and such Borrowing shall be converted to or continued as on the last day of the Interest Period applicable thereto, an ABR Borrowing and (ii) if any Borrowing Request requests a Eurocurrency Borrowing in such currency, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.15. Increased Costs. i) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurocurrency Rate) or Issuing Bank; or

(ii) impose on any Lender or Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered.

(b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as applicable, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Promptly after any Lender or any Issuing Bank has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender or Issuing Bank shall notify the Borrower thereof. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Eurocurrency Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue a

Eurocurrency Loan, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the Eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Documents shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if a Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or any Issuing Bank, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(a) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(b) Each Loan Party shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as applicable, on or with respect to any payment by or on account of any obligation of such Loan Party hereunder or under any other Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Loan Party by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf, on behalf of another Agent or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(c) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Any Lender that is entitled to an exemption from or reduction of withholding Tax or backup withholding Tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), to the extent such Lender is legally entitled to do so, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as may reasonably be requested by such Borrower to permit such payments to be made without such withholding tax or at a reduced rate; provided, that no Lender shall have any obligation under this paragraph (e) with respect to any withholding Tax imposed by any jurisdiction other than the United States if in the reasonable judgment of such Lender such compliance would subject such Lender to any material unreimbursed cost or expense or would otherwise be disadvantageous to such Lender in any material respect.

(e) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which such Loan Party has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund) as is determined by the Administrative Agent or Lender in good faith and in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Loan Parties or any other person.

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of L/C Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.05 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. Unless otherwise specified, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document of principal or interest in respect of any Loan (or of any breakage indemnity in respect of any Loan) shall be made in the currency of such Loan; all other payments hereunder and under each other Loan Document shall be made in U.S. Dollars, except as otherwise expressly provided herein. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(a) If at any time insufficient funds are received by and available to the Administrative Agent from the Borrower to pay fully all amounts of principal, unreimbursed L/C Disbursements, interest and fees then due from the Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (ii) second, towards payment of principal of Swingline Loans and unreimbursed L/C Disbursements then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal, and unreimbursed L/C Disbursements then due to such parties, and (iii) third, towards payment of principal then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(b) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Term Loans, Revolving Facility Loans or participations in L/C Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans, Revolving Facility Loans and participations in L/C Disbursements and Swingline Loans and accrued interest thereon under any Tranche than the proportion received by any other Lender under such Tranche, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans, Revolving Facility Loans and participations in L/C Disbursements and Swingline Loans of other Lenders under such Tranche to the extent necessary so that the benefit of all such payments shall be shared by the Lenders under such Tranche ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans, Revolving Facility Loans and participations in L/C Disbursements and Swingline Loans under such Tranche; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to (x) any payment made pursuant to and in accordance with the express terms of this Agreement (including, without limitation, Section 2.11(e) or the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.22, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Disbursements or Swingline Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the applicable Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as applicable, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as applicable, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of (A) (1) in the case of Loans, the Federal Funds Effective Rate, (2) in the case of any other amounts denominated in U.S. Dollars, the Federal Funds Effective Rate, and (3) in the case of any other amount denominated in a currency other than U.S. Dollars, the rate reasonably determined by the Administrative Agent to be the cost to it of funding such amount, and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the applicable conditions set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.05(d) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.05(d) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.05(d).

SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require any such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if in respect of any Revolving Facility Commitment or Revolving Facility Loan, the Swingline Lender and the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments, (iv) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 9.04, and (v) such assignment does not conflict with any applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment cease to apply. Nothing in this Section 2.19 shall be deemed to prejudice any rights that the Borrower may have against any Lender that is a Defaulting Lender.

(b) If any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that pursuant to the terms of Section 9.09 requires the consent of all the Lenders affected and with respect to which the Required Lenders shall have granted their consent (any such Lender referred to above, a “Non-Consenting Lender”), then so long as no Event of Default then exists, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to (i) replace any such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent (and, if in respect of any Revolving Facility Commitment or Revolving Facility Loan, the Swingline Lender and the Issuing Bank) or (ii) require such Non-Consenting Lender to assign all of its Term Loans hereunder or all of its Revolving Facility Commitments or Revolving Facility Loans hereunder to one or more assignees reasonably acceptable to the Administrative Agent (and, if in respect of any Revolving Facility Commitment or Revolving Facility Loan, the Swingline Lender and the Issuing Bank); provided, that (i) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced, including obligations arising under Section 2.16 as a result of such replacement, and/or all Obligations of the Borrower owing to such Non-Consenting Lender in respect of any Loans required to be assigned shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment the Borrower, the Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04.

SECTION 2.20. Incremental Commitments.

(a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments, as applicable, in an amount not to exceed the Incremental Amount from one or more Incremental Term Lenders and/or Incremental Revolving Facility Lenders (which may include any existing Lender) willing to provide such Incremental Term Loans and/or Incremental Revolving Facility Loans, as the case may be, in their own discretion; provided, that each Incremental Term Lender and/or Incremental Revolving Facility Lender shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $25,000,000 or equal to the remaining Incremental Amount), (ii) the date on which such Incremental Term Loan Commitments and/or Incremental Revolving Facility Commitments are requested to become effective (the “Increased

Amount Date”) and (iii) (a) whether such Incremental Term Loan Commitments are to be Tranche B Term Loan Commitments or commitments to make term loans with pricing and/or amortization terms different from the Tranche B Term Loans (“Other Term Loans”) and/or (b) whether such Incremental Revolving Facility Commitments are to be Revolving Facility Commitments or commitments to make revolving loans with pricing and/or amortization terms different from the Revolving Facility Loans (“Other Revolving Facility Loans”).

(b) The Borrower and each Incremental Term Lender and/or Incremental Revolving Facility Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender and/or Incremental Revolving Facility Commitment of such Incremental Revolving Facility Lender. Each Incremental Assumption Agreement shall specify the terms of the Incremental Term Loans and/or Incremental Revolving Facility Loans to be made thereunder; provided, that (i) the Other Term Loans and Other Revolving Facility Loans shall rank pari passu or junior in right of payment and of security with the Tranche B Term Loans and Revolving Facility Loans and (except as to pricing and amortization) shall have the same terms as the Tranche B Term Loans, as applicable, (ii) the final maturity date of (A) any Other Term Loans shall be no earlier than the Term Loan Maturity Date and/or (BS) any Other Revolving Facility Loans shall be no earlier than the Revolving Facility Maturity Date, (iii) the weighted average life to maturity of any Other Term Loans shall be no shorter than the weighted average life to maturity of the Term Loans, (iv) the Other Revolving Facility Loans shall require no scheduled amortization or mandatory commitment reductions prior to the Revolving Facility Maturity Date, (v) only Incremental Term Loans may be incurred with respect to the Incremental Refinancing Amount, and such Incremental Term Loans incurred with respect to the Incremental Refinancing Amount shall only be used to purchase, prepay, repay, redeem, retire, acquire, cancel or terminate Senior Notes or any Permitted Refinancing Indebtedness in respect thereof, and (vi) in the event that the Applicable Margin for any Other Term Loans or Other Revolving Facility Loans is more than 50 basis points greater than the Applicable Margin for the Term Loans or Revolving Facility Loans, as applicable, then the Applicable Margin for the Term Loans or Revolving Facility Loans, as applicable, shall be increased to the extent necessary so that the Applicable Margin for the Other Term Loans or Other Revolving Facility Loans is no more than 50 basis points greater than the Applicable Margin for the Term Loans or Revolving Facility Loans, as applicable; provided further, that in determining the Applicable Margin applicable to the Term Loans, Revolving Facility Loans, Other Term Loans and Other Revolving Facility Loans, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders in the primary syndication thereof shall be included (with OID being equated to interest based on an assumed four-year life to maturity), (y) customary arrangement or commitment fees payable to the arrangers (or their affiliates) of such loans shall be excluded and (z) if the Adjusted Eurocurrency Rate “floor” applicable to the Other Term Loans or Other Revolving Facility Loans is higher than the Adjusted Eurocurrency Rate “floor” applicable to the Term Loans or Revolving Facility Loans, as applicable, the amount of such difference shall be deemed to be an increase to the Applicable Margin for the Other Term Loans or Other Revolving Facility Loans for purposes of determining compliance with this clause (vi). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption

Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitments and/or Incremental Revolving Loan Commitments evidenced thereby as provided for in Section 9.09(e). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment or Incremental Revolving Facility Commitment shall become effective under this Section 2.20 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Borrower, (ii) the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation as required by the relevant Incremental Assumption Agreement and consistent with those delivered on the Restatement Effective Date under Section 4.02 and such additional documents and filings (including amendments to the Mortgages and other Security Documents and title endorsement bringdowns) as the Administrative Agent may reasonably require to assure that the Incremental Term Loans and/or Incremental Revolving Facility Loans are secured by the Collateral ratably with (or, to the extent agreed by the applicable Incremental Term Lenders or Incremental Revolving Facility Lenders in the applicable Incremental Assumption Agreement, junior to) the existing Term Loans and Revolving Facility Loans, (iii) the Borrower would be in Pro Forma Compliance, calculated as of the last day of the most recently ended and Reported fiscal quarter, after giving effect to such Incremental Term Loan Commitment and/or Incremental Revolving Facility Commitments and the Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date, (iv) in the case of any Incremental Term Loans incurred with respect to the Incremental Refinancing Amount (to purchase, repay, prepay, redeem, retire, acquire, cancel or terminate any Senior Notes or any Permitted Refinancing Indebtedness in respect thereof), the Senior Secured Leverage Ratio, after giving effect to such Incremental Term Loan Commitment and the Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date shall not be greater than 3.50:1.00, and (v) in the case of any Incremental Term Loans or Incremental Revolving Facility Commitments incurred with respect to the Incremental General Amount, the Senior Secured Leverage Ratio, after giving effect to such Incremental Term Loans or Incremental Revolving Facility Commitment and the application of the proceeds therefrom on such date (and assuming that the entire amount of any Incremental Revolving Facility Commitments has been borrowed), shall not be greater than 3.50:1:00.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans and/or Incremental Revolving Facility Loans (other than Other Term Loans or Other Revolving Facility Loans), when originally made, are included in each Borrowing of outstanding Term Loans or Revolving Facility Loans under the same Tranche on a pro rata basis, and the Borrower agrees that Section 2.16 shall apply to any conversion of Eurocurrency Loans to ABR Loans reasonably required by the Administrative Agent to effect the foregoing.

SECTION 2.21. Illegality. If any Lender reasonably determines that any change in law has made it unlawful, or that any Governmental Authority has asserted after the Restatement Effective Date that it is unlawful, for any Lender or its applicable lending office to make or maintain any Eurocurrency Loans, then, on notice thereof by such Lender to the

Borrower through the Administrative Agent, any obligations of such Lender to make or continue Eurocurrency Loans or to convert ABR Borrowings to Eurocurrency Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), either convert all Eurocurrency Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

SECTION 2.22. Cash Collateral.

(a) Certain Credit Support Events. Upon the request of the Administrative Agent or any Issuing Bank if, as of the expiration date for all Letters of Credit set forth in Section 2.05(c), any L/C Exposure for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then outstanding amount of all L/C Exposure.

(b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at DBTCA. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Collateral Agent, for the benefit of the Administrative Agent, the applicable Issuing Bank and the Lenders (including the Swingline Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.22(c). If at any time the Administrative Agent or the Collateral Agent determines that Cash Collateral is subject to any right or claim of any person other than the Collateral Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, then (i) the Borrower (solely to the extent that the applicable Cash Collateral was provided by the Borrower), or (ii) the relevant Defaulting Lender (solely to the extent that the applicable Cash Collateral was provided by such Defaulting Lender) will, promptly upon demand by the Administrative Agent, pay or provide to the Collateral Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.22 or Sections 2.04, 2.05, 2.11, 2.23 or 7.01 in respect of Letters of Credit or Swingline Loans shall be held and applied to the satisfaction of the specific Letter of Credit obligations, Swingline Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 9.04(b)(ii))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral;

provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.22 may be otherwise applied in accordance with Section 7.01), and (y) the person providing Cash Collateral and the Issuing Bank or Swingline Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

SECTION 2.23. Defaulting Lenders. ii) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.09.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 9.06), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Issuing Bank or Swingline Lender hereunder; third, if so determined by the Administrative Agent or requested by the Issuing Bank or Swingline Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swingline Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, Issuing Bank or Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.01 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C

Borrowings to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.22(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. The Defaulting Lender (x) shall not be entitled to receive any Commitment Fee pursuant to Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender), and (y) shall be limited in its right to receive L/C Participation Fees as provided in Section 2.12(b).

(iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to Sections 2.04 and 2.05, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate outstanding amount of the Loans of that Lender.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swingline Lender and the Issuing Bank agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.23(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III

Representations and Warranties

The Borrower represents and warrants that:

SECTION 3.01. Organization; Powers. Except as set forth on Schedule 3.01, each of Holdings, the Borrower and each of the Subsidiaries (a) is a limited liability company, unlimited liability company, corporation or partnership duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

SECTION 3.02. Authorization. The execution, delivery and performance by Holdings, the Borrower and each of the Subsidiary Loan Parties of each of the Loan Documents to which it is a party, and the borrowings hereunder and the transactions forming a part of the Restatement Transactions and the Permitted Exchange Transactions (a) have been duly authorized by all corporate, stockholder or limited liability company or partnership action required to be obtained by Holdings, the Borrower and such Subsidiary Loan Parties and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any limited liability company or operating agreements) or by-laws of Holdings, the Borrower or any such Subsidiary Loan Parties, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Borrower or any such Subsidiary Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.02, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any such Subsidiary Loan Parties, other than the Liens created by the Loan Documents and Liens permitted by Section 6.02.

SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) except to the extent set forth in the applicable Foreign Pledge Agreements, any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries that are not Loan Parties.

SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Restatement Transactions, except for (a) the filing of Uniform Commercial Code financing statements and equivalent filings in foreign jurisdictions, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (c) recordation of the Mortgages, (d) such as have been made or obtained and are in full force and effect, (e) such other actions, consents, approvals, registrations or filings with respect to which the failure to be obtained or made could not reasonably be expected to have a Material Adverse Effect and (f) filings or other actions listed on Schedule 3.04.

SECTION 3.05. Financial Statements. (a) The Borrower has heretofore furnished to the Lenders:

(i) The unaudited pro forma condensed combined balance sheet as of December 31, 2009 (the “Pro Forma Closing Balance Sheet”) of the Borrower, together with its combined subsidiaries (in each case including the notes thereto), copies of which have heretofore been furnished to each Lender, which have been prepared giving effect to the Restatement Transactions (as if such events had occurred on such date). The Pro Forma Closing Balance Sheet has been prepared in good faith based on assumptions believed by Holdings and the Borrower to have been reasonable as of the date of delivery thereof (it being understood that such assumptions are based on good faith estimates of certain items and that the actual amount of such items is subject to change). The Pro Forma Closing Balance Sheet presents fairly in all material respects on a pro forma basis the estimated financial position of the Borrower and its consolidated subsidiaries as at December 31, 2009, assuming that the events specified in the second preceding sentence had actually occurred at such date.

(ii) The audited combined balance sheets of the Borrower and its combined Subsidiaries as at December 31, 2008 and December 31, 2009 and the related combined statements of operations, changes in combined equity and cash flows of the Borrower and its combined Subsidiaries for the fiscal years ended December 31, 2008 and December 31, 2009, in each such case, copies of which have heretofore been furnished to each Lender, which have been prepared in accordance with GAAP applied consistently throughout the periods involved and Regulation S-X under the Securities Act of 1933, as amended, and present fairly the financial condition and results of operations of the Borrower and its combined Subsidiaries, as of and on such dates set forth on such financial statements.

(b) Except as set forth in Schedule 3.05(b), none of the Borrower or the Subsidiaries has any material Guarantees, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the financial statements referred to in the preceding clauses (a)(i) and (ii). During the period from December 31, 2009, to and including the Restatement Effective Date there has been no disposition by Holdings, the Borrower or any of its subsidiaries of any material part of its business or property that has not been disclosed to the Administrative Agent.

SECTION 3.06. No Material Adverse Change or Material Adverse Effect. Since December 31, 2009, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of the Borrower and the Subsidiaries has good and valid record fee simple title to, or valid leasehold interests in, or easements or other limited property interests in, all its properties and assets (including all Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title, interests or easements could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets held in fee simple are free and clear of Liens, other than Liens expressly permitted by Section 6.02 or arising by operation of law.

(a) Each of the Borrower and the Subsidiaries has complied with all obligations under all leases to which it is a party, except where the failure to comply would not reasonably be considered to have Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.07(b), the Borrower and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Each of the Borrower and the Subsidiaries owns or possesses, or could obtain ownership or possession of or rights under, on terms not materially adverse to it, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary for the present conduct of its business, without any conflict (of which the Borrower has been notified in writing) with the rights of others, and free from any burdensome restrictions on the present conduct of the their businesses, except where such conflicts and restrictions could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) As of the Restatement Effective Date, none of the Borrower or the Subsidiaries has received any notice of any pending or contemplated condemnation proceeding affecting any of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation that remains unresolved as of the Restatement Effective Date.

(d) None of the Borrower or the Subsidiaries is obligated on the Restatement Effective Date under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05.

SECTION 3.08. Subsidiaries. (a) Schedule 3.08(a) sets forth as of the Restatement Effective Date the name and jurisdiction of incorporation, formation or organization of each direct and indirect subsidiary of Holdings. Except as set forth on Schedule 3.08(a), as of the Restatement Effective Date, all of the issued and outstanding Equity Interests of each subsidiary of Holdings is owned directly by Holdings or by another subsidiary.

(a) As of the Restatement Effective Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of Holdings, the Borrower or any of the Subsidiaries, except rights of employees to purchase Equity Interests of Holdings or as set forth on Schedule 3.08(b).

SECTION 3.09. Litigation; Compliance with Laws. (a) As of the Restatement Effective Date, there are no actions, suits or proceedings at law or in equity or, to the knowledge of the Borrower, investigations by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of the Borrower, threatened in writing against or affecting Holdings or the Borrower or any of its subsidiaries or any business, property or rights of any such person (i) that involve any Loan Document or the Restatement Transactions or (ii) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially adversely affect the Restatement Transactions. As of the date of any Borrowing after the Restatement Effective Date, there are no actions, suits or proceedings at law or in equity or, to the knowledge of the Borrower, investigations by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of the Borrower, threatened in writing against or affecting Holdings or the Borrower or any of its subsidiaries or any business, property or rights of any such person which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(a) None of Holdings, the Borrower, the Subsidiaries or their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permit) or any restriction of record or agreement affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.10. Federal Reserve Regulations. (a) None of Holdings, the Borrower or the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

(a) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

SECTION 3.11. Investment Company Act; Public Utility Holding Company Act. None of Holdings, the Borrower or the Subsidiaries is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

SECTION 3.12. Use of Proceeds. The Borrower will use the proceeds of the Term Loans borrowed on the Restatement Effective Date, to refinance Indebtedness under the Existing Credit Agreement, for the payment of fees and expenses payable in connection with the Restatement Transactions and for working capital needs and other general corporate purposes (including, without limitation, for Permitted Business Acquisitions and to make Permitted Investments). The Borrower will use the proceeds of the Revolving Facility Loans and the Swingline Loans for working capital needs and other general corporate purposes (including, without limitation, for Permitted Acquisitions and to make Permitted Investments). The Borrower will use the proceeds of the Letters of Credit solely to support payment obligations incurred by the Borrower and its Subsidiaries.

SECTION 3.13. Tax Returns. Except as set forth on Schedule 3.13:

(a) Each of Holdings, the Borrower and the Subsidiaries (i) has timely filed or caused to be timely filed all federal, state, local and non-U.S. Tax returns required to have been filed by it that are material to such companies taken as a whole and each such Tax return is true and correct in all material respects, including, without limitation, relating to all periods or portions thereof ending on or prior to the Restatement Effective Date and (ii) has timely paid or caused to be timely paid all Taxes shown thereon to be due and payable by it and all other material Taxes or assessments, except Taxes or assessments, including, without limitation, relating to all periods or portions thereof ending on or prior to the Restatement Effective Date that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which Holdings, the Borrower or any of the Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP; and

(b) Other than as could not be, individually or in the aggregate, reasonably expected to have a Material Adverse Effect: as of the Restatement Effective Date, with respect to each of Holdings, the Borrower and the Subsidiaries, (i) there are no claims being asserted in writing with respect to any Taxes, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined by, and no written notification of intention to examine has been received from, the Internal Revenue Service or any other Taxing authority.

SECTION 3.14. No Material Misstatements. (a) All written information (other than the Projections, estimates and information of a general economic nature) (the “Information”) concerning Holdings, the Borrower, the Subsidiaries, the Restatement Transactions and any other transactions contemplated hereby included in the Information Memorandum or otherwise prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the Restatement Transactions or the other transactions contemplated hereby, when taken as a whole, were true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Restatement Effective Date and did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

(a) Any Projections and estimates and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Restatement Transactions or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof, as of the date such Projections and estimates were furnished to the Lenders and as of the Restatement Effective Date, and (ii) as of the Restatement Effective Date, have not been modified in any material respect by the Borrower.

SECTION 3.15. Employee Benefit Plans. (a) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or as set forth on Schedule 3.15: (i) each of Holdings, the Borrower, the Subsidiaries and the ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans and the regulations and published interpretations thereunder and any similar applicable law; no Reportable Event has occurred during the past five years as to which Holdings, the Borrower, a Subsidiary or any ERISA Affiliate was required to file a report with the PBGC, other than reports that have been filed; (ii) no Reportable Event has occurred during the past five years as to which Holdings, the Borrower, a Subsidiary or any ERISA Affiliate was required to file a report with the PBGC, other than reports that have been filed; (iii) the present value of all benefit liabilities under each Plan of Holdings, the Borrower, the Subsidiaries and the ERISA Affiliates (based on those assumptions used to fund such Plan), as of the last annual valuation date applicable thereto for which a valuation is available, does not exceed the value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan), as of the last annual valuation dates applicable thereto for which valuations are available, does not exceed the value of the assets of all such underfunded Plans; (iv) no ERISA Event has occurred or is reasonably expected to occur; and (v) none of Holdings, the Borrower, the Subsidiaries or the ERISA Affiliates has received any written notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, or has knowledge that any Multiemployer Plan is reasonably expected to be in reorganization or to be terminated.

(a) Each of Holdings, the Borrower and the Subsidiaries is in compliance (i) with all applicable provisions of law and all applicable regulations and published interpretations thereunder with respect to any employee pension benefit plan or other employee benefit plan governed by the laws of a jurisdiction other than the United States and (ii) with the terms of any such plan, except, in each case, for such noncompliance that could not reasonably be expected to have a Material Adverse Effect.

(b) None of Holdings, the Borrower or any of the Subsidiaries is or has at any time been an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme that is not a money purchase scheme (both terms as defined in the Pension Schemes Act 1993), and none of Holdings, the Borrower or any of the Subsidiaries is or has at any time been “connected” with or an “associate” of (as those terms are used in sections 39 and 43 of the Pensions Act 2004) such an employer, other than any such scheme, connection or association that could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.16. Environmental Matters. Except as disclosed on Schedule 3.16 and except as to matters that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (i) no written notice, request for information, order, complaint or penalty has been received by the Borrower or any of the Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or threatened, that allege a violation of or liability under any applicable Environmental Laws, in each case relating to the Borrower or any of the Subsidiaries, (ii) each of the Borrower and the Subsidiaries has obtained and maintained all permits, licenses and other approvals necessary for its operations to comply with all applicable Environmental Laws and is, and during the term of all applicable statutes of limitation, has been, in compliance with the terms of such permits, licenses and other approvals and with all other applicable Environmental Laws, (iii) there has been no material written environmental assessment or audit conducted since January 1, 2005, by the Borrower or any of the Subsidiaries of any property currently owned or leased by the Borrower or any of the Subsidiaries that has not been made available to the Administrative Agent prior to the date hereof, (iv) no Hazardous Material is located at, on or under any property currently or, to the knowledge of the Borrower, formerly owned, operated or leased by the Borrower or any of its Subsidiaries that would reasonably be expected to give rise to any cost, liability or obligation of the Borrower or any of the Subsidiaries under any applicable Environmental Laws, and no Hazardous Material has been generated, owned, treated, stored, handled or controlled by the Borrower or any of its Subsidiaries and transported to or Released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of the Borrower or any of the Subsidiaries under any Environmental Laws, and (v) there are no written agreements in which the Borrower or any of the Subsidiaries has expressly assumed or undertaken responsibility, and such assumption or undertaking of responsibility has not expired or otherwise terminated, for any liability or obligation of any other person arising under or relating to applicable Environmental Laws, which in any such case has not been made available to the Administrative Agent prior to the date hereof.

SECTION 3.17. Security Documents. (a) Each of the Guarantee and Collateral Agreement and the Holdings Guarantee and Pledge Agreement is effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof to the extent intended to be created thereby. In the case of the Pledged Collateral described in the Guarantee and Collateral Agreement and the Holdings Guarantee and Pledge Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral are delivered to the Collateral Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement (other than the Intellectual Property (as defined in the Guarantee and Collateral Agreement)), when financing statements and other filings specified on Schedule 6 of the Perfection Certificate in appropriate form are filed in the offices specified on Schedule 6 of the Perfection Certificate, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in (to the extent required thereby), all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to any other person (except, in the case of Collateral other than Pledged Collateral, Liens expressly permitted by Section 6.02 and Liens having priority by operation of law).

(a) When the Intellectual Property Security Agreement is properly filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in paragraph (a) above, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the domestic Intellectual Property (to the extent intended to be created thereby), in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the grantors thereunder after the Closing Date) except Liens permitted by Section 6.02 and Liens having priority by operation of Law.

(b) Each Foreign Pledge Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and the proceeds thereof to the fullest extent permissible under applicable law. In the case of the Pledged Collateral described in a Foreign Pledge Agreement, when certificates representing such Pledged Collateral (if any) are delivered to the Collateral Agent, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, (subject to Section 6.02) prior and superior in right to any other person except Liens having priority by operation of the law governing such Foreign Pledge Agreement.

(c) The Mortgages executed and delivered after the Closing Date pursuant to Section 5.11 shall be, effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable Lien on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of a person pursuant to Liens expressly permitted by Section 6.02 and Liens having priority by operation of law.

(d) After taking the actions specified for perfection therein, each Security Document (excluding the Foreign Pledge Agreements, the Guarantee and Collateral Agreement, the Holdings Guarantee and Pledge Agreement and the Mortgages, each of which is covered by another paragraph of this Section 3.17), when executed and delivered, will be effective under applicable law to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral subject thereto (to the extent intended to be created thereby), and will constitute a fully perfected Lien on and security interest in all right, title and interest of the Loan Parties in the Collateral subject thereto (to extent required thereby), prior and superior to the rights of any other person, except for rights secured by Liens expressly permitted by Section 6.02 and Liens having priority by operation of law.

(e) Notwithstanding anything herein (including this Section 3.17) or in any other Loan Document to the contrary, other than to the extent set forth in the applicable Foreign Pledge Agreements, none of the Borrower or any other Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law.

SECTION 3.18. Location of Real Property. Schedule 3.18 lists completely and correctly as of the Restatement Effective Date all material real property owned by Holdings, the Borrower and the Subsidiary Loan Parties and the addresses thereof. As of the Restatement Effective Date, Holdings, the Borrower and the Subsidiary Loan Parties own in fee all the real property set forth as being owned by them on such Schedule 3.18.

SECTION 3.19. Solvency. (a) Immediately after giving effect to the Restatement Transactions on the Restatement Effective Date, (i) the sum of the assets of the Borrower (individually) and Holdings, the Borrower and the Subsidiaries on a consolidated basis, both at a fair valuation and at present fair salable value, exceeds the liabilities, including contingent, subordinated, unmatured, unliquidated, and disputed liabilities of the Borrower (individually) and Holdings, the Borrower and the Subsidiaries on a consolidated basis, respectively; (ii) the Borrower (individually) and Holdings, the Borrower and the Subsidiaries on a consolidated basis, respectively, have sufficient capital with which to conduct their business; and (iii) the Borrower (individually) and Holdings, the Borrower and the Subsidiaries on a consolidated basis have not incurred debts beyond their ability to pay such debts as they mature. For purposes of this definition, “debt” means any liability on a claim, and “claim” means (i) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) a right to an equitable remedy for breach of performance to the extent such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

(a) Neither of Holdings or the Borrower intends to, or believes that it or any Subsidiary Loan Party will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary Loan Party and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary Loan Party.

SECTION 3.20. Labor Matters. Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against Holdings, the Borrower or any of the Subsidiaries; (b) the hours worked and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; (c) all payments due from Holdings, the Borrower or any of the Subsidiaries or for which any claim may be made against Holdings, the Borrower or any of the Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary to the extent required by GAAP; and (d) Holdings, the Borrower and the Subsidiaries are in compliance with all applicable laws, agreements, policies, plans and programs relating to employment and employment practices. Except as set forth on Schedule 3.20, consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any of the Subsidiaries (or any predecessor) is a party or by which Holdings, the Borrower or any of the Subsidiaries (or any predecessor) is bound.

SECTION 3.21. Insurance. Schedule 3.21 sets forth a true, complete and correct description of all material insurance maintained by or on behalf of Holdings, the Borrower or the Subsidiaries as of the Restatement Effective Date. As of such date, such insurance is in full force and effect. Such insurance complies with the requirements of this Agreement and the other Loan Documents and the Borrower believes that the insurance maintained by or on behalf of Holdings, the Borrower and the Subsidiaries is adequate.

SECTION 3.22. Senior Debt. The Obligations constitute “Senior Debt” (or the equivalent thereof) and “Designated Senior Debt” (or the equivalent thereof) under the Senior Subordinated Notes Indenture, the Extended Senior Subordinated Notes Indenture and the Affinion Investments Notes Indenture, including any Permitted Refinancing Indebtedness in respect of the Senior Subordinated Notes, the Extended Senior Subordinated Notes and the Affinion Investments Notes.

SECTION 3.23. No Violation. (a) None of Holdings, the Borrower or any Subsidiary is (a) a party to any agreement or instrument, or subject to any corporate restriction, that, individually or in the aggregate, has resulted, or could reasonably be expected to result, in a Material Adverse Effect or (b) is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which any of Holdings, the Borrower or any Subsidiary is a party that, individually or in the aggregate, has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

SECTION 3.24. Holdings Indebtedness. As of the Restatement Effective Date, and prior to giving effect to the Restatement Transactions, Holdings’ only Indebtedness is the Indebtedness set forth on Schedule 3.24.

ARTICLE IV

Conditions of Lending

The obligations of (a) the Lenders (including the Swingline Lender) to make Loans and (b) any Issuing Bank to issue, amend, extend or renew Letters of Credit or increase the stated amounts of Letters of Credit hereunder (each, a “Credit Event”) are subject to the satisfaction of the following conditions:

SECTION 4.01. All Credit Events. On the date of each Borrowing and on the date of each issuance, amendment, extension or renewal of a Letter of Credit:

(a) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.03 or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.05(b).

(b) The representations and warranties set forth in the Loan Documents that are qualified by materiality shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the date of such Borrowing or issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any (i) increase in the stated amount of such Letter of Credit or (ii) extension of the expiration of such Letter of Credit), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified by materiality shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, as of such earlier date).

(c) At the time of and immediately after such Borrowing or issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any (i) increase in the stated amount of such Letter of Credit or (ii) extension of the expiration of such Letter of Credit), as applicable, no Event of Default or Default shall have occurred and be continuing or would result therefrom.

Each Borrowing and each issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any (i) increase in the stated amount of such Letter of Credit or (ii) extension of the expiration of such Letter of Credit) shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing, issuance, amendment, extension or renewal as applicable, as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02. Restatement Effective Date. On the Restatement Effective Date:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Restatement Effective Date, a favorable written opinion of Akin Gump Strauss Hauer and Feld, LLP, special counsel for Holdings, the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, dated the Restatement Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, and addressed to each Issuing Bank on the Restatement Effective Date, the Administrative Agent and the Lenders, covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and each of Holdings, the Borrower and the other Loan Parties hereby instructs its counsel to deliver such opinions.

(c) All legal matters incident to this Agreement, the borrowings and extensions of credit hereunder and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent, to the Lenders and to each Issuing Bank on the Restatement Effective Date.

(d) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i) a copy of the certificate or articles of incorporation or formation, limited liability agreement, partnership agreement or other constituent or governing documents, including all amendments thereto, of each Loan Party, (a) if applicable in such jurisdiction, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official), and (b) otherwise,

(i) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (ii) otherwise in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party or other person duly authorized by the constituent documents of such Loan Party dated the Restatement Effective Date and certifying:

(A) that attached thereto is a true and complete copy of the by-laws (or limited liability company agreement, articles of association, partnership agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below;

(B) that attached thereto is a true and complete copy of resolutions (or equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Restatement Effective Date;

(C) that the certificate or articles of incorporation, by-laws, limited liability company agreement, articles of association, partnership agreement or other equivalent constituent and governing documents of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D) as to the incumbency and specimen signature of each officer or other duly authorized person executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party; and

(iii) a certification of another officer or other duly authorized person as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or other person duly authorized by such Loan Party executing the certificate pursuant to clause (ii) above.

(e) The elements of the Collateral and Guarantee Requirement required to be satisfied on the Restatement Effective Date shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby, and the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such filings (or similar documents) are permitted by Section 6.02 or have been released; provided that, to the extent that it is not practicable for the requirements of clause (iii) of clause (a) of the definition of “Collateral and Guarantee Requirement” to be satisfied on or prior to the Restatement Effective Date, then such requirements may be satisfied following the Restatement Effective Date in accordance with Section 5.11(h).

(f) On the Closing Date, after giving effect to the Restatement Transactions and the other transactions contemplated hereby, Holdings, the Borrower and the Subsidiaries shall have outstanding no Indebtedness or preferred Equity Interests other than (i) Indebtedness permitted pursuant to Section 6.01, (ii) in the case of Holdings, the Indebtedness under the Holdings Credit Agreement, and Guarantees of Indebtedness under the Loan Documents, and (iii) the Seller Preferred Equity of Holdings.

(g) The Joint Lead Arrangers shall have received a customary certificate in from a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that Holdings and its subsidiaries, on a consolidated basis after giving effect to the Restatement Transactions and the other transactions contemplated hereby, are solvent.

(h) The Agents shall have received all fees payable thereto or to any Lender on or prior to the Restatement Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP and U.S. and local and foreign counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(i) The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.02 of this Agreement.

Without limiting the generality of the provisions of the last paragraph of Section 8.03, for purposes of determining compliance with the conditions specified in this Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto.

ARTICLE V

Affirmative Covenants

Each of Holdings (solely with respect to Section 5.01(a) and Section 5.06) and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect (other than in respect of contingent indemnification obligations) and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Holdings (solely with respect to Section 5.01(a) and Section 5.06) and the Borrower will, and will cause each of the Material Subsidiaries to:

SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, (i) except as otherwise expressly permitted under Section 6.05, and (ii) except for the liquidation or dissolution of Subsidiaries if the assets of such Subsidiaries to the extent they exceed estimated liabilities are acquired by the Borrower or a Wholly Owned Subsidiary of the Borrower in such liquidation or dissolution; provided, that Subsidiaries that are Subsidiary Loan Parties may not be liquidated into Subsidiaries that are not Subsidiary Loan Parties unless such liquidation is otherwise permitted by Section 6.05(b).

(a) Do or cause to be done all things necessary to (i) obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, unless the failure to do so would not result, in each case, in a Material Adverse Effect, (ii) comply in all material respects with all material applicable laws, rules, regulations (including any zoning, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and judgments, writs, injunctions, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, and (iii) at all times maintain and preserve all material property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement).

SECTION 5.02. Insurance.

(a) Keep its insurable properties insured at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other reasonable insurance (including, to the extent consistent with past practices, self-insurance), of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses, taking into account the general degree to which such companies are leveraged, and maintain such other insurance as may be required by law or any other Loan Document.

(b) Cause all such property and property casualty insurance policies to be endorsed or otherwise amended to include appropriate loss payable endorsements, including, with respect to Mortgaged Properties, a “standard” or “New York” lender’s loss payable endorsement, in each case, in form and substance reasonably satisfactory to the Administrative Agent, which endorsement shall provide that, from and after the Restatement Effective Date, if the insurance carrier shall have received written notice from the Administrative Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or the other Loan Parties under such policies directly to the Administrative Agent; cause all such policies to provide that none of the Borrower, the Administrative Agent or any other party shall be a coinsurer thereunder and to contain a “Replacement Cost Endorsement,” without any deduction for depreciation, and such other provisions as the Administrative Agent may reasonably (in light of a Default or a material development in respect of the insured property) require from time to time to protect their interests; deliver original or certified copies of all such policies or a certificate of an insurance broker to the Administrative Agent; cause each such policy to provide that it shall not be canceled, lapsed (including for nonrenewal) or terminated upon less than 30 days’ prior written notice (or 10 days’ prior written notice in the case of any failure to pay any premium due thereunder) thereof by the insurer to the Administrative Agent; deliver to the Administrative Agent, prior to the cancellation, lapse (including for nonrenewal) or termination of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

(c) Notify the Administrative Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by Holdings, the Borrower or any of the Subsidiaries; and promptly deliver to the Administrative Agent a duplicate original copy of such policy or policies, or an insurance certificate with respect thereto.

(d) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i) none of the Administrative Agent, the Lenders, the Issuing Bank and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Lenders, any Issuing Bank or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then each of Holdings and the Borrower, on behalf of itself and behalf of each of its subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Lenders, any Issuing Bank and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent or the Lenders that such insurance is adequate for the purposes of the business of Holdings, the Borrower and the Subsidiaries or the protection of their properties.

SECTION 5.03. Taxes. Pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings, (b) Holdings, the Borrower or the affected Subsidiary, as applicable, shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto, and (c) the failure to make such payment and discharge could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):

(a) within 90 days (or, if applicable, such shorter period as the SEC shall specify for the filing of Annual Reports on Form 10-K or, if applicable, such longer period permitted under Rule 12b-25 under the Exchange Act) after the end of each fiscal year, (i) a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the Borrower and its subsidiaries as of the close of such fiscal year and the consolidated results of its operations during such year and, commencing with the fiscal year ending December 31, 2010, setting forth in comparative form the corresponding figures for the prior fiscal year, and (ii) management’s discussion and analysis of significant operational and financial developments during such fiscal year, which consolidated balance sheet and related statements of operations, cash flows and owners’ equity shall be audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Borrower and its subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by the Borrower of Annual Reports on Form 10-K of the Borrower and its consolidated subsidiaries shall satisfy the requirements of this Section 5.04(a) to the extent such Annual Reports include the information specified herein);

(b) within 45 days (or, if applicable, such shorter period as the SEC shall specify for the filing of Quarterly Reports on Form 10-Q or, if applicable, such longer period permitted under Rule 12b-25 under the Exchange Act) after the end of each of the first three fiscal quarters of each fiscal year, commencing with the fiscal quarter ending March 31, 2010 (it being agreed that such deliverables shall be furnished no later than the date such requirements are complied with under the Senior Notes Indenture), (i) a consolidated balance sheet and related statements of operations and cash flows showing the financial position of the Borrower and its subsidiaries as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, and (ii) management’s discussion and analysis of significant operational and financial developments during such quarterly period, all of which shall be in reasonable detail and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Responsible Officer of the Borrower on behalf of the Borrower as fairly presenting, in all material respects, the financial position and results of operations of the Borrower and its subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes (it being understood that the delivery by the Borrower of Quarterly Reports on Form 10-Q of the Borrower and its consolidated subsidiaries shall satisfy the requirements of this Section 5.04(b) to the extent such Quarterly Reports include the information specified herein);

(c) (i) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Responsible Officer of the Borrower (A) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (B) setting forth computations in reasonable detail demonstrating compliance with the covenants contained in Sections 6.10 and 6.11, and (C) setting forth the calculation and uses of Available Free Cash Flow Amount for the fiscal period then ended if the Borrower shall have used the Available Free Cash Flow Amount for any purpose during such fiscal period, and (ii) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm opining on or certifying such statements stating whether they obtained knowledge during the course of their examination of such statements of any Default or Event of Default (which certificate may be limited to accounting matters and disclaims responsibility for legal interpretations);

(d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other reports and statements filed by Holdings, the Borrower or any of its subsidiaries with the SEC, or after an initial public offering, distributed to its stockholders generally, as applicable; provided, however, that such reports, proxy statements, filings and other materials required to be delivered pursuant to this clause (d) shall be deemed delivered for purposes of this Agreement when posted to the website of the Borrower or any website operated by the SEC containing “EDGAR” database information;

(e) if, as a result of any change in accounting principles and policies from those applied in the preparation of the financial statements referred to in Section 3.05(a)(ii) for the fiscal year ended December 31, 2009, the consolidated financial statements of the Borrower and its subsidiaries delivered pursuant to paragraph (a) above will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such clauses had no such change in accounting principles and policies been made, then, together with the first delivery of financial statements pursuant to paragraph (a) above following such change, a schedule prepared by a Responsible Officer on behalf of the Borrower reconciling such changes to what the financial statements would have been without such changes;

(f) within 90 days after the beginning of each fiscal year, a detailed consolidated quarterly budget for such fiscal year and, as soon as available, significant revisions, if any, of such budget and quarterly projections with respect to such fiscal year, including a description of underlying assumptions with respect thereto (collectively, the “Budget”);

(g) upon the reasonable request of the Administrative Agent, an updated Perfection Certificate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to this paragraph (g) or Section 5.11(f);

(h) promptly, a copy of all reports submitted to the Board of Directors (or any committee thereof) of any of Holdings, the Borrower or any Subsidiary in connection with any material interim or special audit made by independent accountants of the books of Holdings, the Borrower or any Subsidiary;

(i) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any of its subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender); and

(j) promptly upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) filed with the Internal Revenue Service with respect to a Plan; (ii) the most recent actuarial valuation report for any Plan; (iii) all notices received from a Multiemployer Plan sponsor, a plan administrator or any governmental agency, or provided to any Multiemployer Plan by Holdings, the Borrower, a Subsidiary or any ERISA Affiliate, concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan or Multiemployer Plan as the Administrative Agent shall reasonably request.

SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent written notice of the following promptly after any Responsible Officer of Holdings or the Borrower obtains actual knowledge thereof:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against Holdings, the Borrower or any of its subsidiaries as to which an adverse determination is reasonably probable and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(c) any other development specific to Holdings, the Borrower or any of its subsidiaries that is not a matter of general public knowledge and that has had, or could reasonably be expected to have, a Material Adverse Effect; and

(d) the development of any ERISA Event that, together with all other ERISA Events that have developed or occurred, could reasonably be expected to have a Material Adverse Effect.

SECTION 5.06. Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided, that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.10, or to laws related to Taxes, which are the subject of Section 5.03.

SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of Holdings, the Borrower or any of the Subsidiaries at reasonable times, upon reasonable prior notice to Holdings or the Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to Holdings or the Borrower to discuss the affairs, finances and condition of Holdings, the Borrower or any of the Subsidiaries with the officers thereof and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract).

SECTION 5.08. Payment of Obligations. Pay its material Indebtedness and other material obligations, including material Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (c) the failure to make such payment could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.09. Use of Proceeds. Use the proceeds of the Loans and the Letters of Credit only as contemplated in Section 3.12.

SECTION 5.10. Compliance with Environmental Laws. Comply with all Environmental Laws applicable to its operations and properties; and comply with and obtain and renew all material permits, licenses and other approvals required pursuant to Environmental Law for its operations and properties, except, in each case with respect to this Section 5.10, to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.11. Further Assurances; Additional Security.

(a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents and recordings of Liens in stock registries), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties, and provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b) If any asset (including any real property (other than real property covered by Section 5.11(c) below) or improvements thereto or any interest therein) that has an individual Fair Market Value in an amount, or if purchase price therefor is, greater than $2,500,000 is acquired by Holdings, the Borrower or any other Loan Party after the Restatement Effective Date or owned by an entity at the time it becomes a Subsidiary Loan Party (in each case other than assets constituting Collateral under a Security Document that become subject to the Lien of such Security Document upon acquisition thereof and other than assets that (i) are subject to secured financing arrangements containing restrictions permitted by Section 6.09(c) pursuant to which a Lien on such assets securing the Obligations is not permitted or (ii) are not required to become subject to the Liens of the Administrative Agent pursuant to Section 5.11(g) or the Security Documents), cause such asset to be subjected to a Lien securing the Obligations pursuant to appropriate Security Documents and take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 5.11, all at the expense of the Loan Parties, subject to paragraph (g) below.

(c) Promptly notify the Administrative Agent of the acquisition of, and, upon the written request of the Administrative Agent, grant and cause each of the Subsidiary Loan Parties to grant to the Administrative Agent security interests and mortgages in, such real property of the Borrower or any such Subsidiary Loan Parties as are not covered by the original

Mortgages (other than assets that (i) are subject to permitted secured financing arrangements containing restrictions permitted by Section 6.09(c), pursuant to which a Lien on such assets securing the Obligations is not permitted or (ii) are not required to become subject to the Liens of the Administrative Agent pursuant to Section 5.11(g) or the Security Documents), to the extent acquired after the Restatement Effective Date and having a value or purchase price at the time of acquisition in excess of $2,500,000 pursuant to documentation in such form as is reasonably satisfactory to the Administrative Agent (each, an “Additional Mortgage”) and constituting valid and enforceable perfected Liens superior to and prior to the rights of all third persons subject to no other Liens except as are permitted by Section 6.02 or arising by operation of law, at the time of perfection thereof, record or file, and cause each such Subsidiary to record or file, the Additional Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Additional Mortgages and pay, and cause each such Subsidiary to pay, in full, all Taxes, fees and other charges payable in connection therewith, in each case subject to paragraph (g) below. With respect to each such Additional Mortgage, the Borrower shall deliver, or cause the applicable Subsidiary Loan Party to deliver, to the Administrative Agent contemporaneously therewith a title insurance policy or policies or marked up unconditional binder of title insurance, paid for by the Borrower or the applicable Loan Party, issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02 and Liens arising by operation of law, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request and a survey if reasonably available with respect to property outside the United States.

(d) In connection with (i) the formation or acquisition of any direct or indirect Domestic Subsidiary of Holdings or the Borrower or any direct Foreign Subsidiary of any Loan Party or (ii) any existing direct or indirect subsidiary of Holdings or the Borrower becoming a Subsidiary Loan Party, within ten Business Days after the date of such formation, acquisition or Subsidiary becoming a Subsidiary Loan Party, notify the Administrative Agent and the Lenders thereof and, within 20 Business Days after such date or such longer period as the Administrative Agent shall agree, cause the Collateral and Guarantee Requirement to be satisfied with respect to such subsidiary and with respect to any Equity Interest in or Indebtedness of such subsidiary owned by or on behalf of any Loan Party, subject to Section 5.11(g).

(e) If any newly formed or acquired or any existing subsidiary of Holdings or the Borrower becomes a “first tier” Foreign Subsidiary that is a Material Subsidiary of any Loan Party, within ten Business Days after the date such subsidiary becomes such a “first tier” Foreign Subsidiary, notify the Administrative Agent and the Lenders thereof and, within 20 Business Days after such date or such longer period as the Administrative Agent shall agree (or such later date as may be the first practicable date because of delays caused by foreign legal requirements, despite diligent efforts on the part of the Loan Parties), cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interest in such subsidiary owned by or on behalf of any Loan Party, subject to Section 5.11(g).

(f) (i) Furnish to the Administrative Agent prompt written notice of any change (A) in any Loan Party’s corporate or organization name, (B) in any Loan Party’s identity or organizational structure or (C) in any Loan Party’s organizational identification number; provided, that the Borrower shall not effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the applicable Secured Parties (to the extent intended to be created by the Security Documents) and (ii) promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(g) The Collateral and Guarantee Requirement and the other provisions of this Section 5.11 need not be satisfied with respect to (i) any real property held by the Borrower or any of the Subsidiaries as a lessee under a lease, (ii) any Equity Interests acquired after the Restatement Effective Date in accordance with this Agreement if, and to the extent that, and for so long as (A) such Equity Interests constitute less 100% of all applicable Equity Interests of such person and the persons holding the remainder of such Equity Interests are not Affiliates, (B) doing so would violate or require a consent (that could not be readily obtained without undue burden on the Loan Parties) under applicable law or regulations or a contractual obligation binding on such Equity Interests, including with regard to any Insurance Subsidiary and any future Banking Subsidiary and (C) such law or obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests, (iii) any assets acquired after the Restatement Effective Date, to the extent that, and for so long as, taking such actions would violate a contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets acquired with Indebtedness permitted pursuant to Section 6.01(i) that is secured by a Lien permitted pursuant to Section 6.02(i) or (j), (iv) any Unrestricted Subsidiary and (v) any Subsidiary or asset with respect to which the Administrative Agent determines that the cost of the satisfaction of the Collateral and Guarantee Requirement or the provisions of this Section 5.11 with respect thereto exceeds the value of the security afforded thereby; provided, that, upon the reasonable request of the Administrative Agent, Holdings and the Borrower shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (ii) and (iii) above.

(h) In the event that any requirement set forth in Section 4.02(e) (as it pertains to clause(a)(iii) of the definition of “Collateral and Guarantee Requirement”) has not been satisfied in full on or prior to the Restatement Effective Date, cause such requirement to be satisfied as promptly as practicable after the Restatement Effective Date and, in any event, cause all such requirements to be satisfied not later than five Business Days following the Restatement Effective Date (or such later date, as the Administrative Agent may agree, in its sole discretion, because of delays despite diligent efforts).

SECTION 5.12. Fiscal Year; Accounting. In the case of the Borrower, cause its fiscal year to end on December 31.

SECTION 5.13. Rating. In the case of the Borrower, use commercially reasonable efforts to maintain ratings from each of Moody’s and S&P for the Term Loans.

SECTION 5.14. Lender Meetings. In the case of the Borrower, upon the request of the Administrative Agent, (a) participate in a meeting of the Administrative Agent and the Lenders once during each fiscal year to be held at such time and location as may be agreed upon by the Borrower and the Administrative Agent, and (b) to the extent that the Borrower has not already participated in or scheduled a similar conference call for such quarter in connection with the delivery of its financial statements under the Senior Notes, the Senior Subordinated Notes, the Extended Senior Subordinated Notes and/or the Affinion Investments Notes, participate in a telephonic conference call with the Administrative Agent and the Lenders quarterly at such time as may be agreed upon by the Borrower and the Administrative Agent.

SECTION 5.15. Compliance with Material Contracts. Perform and observe all of the terms and conditions of each material agreement to be performed or observed by it, maintain each such material agreement in full force and effect, enforce each such material agreement in accordance with its terms, except where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

ARTICLE VI

Negative Covenants

Each of Holdings (solely with respect to Sections 6.08(b) and 6.09) and the Borrower covenants and agrees with each Lender that, on and after the Restatement Effective Date, so long as this Agreement shall remain in effect (other than in respect of contingent indemnification obligations) and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, Holdings will not (solely with respect to Sections 6.08(b) and 6.09) and the Borrower will not, and will not cause or permit any of the Material Subsidiaries to:

SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness (other than intercompany Indebtedness) of the Subsidiaries existing, or incurred pursuant to facilities existing, on the Restatement Effective Date and set forth on Schedule 6.01 and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness or, without duplication, replacements of such facilities that would constitute Permitted Refinancing Indebtedness with respect to such facilities if all Indebtedness available to be incurred thereunder were outstanding on the date of such replacement;

(b) Indebtedness created hereunder and under the other Loan Documents;

(c) Indebtedness of the Borrower and the Subsidiaries pursuant to Swap Agreements permitted by Section 6.12;

(d) Indebtedness of the Borrower and the Subsidiaries owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Subsidiary, pursuant to reimbursement or indemnification obligations to such person, in each case, provided in the ordinary course of business; provided, that upon the incurrence of Indebtedness with respect to reimbursement obligations regarding workers’ compensation claims, such obligations are reimbursed not later than 30 days following such incurrence;

(e) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; provided, that (i) Indebtedness of any Subsidiary that is not a Subsidiary Loan Party owing to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.04(b), and (ii) Indebtedness of the Borrower to any Subsidiary and Indebtedness of any other Loan Party to any Subsidiary that is not a Subsidiary Loan Party shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(f) Indebtedness of the Borrower and the Subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case, reasonably required in the conduct of the business (giving effect to any growth or expansion of such business permitted hereunder), including those incurred to secure health, safety, insurance and environmental obligations of the Borrower and its Subsidiaries as conducted in accordance with good and prudent business industry practice and otherwise as permitted by the Loan Documents;

(g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided, that (i) such Indebtedness (other than credit or purchase cards) is extinguished within 10 Business Days of notification to the Borrower of its incurrence and (ii) such Indebtedness in respect of credit or purchase cards is extinguished within 60 days from its incurrence;

(h) (i) Indebtedness of a Subsidiary acquired after the Restatement Effective Date or a person merged into or consolidated with the Borrower or any Subsidiary after the Restatement Effective Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness, in each case, exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement, and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness; provided, that the aggregate principal amount of such Indebtedness at the time of, and after giving effect to, such acquisition, merger or consolidation, such assumption or such incurrence, as applicable (together with Indebtedness outstanding pursuant to this paragraph (h) or paragraph (i) of this Section 6.01 and the Remaining Present Value of outstanding leases permitted under Section 6.03), would not exceed $115,000,000 in the aggregate;

(i) (i) Capital Lease Obligations, mortgage financings and purchase money Indebtedness incurred by the Borrower or any Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the respective asset permitted under this Agreement in order to finance such acquisition or improvement, (ii) any Permitted Refinancing Indebtedness in respect thereof, and (iii) Capital Lease Obligations incurred by the Borrower or any Subsidiary in respect of any Sale and Lease-Back Transaction that is permitted under Section 6.03, collectively, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof (together with Indebtedness outstanding pursuant to paragraph (h) of this Section 6.01 or this paragraph (i) and the Remaining Present Value of leases permitted under Section 6.03) would not exceed $115,000,000 in the aggregate;

(j) Indebtedness in respect of (i) the Senior Notes outstanding on the Restatement Effective Date, (ii) the Senior Subordinated Notes outstanding on the Amendment No. 3 Effective Date, (iii) the Affinion Investments Notes outstanding on the Amendment No. 3 Effective Date, (iv) the Extended Senior Subordinated Notes outstanding on the Amendment No. 3 Effective Date and (v) any Permitted Refinancing Indebtedness incurred to Refinance such Senior Notes, Senior Subordinated Notes, Extended Senior Subordinated Notes or Affinion Investments Notes;

(k) other Indebtedness of the Borrower or any Subsidiary, in an aggregate principal amount at any time outstanding pursuant to this paragraph (k) not in excess of $110,000,000;

(l) Guarantees by the Borrower or any Subsidiary of any Indebtedness of the Borrower or any Subsidiary expressly permitted to be incurred under this Agreement; provided, that, notwithstanding anything to the contrary in this Section 6.01, (i) the Borrower and the Subsidiary Loan Parties shall not Guarantee the Indebtedness of any Subsidiary that is not a Subsidiary Loan Party unless such Guarantee is permitted under Section 6.04, (ii) any Guarantees by the Borrower or any Subsidiary Loan Party under this Section 6.01(m) of any other Indebtedness of a person that is subordinated to other Indebtedness of such person shall be expressly subordinated to the Obligations on terms not less favorable to the Lenders than the subordination terms of such other Indebtedness, (iii) no Subsidiary shall Guarantee the Senior Notes, the Senior Subordinated Notes, the Extended Senior Subordinated Notes or the Affinion Investments Notes unless such Subsidiary is also a Subsidiary Loan Party in compliance with the Collateral and Guarantee Requirement, (iv) neither Affinion Investments nor Affinion Investments II shall Guarantee the Senior Notes or any other obligations under the Senior Notes Documents (or any Permitted Refinancing in respect thereof) and (v) no Subsidiary (other than Affinion Investments II) shall Guarantee the Affinion Investment Notes Documents;

(m) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than Guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition, in each case, to the extent such obligation or transaction is permitted by this Agreement;

(n) reimbursement and similar obligations of Subsidiaries in respect of letters of credit or bank guarantees (other than Letters of Credit issued pursuant to Section 2.05) having an aggregate face amount not in excess of $12,000,000;

(o) Indebtedness of the Borrower and the Subsidiaries supported by a Letter of Credit, in a principal amount not in excess of the stated amount of such Letter of Credit;

(p) Indebtedness consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(q) to the extent constituting Indebtedness, all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01;

(r) Indebtedness of the Borrower and the Subsidiaries incurred under lines of credit or overdraft facilities extended by one or more financial institutions reasonably acceptable to the Administrative Agent or by Lenders and, in each case, established for the Borrower’s and such Subsidiaries’ ordinary course of operations (such Indebtedness, the “Overdraft Line”), which Indebtedness may be secured as, but only to the extent, provided in Section 6.02(b) and in the Security Documents (it being understood, however, that for a period of 90 consecutive days during each fiscal year of the Borrower the outstanding principal amount of Indebtedness under the Overdraft Line shall not exceed $30,000,000);

(s) deposits raised by any Material Subsidiary that is subject to state and/or federal banking regulations that constitute Indebtedness owing to such depositor and any discounts or borrowing by such Material Subsidiary;

(t) up to $50,000,000 in aggregate principal amount of Indebtedness of Foreign Subsidiaries that are not Loan Parties at any time outstanding; provided, that to the extent that the terms of such Indebtedness are permitted hereunder, any increase in the amount of such Indebtedness as a result of capitalized or paid-in-kind interest or accreted principal on such Indebtedness pursuant to such terms shall not constitute a further issuance or incurrence of Indebtedness for purposes of this Section 6.01(t);

(u) Indebtedness consisting of earn-outs and obligations of the Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such person in connection with Permitted Business Acquisitions or any other Investment permitted hereunder;

(v) Indebtedness incurred by the Borrower or any of its Subsidiaries to fund losses, damages, liabilities, claims, costs and expenses (including attorney’s fees, interest, penalties, judgments and settlements, collectively, “Losses”), by reason of any litigation disclosed in this Agreement (including the schedules hereto) or the Offering Circular, including the financial statements included therein, or relating to the same facts and circumstances as disclosed; provided, that, as certified in an Officer’s Certificate executed by a Responsible Officer of the Borrower (i) the Borrower has provided to Cendant a notice in respect of such losses and has a reasonable good faith belief that it its entitled to be indemnified by Cendant pursuant to the Purchase Agreement in respect of such losses and (ii) the Indebtedness incurred pursuant to this clause (v) is in an amount equal to or less than the amount of the losses for which indemnification is claimed; provided, further, that (i) after 30 days of the Borrower receiving funds in satisfaction of such indemnity or (ii) if Cendant gives written notice to the Borrower or any Subsidiary Loan Party that it disputes the Borrower’s entitlement to such indemnity with respect to such losses and (A) such dispute is not challenged by the Borrower within 30 days of receipt of such notice or (B) there is a final judgment of a court of competent jurisdiction confirming that the Borrower is not entitled to such indemnity, which judgment is not discharged, waived or stayed for a period of 60 days, any amounts incurred pursuant to this clause (v) in respect of such indemnity that remain outstanding shall no longer be permitted under this clause (v) and shall be deemed to be incurred on such date;

(w) Indebtedness consisting of an unsecured corporate purchase card program in an aggregate amount at any time outstanding pursuant to this paragraph (w) not in excess of $45,000,000; and

(x) (i) other Indebtedness incurred by the Borrower or any Subsidiary Loan Party so long as (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) immediately after giving effect to the issuance, incurrence or assumption of such Indebtedness, on a Pro Forma Basis, (x) the Consolidated Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not exceed 5.00 to 1.00, and (y) the Interest Coverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not be less than 2.00 to 1.00, and (ii) Permitted Refinancing Indebtedness in respect thereof.

SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including the Borrower or any Subsidiary of the Borrower) at the time owned by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the Subsidiaries existing on the Restatement Effective Date and set forth on Schedule 6.02(a); provided, that (i) such Liens shall secure only those obligations that they secure on the Restatement Effective Date (and Permitted Refinancing Indebtedness in respect thereof permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of the Borrower or any Subsidiary and (ii) in the case of a Lien securing Permitted Refinancing Indebtedness, any such Lien is permitted, subject to compliance with clause (e) of the definition of the term “Permitted Refinancing Indebtedness”;

(b) any Lien created under the Loan Documents, the Overdraft Line or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage; provided, however, in no event shall the holders of the Indebtedness under the Overdraft Line have the right to receive proceeds in respect of a claim in excess of $30,000,000 in the aggregate, together with (i) any accrued and unpaid interest in respect of Indebtedness under the Overdraft Line and (ii) any accrued and unpaid fees and expenses owing by the Subsidiaries under the Overdraft Line from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents;

(c) any Lien on any property or asset of the Borrower or any Subsidiary (i) securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(h) or (ii) acquired after the Restatement Effective Date in a transaction permitted by this Agreement; provided, that such Lien (A) does not apply to any other property or assets of Holdings, the Borrower or any of the Subsidiaries not securing such Indebtedness or other obligations owing to the same financier as the financier of such Indebtedness or other obligations or to any person to which such financier has assigned such Indebtedness or other obligations, at the date of the acquisition of such property or asset (other than after acquired property subjected to a Lien securing Indebtedness incurred prior to such date and which Indebtedness is permitted hereunder, such Indebtedness owing to the same financier as the financier of such Indebtedness at the date of the acquisition, that require a pledge of after acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (B) such Lien is not created in contemplation of or in connection with such acquisition, (C) in the case of a Lien securing Permitted Refinancing Indebtedness, any such Lien is permitted, subject to compliance with clause (e) of the definition of the term “Permitted Refinancing Indebtedness” and (D) in the case of clause (ii) of this Section 6.02(c), (x) after giving effect to any such Lien and the incurrence of Indebtedness, if any, secured by such Lien is created, incurred, acquired or assumed (or any prior Indebtedness becomes so secured) on a Pro Forma Basis, the Senior Secured Leverage Ratio, calculated as of the last day of the most recently ended and Reported fiscal quarter, shall be less than or equal to 2.75 to 1.00, (y) at the time of the incurrence of such Lien and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (z) the Indebtedness or other obligations secured by such Lien are otherwise permitted by this Agreement;

(d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 5.03;

(e) landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, Holdings, the Borrower or any Subsidiary shall have set aside on its books reserves in accordance with GAAP;

(f) (i) deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Holdings, the Borrower or any Subsidiary;

(g) deposits and other Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with public utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof) incurred by Holdings, the Borrower or any Subsidiary in the ordinary course of business, including those incurred to secure health, safety, insurance and environmental obligations in the ordinary course of business;

(h) zoning restrictions, survey exceptions, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, special assessments, rights-of-way, restrictions on or agreements dealing with the use of real property, servicing agreements, development agreements, site plan agreements and other similar encumbrances incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Subsidiary;

(i) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary (including the interests of vendors and lessors under conditional sale and title retention agreements); provided, that (i) such security interests secure Indebtedness permitted by Section 6.01(i) (including any Permitted Refinancing Indebtedness in respect thereof), (ii) such security interests are incurred, and the

Indebtedness secured thereby is created, within 270 days after such acquisition, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition or construction, including transaction costs incurred by the Borrower or any Subsidiary in connection with such acquisition, and (iv) such security interests do not apply to any other property or assets of Holdings, the Borrower or any Subsidiary (other than to accessions to such equipment or other property or improvements but not to other parts of the property to which any such improvements are made); provided, further, that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender; provided, further, that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender; provided, still further, that such security interest shall not be required to secure Indebtedness under Section 6.01(i), if (A) after giving effect to any such Lien and the incurrence of Indebtedness secured by such Lien is created, incurred, acquired or assumed (or any prior Indebtedness becomes so secured) on a Pro Forma Basis, the Senior Secured Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall be less than or equal to 3.00 to 1.00 (ii) at the time of the incurrence of such Lien and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (iii) the Indebtedness or other obligations secured by such Lien are otherwise permitted by this Agreement;

(j) Liens arising out of capitalized lease transactions permitted under Section 6.03, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property;

(k) Liens securing judgments that do not constitute an Event of Default under Section 7.01(j); provided, that such Liens, to the extent that they secure aggregate amounts of more than $40,000,000, shall be discharged within 60 days of the creation thereof;

(l) other Liens with respect to property or assets of the Borrower or any Subsidiary not constituting, or required to constitute, Collateral for the Obligations; provided that (i) after giving effect to any such Lien and the incurrence of Indebtedness, if any, secured by such Lien is created, incurred, acquired or assumed (or any prior Indebtedness becomes so secured) on a Pro Forma Basis, the Senior Secured Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall be less than or equal to 3.00 to 1.00 (ii) at the time of the incurrence of such Lien and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (iii) the Indebtedness or other obligations secured by such Lien are otherwise permitted by this Agreement;

(m) Liens disclosed by the title insurance policies delivered on or subsequent to the Restatement Effective Date and pursuant to Section 5.11 and any replacement, extension or renewal of any such Lien; provided, that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided, further, that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;

(n) any interest or title of a lessor under any leases or subleases entered into by the Borrower or any Subsidiary in the ordinary course of business;

(o) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary in the ordinary course of business;

(p) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(q) Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01(f), (k) or (n) and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

(r) licenses of intellectual property and software that are not material to the conduct of any of the business lines of the Borrower and the Subsidiaries and the value of which does not constitute a material portion of the assets of the Borrower and its Subsidiaries, taken as a whole, and such license does not materially interfere with the ordinary course of conduct of the business of the Borrower or any of its Subsidiaries;

(s) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(t) Liens on the assets of a Foreign Subsidiary that is not a Loan Party that secure Indebtedness of such Foreign Subsidiary that is permitted to be incurred under Section 6.01;

(u) Liens solely on any cash earnest money deposits made by the Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder with respect to any acquisition that would constitute an Investment permitted by this Agreement;

(v) Liens arising out of consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(w) Liens in favor of the Borrower or any Subsidiary Loan Party;

(x) Liens arising from precautionary Uniform Commercial Code financing statements or consignments entered into in connection with any transaction otherwise permitted under this Agreement;

(y) Liens of franchisors in the ordinary course of business not securing Indebtedness;

(z) Liens on not more than $12,000,000 of deposits securing Swap Agreements permitted to be incurred under Section 6.12;

(aa) Liens securing insurance premium financing arrangements; provided, that such Liens are limited to the applicable unearned insurance premiums;

(bb) Liens incurred to secure cash management services in the ordinary course of business; provided, that such Liens are not incurred in connection with, and do not secure, any borrowings or Indebtedness;

(cc) deposits or other Liens with respect to property or assets of the Borrower or any Subsidiary; provided, that such property and assets shall have an aggregate fair market value (valued at the time of creation of the Liens) of not more than $18,000,000 at any time; and

(dd) leases and subleases not constituting Capital Lease Obligations of real property not material to the conduct of any business line of the Borrower and its Subsidiaries granted to others in the ordinary course of business that do not materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries.

Notwithstanding the foregoing, (i) no Liens shall be permitted to exist, directly or indirectly, on (a) Pledged Collateral and (b) any Indebtedness of the Borrower or any Subsidiary to the Borrower or a Domestic Subsidiary (unless such Indebtedness shall have become subject to a first priority Lien securing the Obligations), other than Liens in favor of the Administrative Agent for the benefit of the Secured Parties and Liens permitted by Section 6.02(d) or (p), and (ii) no Liens over any deposit account of the Borrower or any Subsidiary Loan Party not in favor of the Administrative Agent for the benefit of the Secured Parties other than Liens permitted by Sections 6.02(b), (d), (f), (g), (k), (o)(i), (o)(ii), (p) or (bb) shall be perfected.

SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Lease-Back Transaction”); provided, that (a) a Sale and Lease-Back Transaction shall be permitted with respect to property (i) owned by the Borrower or any Domestic Subsidiary that is acquired after the Restatement Effective Date so long as such Sale and Lease-Back Transaction is consummated within 270 days of the acquisition of such property, or (ii) owned by any Foreign Subsidiary that is not a Loan Party regardless of when such property was acquired, and (b) at the time the lease in connection therewith is entered into, and after giving effect to the entering into of such lease, the Remaining Present Value of such lease (together with Indebtedness outstanding pursuant to paragraphs (h) and (i) of Section 6.01 and the Remaining Present Value of outstanding leases previously entered into under this Section 6.03) would not exceed $115,000,000 in the aggregate.

SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire (including pursuant to any merger with a person that is not a Wholly Owned Subsidiary immediately prior to such merger) any Equity Interests, Indebtedness or other securities of, make or permit to exist any loans or advances to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest in (each, an “Investment”), in any other person, except:

(a) Investments by Holdings in the Equity Interests of the Borrower at any time, which Equity Interests will constitute Pledged Collateral;

(b) (i) Investments by (x) the Borrower or the Subsidiaries in other Subsidiaries and Unrestricted Subsidiaries effective as of the Restatement Effective Date as set forth on Schedule 6.04 and (y) the Borrower in Affinion Developments, LLC

outstanding on the Amendment No. 3 Effective Date;2 (ii) Investments by the Borrower or any Subsidiary Loan Party in the Borrower or any Subsidiary Loan Party; (iii) Investments by any Foreign Subsidiary that is not a Subsidiary Loan Party in any Foreign Subsidiary that is not a Subsidiary Loan Party; and (iv) Investments by the Borrower or any Subsidiary Loan Party in any Subsidiary not otherwise permitted in clause (ii) above or in any Similar Business in an aggregate amount for all such Investments made or deemed made pursuant to this Section 6.04(b)(iv) not to exceed (A) the greater of (x) $115,000,000 and (y) 5% of Consolidated Total Assets plus (B) an amount not to exceed the Available Free Cash Flow Amount on the date of such Investment as elected by the Borrower to be applied to this Section 6.04(b)(iv)(B), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of Available Free Cash Flow Amount immediately prior to such election and the amount thereof elected to be so applied; provided, that intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations shall not be included in calculating the limitation in this Section 6.04(b) at any time;

(c) Permitted Investments and Investments that were Permitted Investments when made;

(d) Investments arising out of the receipt by the Borrower or any Subsidiary of noncash consideration for the sale of assets permitted under Section 6.05;

(e) (i) loans and advances to employees of Holdings, the Borrower or any Subsidiary in the ordinary course of business not to exceed $20,000,000 in the aggregate at any time outstanding (calculated without regard to write-downs or write-offs thereof) and (ii) advances of payroll payments and expenses to employees in the ordinary course of business;

(f) (i) accounts receivable arising, and trade credit granted, in the ordinary course of business, (ii) any securities received in satisfaction or partial satisfaction of defaulted accounts receivable from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and (iii) any prepayments and other credits to suppliers made in the ordinary course of business;

(g) Swap Agreements permitted pursuant to Section 6.12;

(h) Investments existing on the Restatement Effective Date and set forth on Schedule 6.04;

(i) Investments resulting from pledges and deposits referred to in Sections 6.02(f), (g), (k), (s) and (u);

(j) additional Investments by the Borrower or any of its Subsidiaries having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this Section 6.04(j) that are at that time outstanding (after giving effect to the sale of Investments made pursuant to this Section 6.04(j) to the extent the proceeds of such sale received by the Borrower and its Subsidiaries consists of cash and Permitted Investments), not to exceed the greater of (x) $130,000,000 and (y) 5% of Consolidated Total Assets of the Borrower at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

[2]	New Unrestricted Subsidiary (Affinion Developments, LLC) to be formed to hold small investment that is currently in Affinion Investments, LLC. That initial investment was already in existence on the Restatement Effective Date, so was scheduled on Schedule 6.04.

(k) Investments constituting Permitted Business Acquisitions;

(l) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other persons;

(m) intercompany loans and other Investments between Foreign Subsidiaries that are not Loan Parties;

(n) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property in each case in the ordinary course of business;

(o) (i) the Acquisition and (ii) (x) Investments made by the Borrower or any of its Subsidiaries on the Amendment No. 3 Effective Date in the form of contributions of Equity Interests of various Subsidiaries of the Borrower as contemplated by the Permitted Exchange Transactions and (y) Investments made by the Borrower in Affinion Investments and Affinion Investments II on the Amendment No. 3 Effective Date to pay fees and expenses incurred by Affinion Investments and Affinion Investments II in connection with the consummation of the Permitted Exchange Transactions;

(p) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by the Borrower as a result of a foreclosure by the Borrower or any of the Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default;

(q) Investments of a Subsidiary acquired after the Restatement Effective Date or of a person merged into or consolidated with a Subsidiary in accordance with Section 6.05 after the Restatement Effective Date to the extent that (i) such acquisition, merger or consolidation is permitted under this Section 6.04, (ii) such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation, and (iii) such Investments were in existence on the date of such acquisition, merger or consolidation; and

(r) Investments received substantially contemporaneously in exchange for Equity Interests of Holdings; provided, that (i) no Change of Control would result therefrom, and (ii) such Equity Interests do not constitute Disqualified Stock;

(s) Investments in joint ventures not in excess of $18,000,000 in the aggregate;

(t) Guarantees by (i) the Borrower or any Subsidiary of operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case, entered into by any Subsidiary Loan Party in the ordinary course of business and (ii) any Foreign Subsidiary of operating leases (other than Capital Lease Obligations) or of obligations that do not constitute Indebtedness, in each case, entered into by any Foreign Subsidiary in the ordinary course of business;

(u) Investments made with Excluded Contributions;

(v) Investments in a Banking Subsidiary not in excess of $18,000,000; and

(w) Guarantees permitted under Section 6.01 (except to the extent such Guarantee is expressly subject to Section 6.04).

The amount of Investments made or deemed made pursuant to Section 6.04(b)(iv) and Section 6.04(j) shall be valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof, but after deducting any return of capital actually received by the Borrower or the respective Subsidiary Loan Parties in respect of investments or loans theretofore made after the Restatement Effective Date by them pursuant to such Sections or, in the case of Guarantees made by them pursuant to such Sections, after deducting any reduction in the amount thereof without having made payment thereunder.

SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of any Subsidiary or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all of any division, unit or business of any other person, except that this Section shall not prohibit:

(a) (i) the lease, purchase and sale of inventory in the ordinary course of business by the Borrower or any Subsidiary, (ii) the acquisition of any other asset in the ordinary course of business by the Borrower or any Subsidiary, (iii) the sale of obsolete or worn out equipment or other property in the ordinary course of business by the Borrower or any Subsidiary or (iv) the sale of Permitted Investments in the ordinary course of business;

(b) if at the time thereof and immediately thereafter no Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger of any Subsidiary into the Borrower in a transaction in which the Borrower is the survivor, (ii) the merger or consolidation of any Domestic Subsidiary into or with any Subsidiary Loan Party in a transaction in which the surviving or resulting entity is a Subsidiary Loan Party and, in the case of each of clauses (i) and (ii), no person other than the Borrower or Subsidiary Loan Party receives any consideration, (iii) the merger or consolidation of any Subsidiary that is not a Subsidiary Loan Party into or with any other Subsidiary that is not a Subsidiary Loan Party or (iv) the liquidation or dissolution or change in form of entity of any Subsidiary (other than the Borrower) in accordance with Section 5.01(a)(ii) if the Borrower determines in good faith that such liquidation, change in form or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;

(c) sales, transfers, leases or other dispositions to the Borrower or a Subsidiary (upon voluntary liquidation or otherwise); provided, that any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary that is not a Subsidiary Loan Party shall be made in compliance with Section 6.07 and the aggregate gross proceeds of any such sales, transfers, leases or other dispositions plus the aggregate gross proceeds of any or all assets sold, transferred or leased in reliance upon paragraph (h) below shall not exceed, in any fiscal year of the Borrower, the greater of $110,000,000 and 5% of Consolidated Total Assets as of the end of the immediately preceding fiscal year;

(d) Sale and Lease-Back Transactions permitted by Section 6.03;

(e) Investments permitted by Section 6.04, Liens permitted by Section 6.02 and Dividends permitted by Section 6.06;

(f) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and the Subsidiaries as a whole, as determined in good faith by the management of the Borrower, which in the event of a swap with a Fair Market Value in excess of (x) $15,000,000 shall be evidenced by a certificate from a Responsible Officer of the Borrower and (y) $35,000,000 shall be set forth in a resolution approved in good faith by at least a majority of the Board of Directors of the Borrower;

(g) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction;

(h) sales, transfers, leases or other dispositions of assets not otherwise permitted by this Section 6.05; provided, that the aggregate gross proceeds (including noncash proceeds) of any or all assets sold, transferred, leased or otherwise disposed of in reliance upon this paragraph (h) plus the aggregate gross amount of such proceeds in reliance upon clause (i) in the proviso to Section 6.05(c) above shall not exceed, in any fiscal year of the Borrower, the greater of $110,000,000 and 5% of Consolidated Total Assets as of the end of the immediately preceding fiscal year; provided, further, that the Net Proceeds thereof are applied in accordance with Section 2.11(b);

(i) any Permitted Business Acquisition or merger or consolidation in order to effect a Permitted Business Acquisition; provided, that following any such merger or consolidation (i) involving the Borrower, the Borrower is the surviving corporation, (ii) involving a Domestic Subsidiary, the surviving or resulting entity shall be a Subsidiary Loan Party that is a Wholly Owned Subsidiary and (iii) involving a Foreign Subsidiary, the surviving or resulting entity shall be a Wholly Owned Subsidiary;

(j) non-exclusive licensing and cross-licensing arrangements involving any technology or other intellectual property of the Borrower or any Subsidiary in the ordinary course of business and other licensing and cross-licensing arrangements involving any technology or other intellectual property of the Borrower or any Subsidiary that are not material to the conduct of any of the business lines of the Borrower and the Subsidiaries, and the value of which does not constitute a material portion of the assets of the Borrower and its Subsidiaries, taken as a whole, and that are not material to the ordinary course of conduct of the business of the Borrower or any of its Subsidiaries;

(k) the lease, assignment or sublease of any real or personal property in the ordinary course of business;

(l) sales, leases or other dispositions of inventory, equipment or other assets (excluding Equity Interests, assets constituting a business division, unit, line of business, all or substantially all of the assets of any Material Subsidiary, Sale and Lease-Back Transactions and receivables) of the Borrower and the Subsidiaries determined by the management of the Borrower to be no longer useful or necessary in the operation of the business of the Borrower or any of the Subsidiaries; provided, that the Net Proceeds thereof are applied in accordance with Section 2.11(b);

(m) the sale, transfer or other disposition by the Borrower or any of its Subsidiaries of the Netcentives Assets to Holdings or any Affiliate of Holdings on the Closing Date, including pursuant to Section 6.06(g);

(n) any Subsidiary Spin-off, to the extent Net Proceeds received are used to repay the Loans in accordance with Section 2.11(a) or, subject to Section 6.09, to repay or redeem the Senior Notes, the Senior Subordinated Notes, the Extended Senior Subordinated Notes or the Affinion Investment Notes; and

(o) any sale of Equity Interests in, or other securities of, an Unrestricted Subsidiary.

Notwithstanding anything to the contrary contained in Section 6.05 above, (i) no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (except as permitted to Loan Parties pursuant to Section 6.05(c)) unless such disposition is for Fair Market Value, and (iii) no sale, transfer or other disposition of assets shall be permitted by paragraph (a), (d), (h) or (l) of this Section 6.05 unless such disposition is for at least 75% cash consideration; provided, that for purposes of clause (i), the amount of any secured Indebtedness of the Borrower or any Subsidiary or other Indebtedness of a Subsidiary that is not a Loan Party (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) that is assumed by the transferee of any such assets shall be deemed to be cash.

SECTION 6.06. Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make, directly or indirectly, any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional Equity Interests (other than Disqualified Stock) of the person paying such dividends or distributions) or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any subsidiary of the Borrower to purchase or acquire) any of its Equity Interests or set aside any amount for any such purpose (other than through the issuance of additional Equity Interests of the person redeeming, purchasing, retiring or acquiring such shares) (any of the foregoing dividends, distributions, redemptions, repurchases, retirements, other acquisitions or setting aside of amounts, “Dividends”); provided, however, that:

(a) (i) any Subsidiary may declare and pay dividends to, or make other distributions to, the Borrower or any Subsidiary that is a direct parent of such Subsidiary and, if not a Wholly Owned Subsidiary, to each other direct owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests; and (ii) to the extent permitted by Section 6.04, any Subsidiary that is not a Wholly Owned Subsidiary may repurchase its Equity Interests from any owner of the Equity Interests of such Subsidiary that is not the Borrower or a Subsidiary;

(b) the Borrower may declare and pay dividends or make other distributions to Holdings in respect of (i) overhead, legal, accounting and other professional fees and expenses of Holdings and actual Tax liabilities of Holdings for the consolidated group of which Holdings is parent to the extent that Holdings, and not the Borrower, (A) files a consolidated U.S. federal tax return that includes the Borrower and its Subsidiaries in an amount not to exceed the amount that the Borrower and its Subsidiaries would have been required to pay in respect of federal, state or local taxes, as the case may be, in respect of such year if the Borrower and its Subsidiaries had paid such taxes directly as a stand-alone taxpayer or stand-alone group, and (B) actually pays, or will pay, as the consolidated tax payor, such taxes for the Borrower and its Subsidiaries, it being agreed that if such dividends and distributions are paid to Holdings and Holdings does not make such consolidated tax payments on the date when the Borrower and its subsidiaries are required to pay such taxes, such failure shall be an Event of Default that shall continue until all such taxes are paid, (ii) fees and expenses related to any public offering or private placement of equity securities of Holdings that is not consummated and maintaining the corporate existence of the special purpose Unrestricted Subsidiary formed to own the Netcentives Assets, (iii) other fees and expenses in connection with the maintenance of its existence and its ownership of the Borrower, and (iv) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, in order to permit Holdings to make (A) payments permitted by Section 6.07(b) and (B) interest payments in respect of Indebtedness of Holdings permitted by Section 6.09 (other than Guarantees of Indebtedness of the Borrower or any of its Subsidiaries);

(c) the Borrower may declare and pay dividends or make other distributions to Holdings in order to enable Holdings to purchase or redeem Equity Interests of Holdings (including related stock appreciation rights or similar securities) held by then present or former directors, consultants, officers or employees of Holdings, the Borrower or any of the Subsidiaries or by any Plan upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such shares of stock or related rights were issued; provided, that the aggregate amount of dividends for such purchases or redemptions under this Section 6.06(c) shall not exceed (i) in any fiscal year (A) $15,000,000 (plus any amounts carried over from prior years, up to $30,000,000 in the aggregate) plus (B) Excluded Equity Proceeds received from directors, consultants, officers or employees of Holdings, the Borrower or any Subsidiary in connection with permitted employee compensation and incentive arrangements as set forth in a certificate of a Responsible Officer of the Borrower, which, if not used in any fiscal year, may be carried forward to any fiscal calendar year, and (ii)amounts received in respect of key man life insurance policy proceeds;

(d) any person may make noncash repurchases of Equity Interests deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;

(e) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any person may make additional dividends or other distributions in an aggregate amount with all other Dividends and other distributions made pursuant to this clause (e) not to exceed $40,000,000;

(f) any person may make distributions to minority shareholders of any subsidiary that is acquired pursuant to a Permitted Business Acquisition pursuant to appraisal or dissenters’ rights with respect to shares of such subsidiary held by such shareholders;

(g) the Borrower may declare and pay dividends to Holdings (i) on the Closing Date consisting solely of the Netcentives Assets or (ii) from amounts received from a concurrent dividend or other distribution or other concurrent payment from the special purpose Unrestricted Subsidiary formed to own the Netcentives Assets for so long as such person remains an Unrestricted Subsidiary; provided, that no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(h) the Borrower may elect to declare and pay dividends to Holdings in an amount not to exceed the excess, if any, of the Available Free Cash Flow Amount, such election to be specified as provided in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of (x) the aggregate total amount of all Dividends paid to Holdings pursuant to this clause (h) and pursuant to clause (l) of this Section 6.06 from the Restatement Effective Date through the date of such election, and (y) Available Free Cash Flow Amount immediately prior to such election and the amount thereof elected to be so applied; provided, that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and any related transactions (including, without limitation, the incurrence of any Indebtedness), and (ii) for any such Dividend, immediately after giving effect to the payment of such Dividend and any related transactions (including, without limitation, the incurrence of any Indebtedness) on a Pro Forma Basis (x) the Consolidated Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not exceed 5.00 to 1.00, and (y) the Interest Coverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not be less than 2.00 to 1.00;

(i) the Borrower or any Subsidiary may make any Dividend on the Closing Date used to fund the Transactions and the fees and expenses related thereto or made in connection with the consummation of the Transactions as described in the Offering Circular (including payments made pursuant to or as contemplated by the Transaction Documents, as in effect on the Closing Date);

(j) the Borrower or any Subsidiary may make payments of cash, or dividends, distributions or advances to allow such person to make payments of cash, in lieu of the issuance of fractional shares upon exercise of warrants or upon the conversion or exchange of Equity Interests of such person; provided, however, that the aggregate amount of such payments, dividends, distributions or advances shall not exceed $5,000,000; and

(k) after a Qualifying IPO, the Borrower may make Dividends to Holdings so that Holdings or any parent entity may make Dividends to its equity holders in an amount equal to 6.0% per annum of the net proceeds from any public offering of Equity Interests of the Borrower, Holdings or any parent entity; and

(l) the Borrower may declare and pay dividends to Holdings to enable Holdings to make payments or purchases in respect of any Indebtedness of Holdings; provided, that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and any related transactions (including, without limitation, the incurrence of any Indebtedness), and (ii) other than with respect to payments or purchases in respect of the Existing Holdings Notes that remain outstanding after the consummation of the Permitted Exchange Transactions on the Amendment No. 3 Effective Date, for any such Dividend, immediately after giving effect to the payment of such Dividend and any related transactions (including, without limitation, the incurrence of any Indebtedness) on a Pro Forma Basis, the Consolidated Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not exceed 5.00 to 1.00.

SECTION 6.07. Transactions with Affiliates.

(a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates, unless such transaction is (i) otherwise expressly permitted (or required) with such Affiliates or holders under this Agreement or (ii) upon terms no less favorable to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate; provided, that this clause (ii) shall not apply to (A) the payment to the Fund of the monitoring and management and transaction fees and expenses referred to in  paragraph (b) below or fees and expenses payable on the Closing Date, (B) the indemnification of directors of Holdings, the Borrower or the Subsidiaries in accordance with customary practice or (C) to the extent otherwise permitted under this Agreement (each of which shall not be prohibited by this Section 6.07), the following:

(i) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, deferred compensation agreements, stock options and stock ownership plans or similar employee benefit plans approved by the Board of Directors of Holdings;

(ii) loans or advances to employees of Holdings, the Borrower or any of the Subsidiaries in accordance with Section 6.04(e);

(iii) transactions among the Borrower and the Subsidiary Loan Parties and transactions among the Subsidiary Loan Parties;

(iv) the payment of fees and indemnities to directors, officers, employees and consultants of Holdings, the Borrower and the Subsidiaries in the ordinary course of business;

(v) the existence of, or the performance by the Borrower or any of its Subsidiaries of its obligations under the terms of, the Transaction Documents, agreements set forth on Schedule 6.07 and any amendment thereto or similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Borrower or any of its Subsidiaries of its obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this clause (v) to the extent that the terms of any such existing agreement together with all amendments thereto, taken as a whole, or new agreement are not otherwise more disadvantageous to the Lenders in any material respect than the original agreement as in effect on the Closing Date;

(vi) transactions to effect the Transactions and the payment of all fees and expenses related to the Transactions, as described herein or contemplated by the Transaction Documents;

(vii) any employment agreements entered into by Holdings, the Borrower or any of the Subsidiaries in the ordinary course of business;

(viii) transactions permitted by, and complying with, the provisions of, Section 6.04;

(ix) transactions permitted by, and complying with, the provisions of, Section 6.05;

(x) transactions permitted by, and complying with the provisions of, Section 6.06;

(xi) any purchase by the Permitted Holders or any director, officer, employee or consultant of the Borrower or Holdings of Equity Interests of Holdings or any contribution by Holdings to, or purchases of, equity capital of the Borrower; provided that any Equity Interests of the Borrower shall be pledged to the Administrative Agent on behalf of the Lenders pursuant to the Holdings Guarantee and Pledge Agreement;

(xii) provided no Default or Event of Default shall have occurred and be continuing or would result therefrom, payments by Holdings, the Borrower or any of the Subsidiaries to the Fund or any Fund Affiliate made for any customary financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by the majority of the Board of Directors of Holdings, in good faith;

(xiii) payments or loans (or cancellation of loans) to employees or consultants that are (A) approved by a majority of the Board of Directors or the managing member of the Borrower in good faith, (B) made in compliance with applicable law and (C) otherwise permitted under this Agreement;

(xiv) transactions with Wholly Owned Subsidiaries for the purchase or sale of goods, products, parts and services entered into in the ordinary course of business in a manner consistent with past practice;

(xv) any transaction in respect of which the Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the Board of Directors of the Borrower and Holdings from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is (A) in the good faith determination of the Borrower qualified to render such letter and (B) reasonably satisfactory to the Administrative Agent, which letter states that such transaction is on terms that are no less favorable to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate;

(xvi) subject to paragraph (b) below, the payment of all fees, expenses, bonuses and awards related to the Transactions and expressly required by the Purchase Agreement and the payment of any fees to the Fund or any Fund Affiliate to the extent contemplated by the Offering Circular on the Closing Date and thereafter, as otherwise permitted by Section 6.07(b);

(xvii) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower or the Subsidiaries;

(xviii) transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and in a manner consistent with past practice;

(xix) transactions between Holdings, the Borrower or any of its Subsidiaries and any person that is an Affiliate solely by virtue of having a director who is also a director of Holdings, the Borrower or any direct or indirect parent company of the Borrower, provided, however, that such director abstains from voting as a director of Holdings or the Borrower or such direct or indirect parent company, as the case may be, on any matter involving such other person;

(xx) intercompany transactions for the purpose of improving the consolidated tax efficiency of the Borrower and the Subsidiaries;

(xxi) the termination of management agreements and payments in connection therewith at the net present value of future payments;

(xxii) transactions among Subsidiaries that are not otherwise prohibited under this Agreement;

(xxiii) entering into tax sharing agreements or arrangements approved by the Board of Directors of Holdings or the Borrower;

(xxiv) any agreements or arrangements between a third party and an Affiliate of the Borrower that are acquired or assumed by the Borrower or any Subsidiary in connection with an acquisition or merger of such third party (or assets of such third party) by or with the Borrower or any Subsidiary; provided, that (A) such acquisition or merger is permitted under this Agreement and (B) such agreements or arrangements are not entered into in contemplation of such acquisition or merger or otherwise for the purpose of avoiding the restrictions imposed by this Section 6.07; and

(xxv) any contribution to the capital of the Borrower by Holdings.

(b) Make any payment of or on account of monitoring or management or similar fees payable to the Fund or any Fund Affiliate unless no Default or Event of Default has occurred and is continuing and the aggregate amount of such payments in any fiscal year does not exceed the sum of (i) the lesser of (x) $3,500,000 and (y) 2% of EBITDA of the Borrower and the Subsidiaries on a consolidated basis for the immediately preceding fiscal year, plus (ii) any deferred fees, plus (iii) 2% of the value of transactions with respect to which the Fund or any Fund Affiliate provides any transaction, advisory or other services; provided, that this Section 6.07(b) shall not restrict the payment of any fees to the Fund or any Fund Affiliate on the Closing Date to the extent contemplated by the Offering Circular.

SECTION 6.08. Business of Holdings, the Borrower and the Subsidiaries. Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than:

(a) in the case of the Borrower and any Material Subsidiary, (i) any business or business activity conducted by any of them on the Restatement Effective Date and any business or business activities incidental or related thereto, (ii) any business or business activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, including the consummation of the Restatement Transactions, (iii) any business or business activity that the senior management of the Borrower deems beneficial for the Borrower or such Subsidiary, (iv) any business or business activity of any person acquired pursuant to a Permitted Business Acquisition or (v) the formation and maintenance of one or more Banking Subsidiaries; and

(b) in the case of Holdings, (i) ownership of the Equity Interests in the Borrower and Equity Interests of a special purpose person formed to own the Netcentives Assets, together with activities directly related thereto, and (A) Holdings shall own no assets other than such Equity Interests, its books and records, deposit accounts of Holdings existing prior to the Restatement Effective Date, any replacement deposit accounts or additional deposit accounts entered into in the ordinary course of Holdings’ business, all cash deposits held therein, and cash paid to Holdings in accordance with the terms hereof, and (B) Holdings shall not grant a Lien on any of its assets other than Liens created pursuant to the Loan Documents, Permitted Holdings Liens and ordinary course Liens incurred under customary deposit account agreements entered into by Holdings with respect to deposit accounts existing prior to the Restatement Effective Date (and any replacement deposit accounts entered into in the ordinary course of Holdings’ business); (ii) performance of its obligations under and in connection with the Loan Documents, the Purchase Agreement and the other agreements contemplated by the Purchase Agreement, the Holdings Credit Agreement (and the documentation entered into by Holdings with respect to any Permitted Refinancing Indebtedness in respect of the Holdings Credit Agreement), and any Indebtedness incurred by Holdings; (iii) issuance of Equity Interests; (iv) activities in connection with the ownership of the Equity Interests of a special purpose person formed to own the Netcentives Assets, including the sale or disposition thereof; (v) as otherwise required by law;

and (vi) holding any cash received in accordance with the terms hereof and investing such proceeds in Permitted Investments. Notwithstanding anything contained in this clause (b), Holdings shall be permitted to incur Indebtedness, incur Permitted Holdings Liens and to engage in any business activity necessary or incidental to the performance of its obligations under any such Indebtedness permitted to be incurred by Holdings, including, but not limited to, opening or closing deposit accounts, transferring cash between accounts, making payments of principal, interest and fees thereunder, purchasing or acquiring such Indebtedness and providing required notices.

(b) in the case of Affinion Investments, (i) ownership of the Extended Senior Subordinated Notes (and Permitted Refinancing Indebtedness in respect thereof) and the Equity Interests in Foreign Subsidiaries of the Borrower owned on the Amendment No. 3 Effective Date representing, in the case of any such “first-tier” Foreign Subsidiary, not more than 35% of the voting power and economic value of all of the issued and outstanding Equity Interests of such Foreign Subsidiary (other than as required by applicable local law), together with activities directly related thereto (including receiving and holding any distributions or dividends with respect to such Equity Interests), and (A) Affinion Investments shall own no assets other than such Extended Senior Subordinated Notes (and Permitted Refinancing Indebtedness in respect thereof), such Equity Interests, its books and records, deposit accounts existing prior to the Amendment No. 3 Effective Date, any replacement deposit accounts or additional deposit accounts entered into in the ordinary course of its business, all cash deposits held therein, and cash paid to Affinion Investments pursuant to the Extended Senior Subordinated Notes Documents (and the documentation governing Permitted Refinancing Indebtedness in respect thereof), (B) Affinion Investments shall not grant a Lien on any of its assets other than Liens created pursuant to the Loan Documents and ordinary course Liens incurred under customary deposit account agreements entered into by Affinion Investments with respect to deposit accounts existing prior to the Amendment No. 3 Effective Date (and any replacement deposit accounts entered into in the ordinary course of its business) and Liens permitted pursuant to Section 6.02(d) and (C) Affinion Investments shall not incur any Indebtedness other than under, and pursuant to, the Loan Documents and the Affinion Investments Notes Documents (and the documentation governing Permitted Refinancing Indebtedness in respect thereof); (ii) performance of its obligations under and in connection with the Loan Documents, the Extended Senior Subordinated Notes Documents (and the documentation governing Permitted Refinancing Indebtedness in respect thereof) and the Affinion Investment Notes Documents (and the documentation entered into by Affinion Investments with respect to any Permitted Refinancing Indebtedness in respect of the Affinion Investments Notes); (iii) issuance of its Equity Interests; (iv) as otherwise required by law; (v) holding any cash received pursuant to the Extended Senior Subordinated Notes Documents (and the documentation governing Permitted Refinancing Indebtedness in respect thereof) and investing such proceeds in Permitted Investments and/or applying the same to make payments under the Affinion Investments Notes Documents (and the documentation governing Permitted Refinancing Indebtedness in respect thereof); (vi) the sale, transfer lease or other disposition of its assets in accordance with Section 6.05 to a Person other than Holdings or any of its Subsidiaries (and the ownership of any assets acquired with the Net Proceeds of such sale, transfer, lease or other disposition pursuant to the exercise of permitted reinvestment rights in accordance with this Agreement (including Section 2.11(b))), together with activities directly related thereto; and (vii) paying dividends and making other distributions to its parents in accordance with, and to the extent permitted by, Section 6.06.

(c) in the case of Affinion Investments II, (i) ownership of Equity Interests in Affinion International owned on the Amendment No. 3 Effective Date representing, not more than 17.5% of the voting power and economic value of all of Affinion International’s issued and outstanding Equity Interests (other than as required by applicable local law), together with activities directly related thereto (including receiving and holding any distributions or dividends with respect to such Equity Interests), and (A) Affinion Investments II shall own no assets other than such Equity Interests, its books and records, deposit accounts existing prior to the Amendment No. 3 Effective Date, any replacement deposit accounts or additional deposit accounts entered into in the ordinary course of its business and all cash deposits held therein, (B) Affinion Investments II shall not grant a Lien on any of its assets other than Liens created pursuant to the Loan Documents and ordinary course Liens incurred under customary deposit account agreements entered into by Affinion Investments II with respect to deposit accounts existing prior to the Amendment No. 3 Effective Date (and any replacement deposit accounts entered into in the ordinary course of its business) and Liens permitted pursuant to Section 6.02(d) and (C) Affinion Investments II shall not incur any Indebtedness other than under, and pursuant to, the Loan Documents and the Affinion Investments Notes Documents (and the documentation governing Permitted Refinancing Indebtedness in respect thereof); (ii) performance of its obligations under and in connection with the Loan Documents and the Affinion Investment Notes Documents (and the documentation entered into by Affinion Investments II with respect to any Permitted Refinancing Indebtedness in respect of the Affinion Investments Notes); (iii) issuance of its Equity Interests; (iv) as otherwise required by law; (v) the sale, transfer lease or other disposition of its assets in accordance with Section 6.05 to a Person other than Holdings or any of its Subsidiaries (and the ownership of any assets acquired with the Net Proceeds of such sale, transfer, lease or other disposition pursuant to the exercise of permitted reinvestment rights in accordance with this Agreement (including Section 2.11(b))), together with activities directly related thereto; and (vi) paying dividends and making other distributions to its parents in accordance with, and to the extent permitted by, Section 6.06.

SECTION 6.09. Limitation on Modifications and Payments of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc.

(a) Amend or modify in any manner materially adverse to the Lenders the articles or certificate of incorporation or by-laws or limited liability company operating agreement or other organizational documents of the Borrower or any of the Subsidiaries or amend or modify in any manner materially adverse to the Lenders, or grant any waiver or release under or terminate in any manner if such granting or termination shall be materially adverse to the Lenders, the Purchase Agreement.

(b) (i) Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on the Senior Subordinated Notes, the Extended Senior Subordinated Notes or the Affinion Investment Notes (or any Permitted Refinancing Indebtedness in respect of the foregoing) or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the Senior Subordinated Notes, the Extended Senior Subordinated Notes, the Affinion Investment Notes or any Permitted Subordinated Indebtedness (or any Permitted Refinancing Indebtedness in respect of the foregoing), except for (A) Refinancing with Permitted Refinancing Indebtedness in respect thereof permitted by Sections 6.01(j) and 6.01(x), (B) payments of regularly scheduled interest, other than payments in respect of the Senior Subordinated Notes, the Extended Senior Subordinated Notes, the Affinion Investment Notes or Permitted Subordinated Indebtedness (or any Permitted Refinancing Indebtedness in respect of the foregoing) prohibited by the subordination provisions thereof, (C) to the extent this Agreement is then in effect, principal on the scheduled maturity date thereof, (D) purchases, redemptions, retirement, acquisition, cancellation or termination of any Senior Subordinated Notes that remain outstanding on the Amendment No. 3 Effective Date after consummation of the Permitted Exchange Transactions, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom and (E) in the case of the Senior Subordinated Notes, the exchange of Senior Subordinated Notes for the Affinion Investments Notes as contemplated by the Permitted Exchange Transactions; provided, however, that Holdings or the Borrower may at any time and from time to time repay, repurchase, redeem, acquire, cancel or terminate all or any portion of the Senior Subordinated Notes, the Extended Senior Subordinated Notes or the Affinion Investment Notes (or any Permitted Refinancing Indebtedness in respect of any of the foregoing) without duplication, (v) with the net proceeds of any Indebtedness incurred by Holdings, which have been contributed in cash as common equity to the Borrower, (w) with Excluded Equity Proceeds not otherwise used for any other purpose, as set forth in a certificate of a Responsible Officer of the Borrower, (x) through the exchange of Equity Interests of Holdings, (y) in an aggregate amount not to exceed the Available Free Cash Flow Basket Amount on the date of such election as elected by the Borrower to be applied pursuant to this clause (b)(i), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of Available Free Cash Flow Amount immediately prior to such election and the amount thereof elected to be so applied, and (z) so long as no Default or Event of Default has occurred and is continuing or would result therefrom and, immediately after giving effect thereto on a Pro Forma Basis, the Senior Secured Leverage Ratio, calculated as of the last day of the most recently completed and Reported fiscal quarter, shall not exceed 2.00 to 1.00, with the Net Proceeds of any Subsidiary Spin-off to the extent not applied to repay Loans in accordance with Section 2.11(a); provided, further, that, with respect to clauses (y) and (z) of the immediately preceding proviso of this clause (b)(i), at the time of such repayment, repurchase, redemption, acquisition, cancellation or termination and after giving effect thereto and to any borrowing in connection therewith, the Consolidated Leverage Ratio on a Pro Forma Basis, calculated as of the last day of the most recently completed and Reported fiscal quarter, does not exceed 5.00 to 1.00 and no Default or Event of Default shall have occurred and be continuing or would result therefrom.

(ii) Amend or modify, or permit the amendment or modification of, any provision of the Senior Notes Documents, the Senior Subordinated Notes Documents, the Extended Senior Subordinated Notes Documents and the Affinion Investments Notes Documents (and any Permitted Refinancing Indebtedness in respect of the foregoing), the Seller Preferred Equity, or any agreement (including any document relating to the Seller Preferred Equity) relating thereto, other than amendments or modifications that (A) are not in any manner materially adverse to Lenders and that do not affect the subordination provisions thereof (if any) in a manner adverse to the Lenders or (B) otherwise comply with the definition of “Permitted Refinancing Indebtedness.”

(c) Enter into any agreement or instrument that by its terms restricts (i) the payment of dividends or distributions or the making of cash advances by any Material Subsidiary to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (ii) the granting of Liens by Holdings, the Borrower or any Loan Party, or any Subsidiary required to be a Loan Party, pursuant to the Security Documents, in each case, other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(A) (i) restrictions imposed by applicable law, (ii) restrictions on the payment of dividends and distributions and the making of cash advances, contractual or otherwise, imposed on Banking Subsidiaries and Insurance Subsidiaries, and (iii) restrictions on the pledge of the direct Equity Interests of Banking Subsidiaries and Insurance Subsidiaries under applicable laws;

(B) other than with respect to Holdings, contractual encumbrances or restrictions (1) in effect on the Restatement Effective Date with respect to Liens permitted under Section 6.02(a) or as otherwise disclosed on Schedule 6.09(c), (2) on the granting of Liens pursuant to the Senior Notes Documents, the Senior Subordinated Notes Documents (including any Permitted Refinancing Indebtedness in respect thereof) incurred in compliance with Section 6.01, in each case, no less favorable to the Lenders than those restrictions set forth in the Senior Notes Indenture and the Senior Subordinated Notes Indenture on the Restatement Effective Date, (3) on the granting of Liens pursuant to the Extended Senior Subordinated Notes Documents, pursuant to the Affinion Investments Notes Documents and any Permitted Refinancing Indebtedness in respect of the foregoing incurred in compliance with Section 6.01, in each case, no less favorable to the Lenders than those restrictions set forth in the Extended Senior Subordinated Notes Indenture or the Affinion Investments Notes Indenture, as applicable, on the Amendment No. 3 Effective Date, (4) pursuant to documentation related to any permitted renewal, extension or refinancing of any Indebtedness existing on the Restatement Effective Date that does not expand the scope of any such encumbrance or restriction or make such restriction more onerous or (5) pursuant to documentation related to any permitted renewal, extension or refinancing of the Extended Senior Subordinated Notes or the Affinion Investments Notes that does not expand the scope of any such encumbrance or restriction or make such restriction more onerous than existed thereunder on the Amendment No. 3 Effective Date;

(C) any restriction on the Equity Interests or assets of a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of such Equity Interests or assets permitted under Section 6.05 pending the closing of such sale or disposition;

(D) customary provisions in joint venture agreements and other similar agreements applicable to the assets of, or the Equity Interests in, joint ventures entered into in the ordinary course of business;

(E) other than with respect to Holdings, any restrictions imposed by any agreement relating to Indebtedness permitted by Section 6.01 and secured by a Lien permitted by Section 6.02 to secure such Indebtedness to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(F) customary provisions contained in leases or licenses of intellectual property and other similar agreements entered into in the ordinary course of business;

(G) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(I) customary restrictions and conditions contained in any agreement relating to the sale of any asset permitted under Section 6.05 applicable to the asset to be sold pending the consummation of such sale;

(J) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(K) customary provisions contained in leases, licenses, contracts and other similar agreements entered into in the ordinary course of business that impose restrictions on the property subject to such lease; or

(L) any agreement in effect at the time such subsidiary becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary and such restriction does not apply to the Borrower or any other Material Subsidiary or any of their respective assets.

SECTION 6.10. Senior Secured Leverage Ratio. Permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter to exceed 4.25:1.00.

SECTION 6.11. Interest Coverage Ratio. Permit the Interest Coverage Ratio on the last day of any fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter:

Period	Ratio

September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014	1.25:1.00

June 30, 2014 and September 30, 2014	1.35:1.00

December 31, 2014 and March 31, 2015	1.50:1.00

June 30, 2015 and thereafter	1.65:1.00

SECTION 6.12. Swap Agreements. Enter into any Swap Agreement other than (a) Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities (including currency risks), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Holdings, the Borrower or any Subsidiary.

SECTION 6.13. Designated Senior Debt. Designate any other Indebtedness as “Designated Senior Debt” (or the equivalent thereof) under the Senior Subordinated Notes Indenture, the Extended Senior Subordinated Notes Indenture or the Affinion Investments Notes Indenture, including any Permitted Refinancing Indebtedness in respect of the Senior Subordinated Notes, the Extended Senior Subordinated Notes or the Affinion Investments Notes, in each case, other than the Obligations under this Agreement.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished by the Borrower or any other Loan Party;

(b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or on any L/C Disbursement or in the payment of any Fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

(d) any default shall be made in the due observance or performance by the Borrower of any covenant or agreement contained in Section 5.01(a) (with respect to the Borrower), 5.05(a), 5.09 or in Article VI;

(e) default shall be made in the due observance or performance by the Borrower or any Subsidiary Loan Party of any covenant or agreement contained in any Loan Document (other than those specified in paragraphs (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower;

(f) (i) any event or condition occurs that (a) results in any Material Indebtedness becoming due prior to its scheduled maturity or (b) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) Holdings, the Borrower or any Subsidiary shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided, that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;

(g) there shall have occurred a Change in Control;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any of its subsidiaries, or of a substantial part of the property or assets of Holdings, the Borrower or any of its subsidiaries, under Title 11 of the United States

Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, moratorium, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any of its subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any of its subsidiaries or (iii) the winding-up or liquidation of Holdings, the Borrower or any of its subsidiaries (except, in the case of any subsidiary, in a transaction permitted by Section 6.05); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) Holdings, the Borrower or any of its subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, moratorium, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any of its subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any of its subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(j) the failure by Holdings, the Borrower or any Subsidiary Loan Party or any Material Subsidiary to pay one or more final judgments aggregating in excess of $40,000,000, which judgments are not discharged or effectively waived or stayed for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any Subsidiary to enforce any such judgment;

(k) (i) an ERISA Event shall have occurred, (ii) a trustee shall be appointed by a United States district court to administer any Plan, (iii) the Borrower, a Subsidiary or any ERISA Affiliate shall engage in any non-exempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan or (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect;

(l) (i) any Loan Document shall for any reason be asserted in writing by Holdings, the Borrower or any Subsidiary Loan Party (or, in the case of any Security Document with respect to the pledge of Equity Interests of the Borrower, the pledgor thereunder) not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to assets that are not immaterial to the Borrower and the Subsidiary Loan Parties on a consolidated basis or the Equity Interests of the Borrower, shall cease to be, or shall be asserted in writing by the Borrower or any other Loan Party (or, in the case of any Security Document with respect to the pledge of Equity Interests of the Borrower, the pledgor thereunder) not to be, a valid and perfected security interest (perfected as or having the priority required by this Agreement, the relevant Security Document or the

Holdings Intercreditor Agreement and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof, or from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Guarantee and Collateral Agreement and the Holdings Guarantee and Pledge Agreement, or to file Uniform Commercial Code continuation statements or take the actions described on Schedule 3.04 and except to the extent that such loss is covered by a lender’s title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer, or (iii) the Guarantees pursuant to the Security Documents by Holdings, the Borrower or any material Subsidiary Loan Parties of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by Holdings the Borrower or any Subsidiary Loan Party not to be in effect or not to be legal, valid and binding obligations;

(m) the Obligations shall fail to constitute “Senior Debt” (or the equivalent thereof) and “Designated Senior Debt” (or the equivalent thereof) under the Senior Subordinated Notes Indenture, the Extended Senior Subordinated Notes Indenture and the Affinion Investments Notes Indenture, including any Permitted Refinancing Indebtedness in respect of the Senior Subordinated Notes, the Extended Senior Subordinated Notes and the Affinion Investments Notes;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans then outstanding so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) demand Cash Collateral pursuant to Section 2.22; and in any event with respect to the Borrower described in paragraph (h) or (i) above, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable and the Administrative Agent shall be deemed to have made a demand for Cash Collateral to the full extent permitted under Section 2.22, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

SECTION 7.02. Exclusion of Certain Subsidiaries. Solely for the purposes of determining whether an Event of Default has occurred under clause (h), (i) or (j) of Section 7.01, any reference in any such clause to any subsidiary shall be deemed not to include any Immaterial Subsidiary affected by any event or circumstance referred to in any such clause.

SECTION 7.03. Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails to comply with the requirements of the covenants set forth in Section 6.10 or 6.11, until the expiration of the 10th day subsequent to the date the certificate calculating the covenants set forth in Sections 6.10 and 6.11 is required to be delivered pursuant to Section 5.04(c), Holdings shall have the right to issue Permitted Cure Securities for cash or otherwise receive cash contributions to its capital, and, in each case with respect to Holdings, to contribute any such cash to the capital of the Borrower (collectively, the “Cure Right”), and upon the receipt by the Borrower of such cash (the “Cure Amount”) pursuant to the exercise by Holdings or the Borrower of such Cure Right, the calculation of EBITDA as used in the covenants set forth in Sections 6.10 and 6.11 shall be recalculated giving effect to the following pro forma adjustments:

(i) EBITDA shall be increased, solely for the purpose of measuring the covenants set forth in Sections 6.10 and 6.11 and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

(ii) If, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the covenants set forth in Sections 6.10 and 6.11, the Borrower shall be deemed to have satisfied the requirements of the covenants set forth in Sections 6.10 and 6.11 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the covenants set forth in Sections 6.10 and 6.11 that had occurred shall be deemed cured for the purposes of this Agreement.

(b) Notwithstanding anything herein to the contrary, (i) in each four-fiscal-quarter period there shall be at least one fiscal quarter in which the Cure Right is not exercised, (ii) in each eight-fiscal-quarter period, there shall be a period of at least four consecutive fiscal quarters during which the Cure Right is not exercised and (iii) for purposes of this Section 7.03, the Cure Amount utilized shall be no greater than the amount required for purposes of complying with the covenants set forth in Section 6.10 and 6.11.

ARTICLE VIII

The Agents

SECTION 8.01. Appointment and Authority.

(a) Each of the Lenders and each Issuing Bank hereby irrevocably appoints DBTCA to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and the Borrower shall not have rights as a third party beneficiary of any of such provisions.

(b) The Administrative Agent shall also act as the “Collateral Agent” under the Loan Documents, and each of the Lenders and the Issuing Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “Collateral Agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 9.04(d), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

(c) Each of the Lenders and each Issuing Bank hereby acknowledges and ratifies the resignation of the Existing Agent as “Administrative Agent” (as defined in the Existing Credit Agreement), and waives any notice period and other succession provisions applicable thereto. Notwithstanding the resignation of the Existing Agent, the Existing Agent shall be entitled to the benefits of all provisions of this Article VIII and of Article IX (including Section 9.05(b)), as though the Existing Agent were the Administrative Agent under the Loan Documents), as if set forth in full herein, with respect to all actions taken or omitted to be taken by it in connection with its compliance with the terms of this Agreement and the terms of that certain Successor Agent Agreement, dated on or about the date hereof, among the Borrower, the Existing Agent and the Successor Agent.

SECTION 8.02. Rights as a Lender. The person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the person serving as the Administrative Agent hereunder in its individual capacity. Such person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 8.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents or that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 7.01 and 9.09) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 8.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or an Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or an Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

SECTION 8.06. Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, and the Administrative Agent further agrees that for the 30 day period immediately following its notice of resignation, it will not appoint a successor unless the Borrower shall have consented to such successor, such consent not to be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except in its capacity as Collateral Agent holding collateral security on behalf of any Secured Parties, it shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Banks directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article VIII and Section 9.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(b) Any resignation by DBTCA as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender, (b) the retiring the Swingline Lender shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents, and (c) at the sole election of the retiring Administrative Agent, in its capacity as an Issuing Bank, either (i) the retiring Administrative Agent, in its capacity as an Issuing Bank, shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents, and the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit or (ii) the retiring Administrative Agent, in its capacity as an Issuing Bank, shall remain party to this Agreement as an Issuing Bank, and in such capacity shall continue to have all of the rights and obligations of an “Issuing Bank” under this Agreement and the other Loan Documents with respect to each Letter of Credit previously issued by such Issuing Bank and outstanding at the time of its resignation as Administrative Agent (including, without limitation, the right to receive Issuing Bank Fees pursuant to Section 2.12(b)), but shall not be required to issue any new (or renew or extend any existing) Letters of Credit.

SECTION 8.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Banks acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder

SECTION 8.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Agents or Joint Lead Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Lender or an Issuing Bank hereunder.

SECTION 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letters of Credit and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.12 and 9.05) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Banks to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 9.05.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Banks any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Banks to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Banks in any such proceeding.

SECTION 8.10. Guarantee and Collateral Agreement. The Lenders and the Issuing Banks irrevocably authorize the Collateral Agent, at its option and in its discretion, to

(i) release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (A) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Collateral Agent and the Issuing Banks shall have been made), (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (C) subject to Section 9.09, if approved, authorized or ratified in writing by the Required Lenders;

(ii) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02; and

(b) The Lenders and the Issuing Banks irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any guarantor from its obligations under the Guarantee and Collateral Agreement if such person ceases to be a Subsidiary Loan Party as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or Collateral Agent’s, as applicable, authority to release or subordinate its interest in particular types or items of property, or to release any guarantor from its obligations under the Guarantee and Collateral Agreement.

SECTION 8.11. Additional Indebtedness. In connection with the incurrence by Holdings of additional Indebtedness to be secured by a Permitted Holdings Lien and permitted by Section 6.08 of this Agreement, at the request of Holdings, the Administrative Agent (including in its capacity as “collateral agent” under the Loan Documents) agrees to execute and deliver such amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the Holdings Intercreditor Agreement (each, an “Intercreditor Agreement Supplement”) in form and substance reasonably satisfactory to the Borrower and the Administrative Agent. The Lenders and each of the Issuing Banks hereby authorize the Administrative Agent and the Collateral Agent to take any action contemplated by the preceding sentence, and any such Intercreditor Agreement Supplement shall be effective for all purposes of the Loan Documents.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to any Loan Party, to its address set forth on Schedule 9.01(a)(i), with a copy to Apollo Investment Fund V, L.P., 9 West 57th Street, New York, New York 10019, Attention: Stan Parker;

(ii) if to the Administrative Agent, Collateral Agent, Swingline Lender or DBTCA, as Issuing Bank, to the applicable address as set forth on Schedule 9.01(a)(ii); and

(iii) if to an Issuing Bank (other than DBTCA), to it at the address or telecopy number set forth separately in writing.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Notices and other communications to the Lenders and each Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II if such Lender or any Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it,  provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Each of the Borrower, the Administrative Agent, each Issuing Bank and the Swingline Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each Issuing Bank and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to the Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(d) The Administrative Agent, each Issuing Bank and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Requests) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Issuing Bank, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower and the other Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and each Issuing Bank and shall survive the making by the Lenders of the Loans, the execution and delivery of the Loan Documents and the issuance of the Letters of Credit, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Sections 2.15, 2.17 and 9.05) shall survive the payment in full of the principal and interest hereunder, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower and the Administrative Agent and when the

Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of Holdings, the Borrower, each Issuing Bank, the Administrative Agent and each Lender and their respective permitted successors and assigns.

SECTION 9.04. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder other than pursuant to a merger permitted by Section 6.05(b) or (i) without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section (and any attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may at any time assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans (including for purposes of this Section 9.04(b), participations in Letter of Credit obligations and in Swingline Loans) at the time owing to it) with the prior written consent of:

(A) the Borrower (such consent not to be unreasonably withheld); provided, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other person or in connection with the initial syndication of the Loans; provided, that any liability of the Borrower to an assignee that is an Approved Fund or affiliate of the assigning Lender under Section 2.15 or 2.17 shall be limited to the amount, if any, that would have been payable hereunder by the Borrower in the absence of such assignment;

(B) the Administrative Agent; provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the Swingline Lender and the Issuing Bank; provided, that the consent of the Issuing Bank shall not be required if such assignment is an assignment under the Term Facility.

(ii) Assignments shall be subject to the following additional conditions:

(D) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Acceptance with respect to such assignment or, if no trade date is so specified, as of the date such Assignment and Acceptance is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than (x) $1,000,000 in respect of Term Loans, and (y) $5,000,000 in respect of the Revolving Facility Loans, unless each of the Borrower and the Administrative Agent otherwise consent; provided that simultaneous assignments to two or more Related Funds or by two or more Related Funds to a single Assignee shall be treated as one assignment for purposes of the minimum assignment requirement, and shall be in an amount that is an integral multiple of $1,000,000 (or the entire remaining amount of such Lender’s Commitment);

(A) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (which may be waived or reduced at the Administrative Agent’s sole discretion); provided, that (i) assignments pursuant to Section 2.19 shall not require the signature of the assigning Lender to become effective and (ii) any such processing and recordation fee in connection with assignments pursuant to Section 2.19 shall be paid by the Borrower or the assignee;

(B) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any tax forms; and

(C) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

For the purposes of this Section 9.04, “Approved Fund” means any person (other than a natural person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States of America a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Exposure owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register, information regarding the designation, and revocation of the designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than a natural person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, that (a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided, that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to Section 9.04(a)(i) or clause (i), (ii), (iii), (iv), (v) or (vi) of the first proviso to Section 9.09(b) and (2) directly affects such Participant and (y) no other agreement with respect to such Participant may exist between such Lender and such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided, that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(d) Any Lender may, without the consent of the Administrative Agent or the Borrower, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and in the case of any Lender that is a Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other representative of, such holders, and this Section shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e) The Borrower, at its expense and upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

(f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 9.04(b). Each of Holdings, the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto and each Loan Party for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

(g) Notwithstanding the foregoing, no assignment may be made or participation sold to (i) a natural person, (ii) an Ineligible Institution without the prior written consent of the Borrower or (iii) any Defaulting Lender or any of its subsidiaries, or any person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons described in this clause (ii). Upon the request of any Lender, the Administrative Agent shall inform such Lender as to whether an actual proposed Participant or Assignee is an Ineligible Institution.

(h) Notwithstanding anything to the contrary contained herein, any Lender may assign all or any portion of its Term Loans hereunder to any Affiliate Lender; provided that:

(i) no Default or Event of Default has occurred or is continuing or would result therefrom;

(ii) the assigning Lender and Affiliate Lender purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit H hereto (an “Affiliated Lender Assignment and Acceptance”) in lieu of an Assignment and Acceptance;

(iii) for the avoidance of doubt, Lenders shall not be permitted to assign Revolving Facility Commitments or Revolving Facility Loans to any Affiliate Lender;

(iv) no Term Loan may be assigned to an Affiliate Lender pursuant to this Section 9.04(h) if, after giving effect to such assignment, Affiliate Lenders in the aggregate would own Term Loans with a principal amount in excess of 25% of the principal amount of all Term Loans then outstanding; and

(v) Affiliate Lenders will be subject to the restrictions specified in Section 9.24.

(i) Resignation as an Issuing Bank or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time DBTCA assigns all of its Revolving Facility Commitment and Revolving Facility Loans pursuant to Section 9.04(b), DBTCA may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as an Issuing Bank and/or (ii) upon 30 days’ notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as an Issuing Bank or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of DBTCA as an Issuing Bank or Swingline Lender, as the case may be. If DBTCA resigns as an Issuing Bank, it shall retain all the rights, powers, privileges and duties of an Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an Issuing Bank and all unreimbursed L/C Disbursements with respect thereto (including the right to require the Lenders to make ABR Loans or fund risk participations in unreimbursed amounts pursuant to Section 2.05(c)). If DBTCA resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(b). Upon the appointment of a successor Issuing Bank and/or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of a retiring Issuing Bank or Swingline Lender, as the case may be, and (b) the successor Issuing Banks shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to DBTCA to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

SECTION 9.05. Expenses; Indemnity.

(a) The Borrower agrees to pay (i) all reasonable out-of-pocket expenses (including Other Taxes) incurred by the Administrative Agent and its Affiliates in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution and delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) (including reasonable fees, charges and disbursements of counsel for the Administrative Agent), (ii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender and each Issuing Bank (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Bank), in connection with the enforcement or protection of their rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or the Letters of Credit issued hereunder, including all such out-of-pocket costs incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) The Borrower shall indemnify the Administrative Agent, the Joint Lead Arrangers, each Issuing Bank, each Lender, their respective Affiliates and each of their respective directors, trustees, officers, employees and agents (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related costs and expenses, including reasonable counsel fees, charges and disbursements (except the allocated costs of in-house counsel), incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Restatement Transactions and the other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party, by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are (x) determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment, satisfaction and discharge of any of the Obligations, the resignation of the Administrative Agent or any Issuing Bank or the Swingline Lender, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, any Issuing Bank or any Lender. All amounts due under this Section 9.05 shall be payable no later than ten Business Days after written demand therefor, accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(c) To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction

(d) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the applicable Issuing Bank or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the applicable Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or applicable Issuing Bank in connection with such capacity. The obligations of the Lenders under this subsection (e) are subject to the provisions of Section 2.18(f).

SECTION 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of Holdings, the Borrower or any other Subsidiary against any of and all the obligations of Holdings or the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured;  provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.23 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and each Issuing Bank under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.

SECTION 9.07. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any Issuing Bank or any Lender, or

the Administrative Agent, any Issuing Bank or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the Issuing Bank under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement

SECTION 9.08. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.09. Waivers; Amendment.

(a) No failure or delay of the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Holdings, the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings, the Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except as provided in Section 2.20, or (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders and (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the Administrative Agent and consented to by the Required Lenders; provided, however, that no such agreement shall

(i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan or any L/C Disbursement without the prior written consent of each Lender directly affected thereby; provided that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i),

(ii) increase or extend the Commitment of any Lender or decrease the Commitment Fees or L/C Participation Fees or other fees of any Lender without the prior written consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender),

(iii) extend, waive or reduce the amount of any scheduled installment of principal or extend any date on which payment of interest on any Loan or any L/C Disbursement or any Fees is due, without the prior written consent of each Lender adversely affected thereby,

(iv) amend or modify the provisions of Section 2.18(b) or (c) in a manner that would by its terms alter the pro rata sharing of payments required thereby, or require any Lender to make available Interest Periods longer than six months without its consent, without the prior written consent of the each Lender adversely affected thereby,

(v) amend or modify the provisions of this Section or the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Restatement Effective Date),

(vi) release all or substantially all the Collateral or release any of Holdings, the Borrower or any other Subsidiary Loan Party from its Guarantee under the Guarantee and Collateral Agreement or Holdings Guarantee and Pledge Agreement, as applicable, unless, in the case a Subsidiary Loan Party, all or substantially all of the Equity Interests of such Subsidiary Loan Party are sold or otherwise disposed of in a transaction permitted by this Agreement, without the prior written consent of each Lender,

(vii) effect any waiver, amendment or modification that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of Lenders participating in another Tranche, without the consent of the Majority Lenders participating in the adversely affected Tranche (it being agreed that the Required Lenders may waive, in whole or in part, any prepayment required by Section 2.11 so long as the application of any prepayment still required to be made is not changed),

(viii) effect any waiver, amendment or modification of Section 5.02 of the Guarantee and Collateral Agreement, Section 4.02 of the Holdings Guarantee and Pledge Agreement, or any comparable provision of any other Security Document, in a manner that materially adversely affects the rights in respect of payments or collateral of Lenders, without the consent of each Lender so affected;

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or an Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank acting as such at the effective date of such agreement, as applicable. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.09 and any consent by any Lender pursuant to this Section 9.09 shall bind any Assignee of such Lender.

(c) Without the consent of the Syndication Agent, the Documentation Agents or any Joint Lead Arranger or Lender, the Loan Parties and the Administrative Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

(d) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any other waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

(e) Subject to the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Facility Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

(f) Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent to the extent necessary to integrate any Incremental Term Loan Commitments or Incremental Revolving Facility Commitments on substantially the same basis as the Term Loans or Revolving Facility Loans, as applicable.

SECTION 9.10. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or any Issuing Bank, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender or such Issuing Bank, shall be limited to the Maximum Rate; provided, that such excess amount shall be paid to such Lender or such Issuing Bank on subsequent payment dates to the extent not exceeding the legal limitation.

SECTION 9.11. [Reserved].

SECTION 9.12. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, the Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect.

SECTION 9.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.14. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Without limiting the foregoing provisions of this Section 9.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, any Issuing Bank or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

SECTION 9.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile (or other electronic) transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original.

SECTION 9.16. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.17. Jurisdiction; Consent to Service of Process.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against Holdings, the Borrower or any other Loan Party or their properties in the courts of any jurisdiction.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 9.18. Confidentiality. Each of the Lenders, each Issuing Bank and each of the Agents agrees that it shall maintain in confidence any information relating to Holdings, the Borrower and the other Loan Parties furnished to it by or on behalf of Holdings, the Borrower or the other Loan Parties (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender, such Issuing Bank or such Agent without violating this Section 9.18 or (c) was available to such Lender, such Issuing Bank or such Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to Holdings, the Borrower or any other Loan Party) and shall not reveal the same other than to its directors, trustees, officers, employees and advisors with a need to know or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.18), except: (a) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (b) as part of normal reporting or review procedures to Governmental Authorities or the National Association of Insurance Commissioners, (c) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.18), (d) in order to enforce its rights under any Loan Document in a legal proceeding, (e) to any prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 9.18), (f) to any direct or indirect contractual counterparty in Swap Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (g) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, or (h) subject to an agreement containing provisions substantially the same as those of this Section.

SECTION 9.19. Direct Website Communications. (a) Delivery. (i) Each Loan Party hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (a) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (b) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (c) provides notice of any Default or Event of Default under this Agreement or (d) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent. In addition, each Loan Party agrees to continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement or any other Loan Document but only to the extent requested by the Administrative Agent. Nothing in this Section 9.18 shall prejudice the right of the Agents, the Joint Lead Arrangers or any Lender or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document.

(i) The Administrative Agent agrees that receipt of the Communications by the Administrative Agent at its e-mail address set forth in Section 9.01 shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform (as defined below) shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (a) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (b) that the foregoing notice may be sent to such e-mail address.

(b) Posting. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make the Communications available to the Lenders and each Issuing Bank by posting the Communications on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such person’s securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Communications that may be distributed to the Public Lenders and that (w) all such Communications shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Communications “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, each Issuing Bank and the Lenders to treat such Communications as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Communications constitute Information, they shall be treated as set forth in Section 11.07); (y) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

(c) Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any Issuing Bank or any other person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Communications through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any Issuing Bank or any other person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

SECTION 9.20. Release of Liens and Guarantees. In the event that any Loan Party conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the Equity Interests or assets of any Loan Party (other than the Equity Interests of the Borrower) to a person that is not (and is not required to become) a Loan Party in a transaction not prohibited by this Agreement, then the Administrative Agent shall promptly (and the Lenders hereby authorize the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by Holdings or the Borrower and at the Borrower’s expense to release any Liens created by any Loan Document in respect of such assets or Equity interests, and, in the case of a disposition of the Equity Interests of any Subsidiary Loan Party in a transaction not prohibited by this Agreement and as a result of which such Subsidiary Loan Party would cease to be a Subsidiary, terminate such Subsidiary Loan Party’s obligations or Holdings’ obligations, as applicable, under the Guarantee and Collateral Agreement or the Holdings Guarantee and Pledge Agreement. In addition, the Administrative Agent agrees to take such actions as are reasonably requested by Holdings or the Borrower and at the Borrower’s expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations (other than contingent indemnities and expense reimbursement obligations to the extent no claim therefor has been made) are paid in full and all Letters of Credit and Commitments are terminated. Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests, asset or subsidiary of the Borrower shall no longer be deemed to be made once such Equity Interests or asset or subsidiary is so conveyed, sold, leased, assigned, transferred or disposed of.

SECTION 9.21. Power of Attorney. Each Lender (including the Swingline Lender) and each Issuing Bank hereby (i) authorizes the Administrative Agent as its agent and attorney-in-fact to execute and deliver, on behalf of and in the name of such Lender or Issuing Bank (or Affiliate), all and any Loan Documents (including Security Documents) and related documentation, (ii) authorizes the Administrative Agent to appoint any further agents or attorneys-in-fact to execute and deliver, or otherwise to act, on behalf of and in the name of the Administrative Agent for any such purpose and (iii) authorizes the Administrative Agent to delegate its powers under this power of attorney and to do any and all acts and to make and receive all declarations that are deemed necessary or appropriate to the Administrative Agent.

SECTION 9.22. U.S.A. Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the U.S.A. Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the U.S.A. Patriot Act.

SECTION 9.23. No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Joint Lead Arrangers, and the other Agents are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger, and the other Agents, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Joint Lead Arrangers, and the other Agents each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other person and (B) neither the Administrative Agent, the Joint Lead Arrangers, nor any of the other Agents has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Joint Lead Arrangers, and the other Agents and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Joint Lead Arrangers, nor any of the other Agents has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Joint Lead Arrangers, and the other Agents with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.24. Affiliate Lenders.

(a) Subject to clause (b) below, each Lender who is a Fund or an Affiliate of the Fund (an “Affiliate Lender”), in connection with any (i) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document, (ii) other action on any matter related to any Loan Document, or (iii) direction to the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, agrees that, except with respect to any amendment, modification, waiver, consent or other action described in clause (i), (ii) or (iii) of the first proviso of Section 9.09(b) or that adversely affects such Affiliate Lender (in its capacity as a Lender) in any material respect as compared to other Lenders, shall be deemed to have voted its interest as a Lender without discretion in such proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliate Lenders. Subject to clause (b) below, the Borrower and each Affiliate Lender hereby agrees that if a case under Title 11 of the United States Code is commenced against the Borrower with respect to any plan of reorganization that does not adversely affect any Affiliate Lender in any material respect as compared to other Lenders (in its capacity as a Lender), the vote of any Affiliate Lender with respect to any such plan of reorganization of the Borrower or any Affiliate of the Borrower shall not be counted. Subject to clause (b) below, each Affiliate Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliate Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliate Lender and in the name of such Affiliate Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (a).

(b) Notwithstanding anything to the contrary in this Agreement, no Affiliate Lender shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent, the Collateral Agent or any Lender to which representatives of the Borrower are not then present, (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among Administrative Agent, the Collateral Agent and/or one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives, or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents.

SECTION 9.25. Effect of Amendment and Restatement.

(a) On the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect except to evidence (i) the incurrence by the Borrower of the “Obligations” under and as defined in the Existing Credit Agreement (whether or not such “Obligations” are contingent as of the Restatement Effective Date), (ii) the representations and warranties made by Holdings and the Borrower prior to the Restatement

Effective Date (which representations and warranties shall not be superseded or rendered ineffective by this Agreement as they pertain to the period prior to the Restatement Effective Date) and (iii) any action or omission performed or required to be performed pursuant to such Existing Credit Agreement prior to the Restatement Effective Date (including any failure, prior to the Restatement Effective Date, to comply with the covenants contained in such Existing Credit Agreement). The parties hereto acknowledge and agree that (A) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as in effect prior to the Restatement Effective Date and which remain outstanding, (B) the “Obligations” are in all respects continuing (as amended and restated hereby and which are hereinafter subject to the terms herein), (C) the Liens and security interests as granted under the applicable Loan Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and are reaffirmed hereby, and (D) each party which was a Lender under, and as defined in, the Existing Credit Agreement and which is not a Lender hereunder shall be deemed to have ratably assigned all of its Loans and Commitments under, and as defined in, the Existing Credit Agreement to the Lenders under this Agreement on the Restatement Effective Date.

(b) On and after the Restatement Effective Date, (i) all references to the “Credit Agreement”, “therein”, “thereof”, “thereunder” or words of similar import when referring to the Existing Credit Agreement in the Loan Documents (other than this Agreement) shall mean and shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Restatement Effective Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be reference to the Existing Credit Agreement as amended and restated hereby.

(c) Each Loan Party hereby acknowledges and agrees, as of the date hereof, for itself and for each of its Subsidiaries, that it does not have any claims, offsets, counterclaims, cross-complaints, defenses or demands of any kind or nature whatsoever under or relating to the Existing Credit Agreement, the other “Loan Documents” (as defined in the Existing Credit Agreement) or any of the obligations existing thereunder that could be asserted to reduce or eliminate all or any part of the obligation of any Loan Party to pay any amounts owed thereunder, or to assert any claim for affirmative relief or damages against the “Administrative Agent” thereunder or any lender party thereto.

(d) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.

SECTION 9.26. Other Liens on Collateral; Terms of Intercreditor Agreements; Etc. (i) THE LOAN PARTIES, THE AGENTS, THE LENDERS AND THE OTHER PARTIES HERETO ACKNOWLEDGE THAT THE EXERCISE OF CERTAIN OF THE AGENTS’ RIGHTS AND

REMEDIES HEREUNDER MAY BE SUBJECT TO, AND RESTRICTED BY, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. EXCEPT AS SPECIFIED HEREIN, NOTHING CONTAINED IN THE INTERCREDITOR AGREEMENTS SHALL BE DEEMED TO MODIFY ANY OF THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT. EACH LENDER HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON CERTAIN COLLATERAL UNDER, AND AS DEFINED IN, THE HOLDINGS GUARANTEE AND PLEDGE AGREEMENT THAT SHALL BE REQUIRED TO BE SUBJECT TO THE SUBORDINATION PROVISIONS (TO THE EXTENT APPLICABLE) OF THE HOLDINGS INTERCREDITOR AGREEMENT. THE INTERCREDITOR AGREEMENTS ALSO HAVE OTHER PROVISIONS WHICH ARE BINDING UPON THE LENDERS AND THE OTHER SECURED PARTIES PURSUANT TO THIS AGREEMENT. PURSUANT TO THE EXPRESS TERMS OF EACH INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF SUCH INTERCREDITOR AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

(ii) EACH LENDER AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENTS, ON BEHALF OF SUCH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENTS.

(iii) THE PROVISIONS OF THIS SECTION 9.26 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENTS, THE FORMS OF WHICH ARE ATTACHED AS EXHIBITS TO AMENDMENT NO. 3. REFERENCE MUST BE MADE TO EACH INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF EACH INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT (AND NONE OF ITS AFFILIATES) MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN ANY INTERCREDITOR AGREEMENT.

SCHEDULE 1.01(d)

UNRESTRICTED SUBSIDIARIES

Affinion Developments, LLC

Exhibit B

HOLDINGS INTERCREDITOR AGREEMENT

[See Attached.]

EXECUTION VERSION

INTERCREDITOR AGREEMENT

Dated as of

December 12, 2013,

among

DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF

AMERICA, N.A.),

as First Priority Collateral Agent,

DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF

AMERICA, N.A.),

as First Priority Administrative Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Second Priority Collateral Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Second Priority Indenture Trustee,

and

AFFINION GROUP HOLDINGS, INC.,

as Holdings

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8.4	Information Concerning Financial Condition of Holdings and its Subsidiaries	27
8.5	Certain Successors	27
8.6	Application of Payments	27
8.7	Marshalling of Assets	27
8.8	Purchase Option in Favor of Second Priority Secured Parties	28
8.9	Notices	31
8.10	Further Assurances	32
8.11	Governing Law	32
8.12	Binding on Successors and Assigns; No Third Party Beneficiaries	32
8.13	Specific Performance	32
8.14	Section Titles; Time Periods	33
8.15	Counterparts	33
8.16	Authorization	33
8.17	Effectiveness	33
8.18	Provisions Solely to Define Relative Rights	33
8.19	Exclusive Means of Exercising Rights under this Agreement	34
8.20	Right of First Priority Collateral Agent to Continue	34
8.21	Interpretation	35
8.22	Forum Selection and Consent to Jurisdiction	35
8.23	WAIVER OF RIGHT TO TRIAL BY JURY	35
8.24	No Contest	36

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INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of December 12, 2013, is among DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA, N.A.), as collateral agent for the First Priority Secured Parties under the First Priority Documents referenced below (in such capacity, the “First Priority Collateral Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA, N.A.), as administrative agent under the First Priority Documents referenced below (in such capacity, the “First Priority Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Second Priority Secured Parties under the Second Priority Documents referenced below (in such capacity, the “Second Priority Collateral Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee under the Second Priority Documents referenced below (in such capacity, the “Second Priority Indenture Trustee”), and AFFINION GROUP HOLDINGS, INC., a Delaware corporation (“Holdings”).

W I T N E S S E T H:

WHEREAS, Affinion Group, Inc. (“AGI”), the Person or Persons from time to time party thereto as lenders, the First Priority Administrative Agent, the First Priority Collateral Agent, Holdings and the other “Guarantors” specified therein previously entered into a certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (as so amended and restated and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “First Priority Credit Agreement”);

WHEREAS, Holdings has granted to the First Priority Collateral Agent, for the benefit of the First Priority Secured Parties, security interests in the Shared Collateral (as hereinafter defined) as security for payment and performance of the First Priority Claims (as hereinafter defined);

WHEREAS, Holdings, the Second Priority Indenture Trustee and the Second Priority Collateral Agent, have entered into a certain Trust Indenture, dated December 12, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Second Priority Indenture”); and

WHEREAS, Holdings will grant to the Second Priority Collateral Agent, for the benefit of the Second Priority Secured Parties, security interests in the Shared Collateral as security for payment and performance of the Second Priority Claims (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions.

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms indicated):

“AGI” is defined in the first recital.

“Agreement” means this Intercreditor Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. 101 et seq.).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, NY or the state where any of the First Priority Collateral Agent’s, the Second Priority Collateral Agent’s, the First Priority Administrative Agent’s or the Second Priority Indenture Trustee’s office for notices pursuant to Section 8.9 is located.

“Collateral Documents” means the First Priority Collateral Documents and the Second Priority Collateral Documents (and including, for sake of clarity, this Agreement).

“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement.

“Defaulting Creditor” is defined in Section 8.8(d).

“DIP Financing” is defined in Section 6.1.

“Discharge of First Priority Claims” means, except to the extent otherwise provided in Section 6.4 the occurrence of each of the following: (a) payment in full in cash of (i) the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding in respect of a First Priority Obligor whether or not such interest would be allowed in such Insolvency Proceeding) and premium, if any, on all Indebtedness outstanding under the First Priority Documents and, with respect to letters of credit outstanding thereunder, if any, termination thereof or delivery of cash collateral or backstop letters of credit in respect thereof and for the full amount thereof (or such greater amount as may be required under the First Priority Documents) in compliance with such First Priority Documents, in each case after or concurrently with termination of all commitments to extend credit thereunder and (ii) any other First Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, in each case other than obligations that constitute Unasserted Contingent Obligations at the time such principal and interest is paid; and (b) delivery by the First Priority Administrative Agent to the First Priority Collateral Agent (with copies to the Second Priority Indenture Trustee and Second Priority Collateral Agent) of a written notice that the Discharge of First Priority Claims has occurred.

“Discharge of Second Priority Claims” means, except to the extent otherwise provided in Section 6.4 or except to the extent the relevant Indebtedness described below is excluded from

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the definition of Second Priority Claims the occurrence of each of the following: (a) payment in full in cash of (i) the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding in respect of Holdings, whether or not such interest would be allowed in such Insolvency Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Priority Documents, after or concurrently with termination of all commitments to extend credit thereunder and (ii) any other Second Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, in each case other than obligations that constitute Unasserted Contingent Obligations at the time such principal and interest is paid; and (b) delivery by the Second Priority Indenture Trustee to the Second Priority Collateral Agent of a written notice that the Discharge of Second Priority Claims has occurred.

“Eligible Purchaser” is defined in Section 8.8(a).

“First Priority Administrative Agent” shall include, in addition to the First Priority Administrative Agent defined in the preamble, any successor thereto appointed by the requisite First Priority Secured Parties exercising substantially the same rights and powers.

“First Priority Claims” means (a) all First Priority Credit Agreement Obligations and (b) all other Indebtedness or other obligations (including guarantee obligations) of Holdings, AGI or any other First Priority Obligor under any First Priority Document. First Priority Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency Proceeding of such First Priority Obligor, accrue) after the commencement of an Insolvency Proceeding of a First Priority Obligor in accordance with and at the rate specified in the relevant First Priority Document (including guaranty obligations in respect thereof), whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding. For the avoidance of any doubt, First Priority Claims shall include the fees, expenses, disbursements and indemnities of the First Priority Collateral Agent (including guaranty obligations in respect thereof). To the extent any payment with respect to the First Priority Claims (whether by or on behalf of any First Priority Obligor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding the foregoing, the Second Priority Claims will not constitute First Priority Claims even if any proceeds thereof are used to repay any First Priority Claims.

“First Priority Collateral Agent” shall include, in addition to the First Priority Collateral Agent defined in the preamble, any successor thereto appointed by the requisite First Priority Secured Parties exercising substantially the same rights and powers.

“First Priority Collateral Documents” mean, collectively, the First Priority Holdings Guarantee and Pledge Agreement, any other “Collateral Document” (as defined in the First Priority Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted to secure (or perfect, preserve or maintain the security of) any First Priority Claim or under which rights or remedies with respect to such Liens are governed.

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“First Priority Credit Agreement” is defined in the first recital; provided that the term “First Priority Credit Agreement” shall (a) also include any renewal, extension, refunding, restructuring, replacement or refinancing thereof (whether with the original lenders or with an administrative agent or agents or other lenders, whether provided under the original First Priority Credit Agreement or any other credit or other agreement or indenture and whether entered into concurrently with or subsequent to the termination of the prior First Priority Agreement), and (b) exclude the Second Priority Documents.

“First Priority Credit Agreement Obligations” means all “Obligations” as defined in the First Priority Credit Agreement and all other Obligations under the First Priority Documents.

“First Priority Documents” means the First Priority Credit Agreement, the First Priority Collateral Documents, the other “Loan Documents” (as defined in the First Priority Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any First Priority Claims, and any other related document or instrument executed or delivered pursuant to any of the foregoing at any time or otherwise evidencing any First Priority Claims thereunder, as any such document or instrument may be amended, supplemented, amended and restated or otherwise modified from time to time.

“First Priority Holdings Guarantee and Pledge Agreement” means the Amended and Restated Holdings Guarantee and Pledge Agreement, dated as of April 9, 2010, among Holdings and the First Priority Collateral Agent, as so amended and restated and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time.

“First Priority Issuing Bank” means “Issuing Bank” as defined in the First Priority Credit Agreement.

“First Priority Letter of Credit” means “Letter of Credit” as defined in the First Priority Credit Agreement.

“First Priority Liens” means all Liens over the Shared Collateral that secure the First Priority Claims.

“First Priority Obligor” means, Holdings, AGI and each other subsidiary of AGI obligated under any First Priority Document.

“First Priority Secured Parties” means the “Secured Parties” as defined in the First Priority Credit Agreement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Holdings” is defined in the preamble.

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“Indebtedness” means “Indebtedness” as defined in the First Priority Credit Agreement as in effect on the date hereof or as amended or otherwise modified from time to time to the extent permitted by this Agreement.

“Insolvency Proceeding” means, with respect to any Person, (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to such Person as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to such Person as a debtor or with respect to any substantial part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of such Person, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

“Junior Priority Bankruptcy Payments” is defined in Section 6.2.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property).

“Non-Conforming Plan of Reorganization” any Plan of Reorganization whose provisions are inconsistent with or in contravention of the provisions of this Agreement, including any plan of reorganization that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions of Section 2 (including the Lien priorities of Section 2.1), the provisions of Section 4 or the provisions of Section 6.

“Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, damages, expense reimbursement obligations (including, without limitation, reasonable and documented attorneys’ fees and expenses) or other liabilities payable under the documentation governing any Indebtedness and (c) any obligation to post cash collateral in respect of letters of credit and any other obligations.

“Obligors” means, collectively, Holdings and, with respect to any First Priority Claim or First Priority Document, each other First Priority Obligor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency Proceeding in respect of Holdings and/or any other Obligor, as the context may require.

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“Recovery” is defined in Section 6.4.

“Relevant Directing Party” means the following Person(s) who are entitled to provide instructions or directions with respect to the Shared Collateral: (a) until the Discharge of First Priority Claims has occurred, the First Priority Collateral Agent and (b) following the Discharge of First Priority Claims and until the Discharge of Second Priority Claims has occurred, the Second Priority Collateral Agent.

“Second Priority Claims” means (a) all Second Priority Trust Indenture Obligations and (b) all other Indebtedness or other obligations of Holdings under any Second Priority Document. Second Priority Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency Proceeding, accrue) after the commencement of an Insolvency Proceeding in respect of Holdings in accordance with and at the rate specified in the relevant Second Priority Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding. For the avoidance of any doubt, Second Priority Claims shall include the fees, expenses, disbursements and indemnities of the Second Priority Collateral Agent. To the extent any payment with respect to the Second Priority Claims (whether by or on behalf of Holdings, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Collateral Agent” shall include, in addition to the Second Priority Collateral Agent defined in the preamble, any successor thereto appointed by the requisite Second Priority Secured Parties exercising substantially the same rights and powers.

“Second Priority Collateral Documents” mean collectively, the Second Priority Holdings Pledge Agreement, any other “Security Document” (as defined in the Second Priority Trust Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted to secure (or perfect, preserve or maintain the security of) any Second Priority Claim or under which rights or remedies with respect to such Liens are governed.

“Second Priority Documents” means the Second Priority Trust Indenture, the Second Priority Collateral Documents, the Notes (as defined in the Second Priority Trust Indenture), and each of the other agreements, documents and instruments providing for or evidencing any Second Priority Claims, and any other related document or instrument executed or delivered pursuant to any of the foregoing at any time or otherwise evidencing any Second Priority Claims thereunder, as any such document or instrument may be amended, supplemented, amended and restated or otherwise modified from time to time.

“Second Priority Holdings Pledge Agreement” means the Collateral Agreement dated 12 December 2013 among Holdings, the Second Priority Indenture Trustee and the Second Priority Collateral Agent, as the same may be amended, supplemented, amended and restated, replaced or otherwise modified from time to time.

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“Second Priority Indenture Trustee” shall include, in addition to the Second Priority Indenture Trustee defined in the preamble, any successor thereto appointed by the requisite Second Priority Secured Parties exercising substantially the same rights and powers.

“Second Priority Liens” means all Liens over the Shared Collateral that secure the Second Priority Claims.

“Second Priority Secured Parties” means the “Secured Parties” as defined in the Second Priority Holdings Pledge Agreement.

“Secured Parties” means collectively, the First Priority Secured Parties and the Second Priority Secured Parties.

“Second Priority Trust Indenture” is defined in the third recital; provided that the term “Second Priority Trust Indenture” shall (a) also include any renewal, extension, refunding, restructuring, replacement or refinancing thereof whether with the original noteholders or with a trustee, an administrative agent or agents or other noteholders or lenders, whether provided under the original Second Priority Trust Indenture or any other credit or other agreement or indenture and whether entered into concurrently with or subsequent to the termination of the prior Second Priority Trust Indenture and (b) exclude the First Priority Documents.

“Second Priority Trust Indenture Obligations” means all Obligations under the Second Priority Documents.

“Shared Collateral” means any property, real, personal or mixed, of Holdings in which both: (a) the First Priority Collateral Agent or any First Priority Secured Party has a security interest pursuant to any First Priority Collateral Document; and (b) the Second Priority Collateral Agent or any Second Priority Secured Party has a security interest pursuant to any Second Priority Collateral Document.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Unasserted Contingent Obligations” shall mean, at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (a) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (b) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

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“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

“Use of Cash Collateral” is defined in Section 6.1.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, document or other writing herein shall be construed as referring to such agreement, document or other writing as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns to the extent that such successors and assigns are permitted pursuant to the applicable agreement, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and general intangibles, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretation promulgated thereunder and (h) underscored references to Sections or clauses shall refer to those portions of this Agreement, and any underscored references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

Section 2. Lien Priorities.

2.1 Relative Priorities. Irrespective of the date, time, method, manner or order of grant, attachment or perfection of any Lien granted to the First Priority Collateral Agent, the Second Priority Collateral Agent, any First Priority Secured Party, any Second Priority Secured Party or any other Person on the Shared Collateral (including, in each case, irrespective of whether any such Lien is granted, or secures obligations relating to the period, before or after the commencement of any Insolvency Proceeding in respect of Holdings or any other Obligor) and notwithstanding (i) any provision of the UCC or any other applicable law or the Second Priority Documents, or any defect or deficiency in, or failure to attach or perfect any aspect or portion of any First Priority Lien, to the contrary, (ii) the fact that any First Priority Lien may have been subordinated, voided, avoided, set aside, invalidated or lapsed or (iii) any other circumstance whatsoever, including a circumstance that might be a defense available to, or a discharge of, a Holdings in respect of a First Priority Claim or a Second Priority Claim or any holder of such claims, each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby agrees that: (A) any Lien on the Shared Collateral securing any First Priority Claim now or hereafter held by the First Priority Secured Parties shall be senior in priority in all respects to any Lien on the Shared

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Collateral securing the Second Priority Claims; and (B) any Lien on the Shared Collateral now or hereafter securing any Second Priority Claim regardless of how or when acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in priority in all respects to all Liens on the Shared Collateral securing the First Priority Claims. All Liens on the Shared Collateral securing the First Priority Claims shall be and remain first in priority in all respects to all Liens on the Shared Collateral securing the Second Priority Claims for all purposes, whether or not such First Priority Liens are subordinated to any Lien securing any other obligation of Holdings.

2.2 Prohibition on Contesting Liens. Each of the First Priority Collateral Agent and the First Priority Administrative Agent, on behalf of itself and the other First Priority Secured Parties, and each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that it shall not (and hereby waives any right to) contest or support, directly or indirectly, any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity, perfection or enforceability of (a) the First Priority Claims or any Lien held by the First Priority Secured Parties in the Shared Collateral securing the First Priority Claims or (b) the Second Priority Claims or any Liens by the Second Priority Secured Parties in the Shared Collateral securing the Second Priority Claims, as the case may be.

2.3 Nature of First Priority Credit Agreement Obligations. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, acknowledges that a portion of the First Priority Claims are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed without affecting the lien subordination or other provisions of this Agreement.

Section 3. Enforcement.

3.1 Exercise of Remedies.

(a) (i) So long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any First Priority Obligor, none of the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party will (and each such Person hereby waives any right to) (A) exercise or seek to exercise any rights or remedies (including the exercise of any right of setoff or any right under any lockbox agreement or account control agreement and including the exercise of any right to direct or provide direction or orders with respect to the Shared Collateral or to any account bank, securities intermediary or any other custodian as to the disposition of the asset or property on deposit in, carried in or otherwise credited to any deposit accounts or securities accounts) with respect to any Shared Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including any action of foreclosure, any exercise of any right under any control agreement in respect of a deposit account, securities account, security entitlement or other investment property constituting Shared Collateral (including, without limitation, any right to direct or provide direction or orders with respect to the Shared Collateral or to any account bank, securities intermediary or other custodian as to the disposition of the asset or property on deposit in, carried in or otherwise credited to any deposit accounts or

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securities accounts), (C) exercise any other rights or remedies relating to the Shared Collateral under the Second Priority Documents or otherwise, (D) contest, protest or object to any foreclosure proceeding or other action brought by the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party or (E) object to the forbearance by the First Priority Collateral Agent, the First Priority Administrative Agent or any First Priority Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any right or remedy relating to the Shared Collateral; and (ii) so long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any First Priority Obligor, the First Priority Collateral Agent, the First Priority Administrative Agent and the other First Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including the exercise of any right of setoff, any right to credit bid or any right under any lockbox agreement or account control agreement and including the exercise of any right to direct or provide direction or orders with respect to the Shared Collateral or to any account bank, securities intermediary or any other custodian as to the disposition of the asset or property on deposit in, carried in or otherwise credited to any deposit accounts or securities accounts), refrain from enforcing or exercising remedies, make determinations in connection with any enforcement of rights and remedies regarding release or disposition of, or restrictions with respect to, the Shared Collateral, and otherwise enforce the rights and remedies of a secured creditor under the UCC and the bankruptcy laws of any applicable jurisdiction without the consent of or any consultation with the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party; provided that with respect to clauses (i) and (ii) above, (1) in any Insolvency Proceeding commenced by or against Holdings, any Second Priority Secured Party may file a claim or statement of interest with respect to the Second Priority Claims, (2) the Second Priority Collateral Agent may take any action not adverse to the Liens on the Shared Collateral securing the First Priority Claims or the rights of the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party to exercise remedies in respect thereof in order to establish, preserve, or perfect its rights in the Shared Collateral, (3) any Second Priority Secured Party shall be entitled to (u) file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the Second Priority Claims, including any claim secured by the Shared Collateral, if any, in each case in accordance with the terms of this Agreement, (v) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of Holdings arising under the Bankruptcy Code (excluding exercising the right, if any, to file an involuntary petition against Holdings), any similar law or any applicable non-bankruptcy law, in each case to the extent not inconsistent with the other terms of this Agreement (it being understood that no Second Priority Secured Party shall be entitled to assert any right or interest of an unsecured creditor (or otherwise) that they would not be entitled to assert hereunder as a secured creditor, and, specifically, that no Second Priority Secured Party shall be entitled to assert any right or interest of an unsecured creditor (or

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otherwise), of any kind or nature, in respect of any Use of Cash Collateral, DIP Financing or sale of any assets of Holdings, in each case to which holders of a majority of First Priority Claims have consented), (w) exercise any rights and remedies as an unsecured creditor against Holdings in accordance with the Second Priority Documents and applicable law, in each case to the extent not inconsistent with the other terms of this Agreement (it being understood that no Second Priority Secured Party shall be entitled to assert any right or interest of an unsecured creditor (or otherwise) that they would not be entitled to assert hereunder as a secured creditor) and excluding the filing of pleadings, objections, motions or agreements covered by the preceding clause (v), (x) bid (but only for cash, and not by way of credit bid or otherwise) for or purchase (but only for cash, and not by way of credit bid or otherwise) Shared Collateral at any private or judicial foreclosure upon such Shared Collateral initiated by any secured party in respect thereof, (y) file any notice of or vote any claim in any Insolvency Proceeding of Holdings but solely in accordance with Section 6.7 of this Agreement and (z) file any proof of claim and other filings, appear and be heard on any matter in connection therewith and make any arguments and motions that are, in each case, not inconsistent with the other terms of this Agreement, with respect to the Second Priority Claims and the Shared Collateral (it being understood that no Second Priority Secured Party shall be entitled to assert any right or interest of an unsecured creditor (or otherwise) that they would not be entitled to assert hereunder as a secured creditor) and excluding the filing of pleadings, objections, motions or agreements covered by the preceding clause (v), and (4) nothing herein shall be construed to limit or impair in any way the right of any Second Priority Secured Party to receive any remaining Shared Collateral and proceeds of Shared Collateral after the Discharge of First Priority Claims has occurred. In exercising rights and remedies with respect to the Shared Collateral, the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party may enforce the provisions of the First Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion except that, following the Discharge of First Priority Claims and until the Discharge of Second Priority Claims has occurred, the Second Priority Collateral Agent, the Second Priority Indenture Trustee or the other Second Priority Secured Parties may enforce the provisions of the Second Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by the First Priority Collateral Agent, the First Priority Administrative Agent and the other First Priority Secured Parties (or, following the Discharge of First Priority Claims and until the Discharge of Second Priority Claims has occurred, the Second Priority Collateral Agent, the Second Priority Indenture Trustee and the other Second Priority Secured Parties) to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured party under the UCC of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

(b) (i) Until the Discharge of First Priority Claims has occurred, each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that it will not, in connection with the exercise of any right or remedy (including the exercise of any right of setoff or any right under any lockbox agreement or account control agreement with respect to any Shared Collateral (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived until after the Discharge of First Priority Claims any right to) take or receive any Shared Collateral or any proceeds of Shared Collateral.

(ii) Without limiting the generality of the foregoing clause (i), unless and until the Discharge of First Priority Claims has occurred, except as expressly provided in the proviso in clause (a) of Section 3.1, the sole right of the Second Priority Indenture Trustee, the Second Priority Collateral Agent and the other Second Priority Secured Parties as secured parties with

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respect to the Shared Collateral is to hold a perfected Lien on the Shared Collateral pursuant to the Second Priority Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Priority Claims has occurred.

(c) Holdings agrees that it will not, and will not permit any of its Subsidiaries to, in connection with the exercise of any right or remedy with respect to any Shared Collateral by the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party, transfer, deliver or pay, as applicable, to the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party, any Shared Collateral or any proceeds of Shared Collateral unless and until the Discharge of First Priority Claims has occurred.

(d) (i) Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that the Second Priority Secured Parties will not (and instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to) take any action (other than as provided in Section 3.1(a)) that would hinder or cause to delay any exercise of remedies undertaken by the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party under the First Priority Documents as secured parties in respect of any Shared Collateral, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise.

(ii) Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby irrevocably, absolutely and unconditionally waives any and all rights it or the Second Priority Secured Parties may have as a junior lien creditor or otherwise (whether arising under the UCC or any other law) to object to the manner (including by judicial foreclosure, non-judicial foreclosure, strict foreclosure or otherwise) in which the First Priority Collateral Agent, the First Priority Administrative Agent or the other holders of First Priority Claims seek to enforce the Liens granted in any of the Shared Collateral except that there shall be no waiver of the obligation, if any, of the First Priority Collateral Agent or the First Priority Administrative Agent to dispose of the Shared Collateral in a “commercially reasonable” manner within the meaning of any applicable UCC.

(iii) Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Priority Collateral Documents or any other Second Priority Document (other than this Agreement) is intended to restrict in any way the rights and remedies of the First Priority Collateral Agent, the First Priority Administrative Agent or the First Priority Secured Parties with respect to the Shared Collateral as set forth in this Agreement and the First Priority Documents.

3.2 Cooperation. Subject to the proviso in Section 3.1(a), each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that, unless and until the Discharge of First Priority Claims has occurred, it will not, and shall be deemed to have waived any right to, commence, or join with any Person in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien with respect to Shared Collateral held by it under any Second Priority Document.

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3.3 Notices of Default. Each of the First Priority Collateral Agent, the Second Priority Collateral Agent, the First Priority Administrative Agent and the Second Priority Indenture Trustee will provide such information as it may have to the others as the others may from time to time reasonably request concerning the status of the exercise of any enforcement action against the Shared Collateral, and each of the First Priority Collateral Agent, the Second Priority Collateral Agent, the First Priority Administrative Agent and the Second Priority Indenture Trustee shall be available on a reasonable basis during normal business hours to review with each other alternatives available in exercising such rights; provided that the failure of any of them to do any of the foregoing shall not affect the relative priorities of the First Priority Liens or the Second Priority Liens as provided herein or the validity or effectiveness of any notice or demand as against Holdings. Holdings hereby consents and agrees to each of the First Priority Collateral Agent, the Second Priority Collateral Agent, the First Priority Administrative Agent and the Second Priority Indenture Trustee providing any such information to the other and to such actions by any of them and waives any right or claim against any of them arising as a result of such information or actions.

Section 4. Payments.

4.1 Application of Proceeds

i. As long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency Proceeding has been commenced by or against Holdings or any other Obligor, the cash proceeds of Shared Collateral received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies, shall, after payment of all outstanding fees, expenses (including reasonable fees and expenses of counsel), disbursements and indemnities of the First Priority Collateral Agent, be delivered by the First Priority Collateral Agent to the First Priority Administrative Agent for application against the First Priority Claims in such order as the First Priority Administrative Agent may determine in its sole discretion and in accordance with the First Priority Documents until the Discharge of First Priority Claims has occurred. Upon the Discharge of First Priority Claims, (i) the First Priority Administrative Agent shall promptly deliver to the First Priority Collateral Agent (with copies to the Second Priority Collateral Agent and the Second Priority Indenture Trustee) a written notice stating that the Discharge of First Priority Claims has occurred and (ii) promptly following receipt of such notice in clause (i), the First Priority Collateral Agent or First Priority Administrative Agent, as applicable, shall deliver at the cost of Holdings, to the Second Priority Collateral Agent for distribution to the Second Priority Indenture Trustee for the benefit of the Second Priority Secured Parties any proceeds of Shared Collateral held by it in the same form as received, with any necessary endorsement or as a court of competent jurisdiction may otherwise direct.

ii. Following the Discharge of First Priority Claims and until the Discharge of Second Priority Claims has occurred, whether or not any Insolvency Proceeding has been commenced by or against Holdings, the cash proceeds of Shared Collateral received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the

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exercise of remedies, shall, after payment of all outstanding fees, expenses (including reasonable fees and expenses of counsel), disbursements and indemnities of the Second Priority Collateral Agent, be delivered by the Second Priority Collateral Agent to the Second Priority Indenture Trustee for application against the Second Priority Claims in such order as is specified in the Second Priority Documents until the Discharge of Second Priority Claims has occurred.

4.2 Payments Over. Except as expressly provided in Section 6.8, so long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency Proceeding has been commenced by or against Holdings or any other Obligor, any Shared Collateral or proceeds thereof received by the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Shared Collateral in contravention of this Agreement or any distribution received on account of or by virtue of any Lien on the Shared Collateral in any Insolvency Proceeding in respect of Holdings (including any distribution on account of or otherwise by virtue of any Lien on the Shared Collateral under any Plan of Reorganization) shall, be segregated and held in trust and forthwith paid over to the First Priority Collateral Agent for the benefit of the First Priority Secured Parties in the same form as received, with any necessary endorsement, or as a court of competent jurisdiction may otherwise direct. The First Priority Collateral Agent is hereby authorized to make any such endorsement as agent for the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party. This authorization is coupled with an interest and is irrevocable until the Discharge of First Priority Claims has occurred. For the avoidance of doubt, the Second Priority Claims shall not be reduced or satisfied by any amounts or distributions required to be paid over to the First Priority Administrative Agent pursuant hereto.

Section 5. Other Agreements.

5.1 Releases.

(a) If, in connection with (i) the exercise of any remedies by the First Priority Collateral Agent or any other First Priority Secured Party in respect of the Shared Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Shared Collateral or (ii) any sale, lease, exchange, transfer or other disposition of any Shared Collateral permitted under the terms of the First Priority Documents and the Second Priority Documents (in each case, as in effect on the date hereof), the First Priority Collateral Agent, on behalf of itself and the other First Priority Secured Parties, releases any of its Liens on any part of the Shared Collateral, the Lien of the Second Priority Collateral Agent for the benefit of the Second Priority Secured Parties on such Shared Collateral (but not on any proceeds of such Collateral not required to be paid to the First Priority Secured Parties for application to the First Priority Claims) shall be automatically and unconditionally released with no further consent or action of any Person, and each of the Second Priority Collateral Agent the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, shall promptly execute and deliver, at the expense of Holdings, to the First Priority Collateral Agent and the First Priority Administrative Agent and Holdings such termination statements, releases and other documents as the First Priority Collateral Agent, the First Priority Administrative Agent and Holdings (in the case of Holdings, to the extent permitted by the First Priority Documents) may reasonably request to effectively confirm such release at the expense of Holdings.

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(b) Until the Discharge of First Priority Claims occurs, each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby irrevocably constitutes and appoints the First Priority Collateral Agent and any officer or agent of the First Priority Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Person or in the First Priority Collateral Agent’s own name, from time to time in the First Priority Collateral Agent’s discretion (as directed by the First Priority Administrative Agent in writing), for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all releases, documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any financing statements, mortgage releases, intellectual property releases, endorsements or other instruments of transfer or release.

5.2 [Reserved]..

5.3 Amendments to Second Priority Documents, etc.

(a) Unless and until the Discharge of First Priority Claims has occurred, without the prior written consent of the First Priority Administrative Agent (and the First Priority Collateral Agent, to the extent an amendment, supplement or modification would affect its respective rights, protections or obligations), no Second Priority Collateral Document covering Shared Collateral may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document covering Shared Collateral, would be inconsistent with any of the terms of this Agreement or the First Priority Documents.

(b) Each of the Second Priority Indenture Trustee and the Second Priority Collateral Agent agrees that each Second Priority Collateral Document granting a Lien on any Shared Collateral shall include the following language (or similar language satisfactory to the First Priority Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to [Insert name of party then acting as the collateral agent thereunder] pursuant to this Agreement and the exercise of any right or remedy by [Insert name of party then acting as the collateral agent thereunder] hereunder are subject to the provisions of the Intercreditor Agreement, dated as of December 12, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Intercreditor Agreement”), among Deutsche Bank Trust Company Americas, in its capacity as First Priority Collateral Agent, Deutsche Bank Trust Company Americas, in its capacity as First Priority Administrative Agent, Wells Fargo Bank, National Association, in its capacity as Second Priority Collateral Agent, Wells Fargo Bank, National Association, in its capacity as Second Priority Indenture Trustee, and the other parties thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

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(c) Unless and until the Discharge of First Priority Claims has occurred, in the event the First Priority Collateral Agent or the First Priority Administrative Agent enters into any amendment, waiver or consent in respect of any First Priority Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provision of, any First Priority Collateral Document covering Shared Collateral or changing in any manner the rights of the First Priority Collateral Agent, the First Priority Administrative Agent, the other First Priority Secured Parties or Holdings thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of each Second Priority Collateral Document insofar as such comparable provision relates to the Shared Collateral without the consent of the Second Priority Collateral Agent, the Second Priority Indenture Trustee or the Second Priority Secured Parties and without any action by any of them or Holdings; provided that (i) no such amendment, waiver or consent shall have the effect of (A) removing assets subject to the Lien of the Second Priority Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 and provided there is a corresponding release of the Lien securing the First Priority Claims, (B) imposing duties or adding liabilities on the Second Priority Collateral Agent or any other Second Priority Secured Party without its consent or (C) permitting other Liens on the Shared Collateral which are prohibited under the terms of the Second Priority Documents or Section 6, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Priority Collateral Agent or any other Second Priority Secured Party (and not the First Priority Secured Parties in a like or similar manner) shall not apply to the Second Priority Collateral Documents without the consent of the Second Priority Collateral Agent (acting at the written direction of the Second Priority Indenture Trustee (itself acting at the written direction of the requisite Second Priority Secured Parties in accordance with the Second Priority Trust Indenture)), and (iii) notice of such amendment, waiver or consent shall have been given by the First Priority Administrative Agent to the Second Priority Collateral Agent (unless it is the same Person as the First Priority Collateral Agent), within 10 Business Days after the effective date thereof; provided, further, that (x) nothing contained in this clause (c) shall impair the rights of the First Priority Collateral Agent, the First Priority Administrative Agent and the holders of First Priority Claims, or the obligations and agreements of the Second Priority Collateral Agent and the other Second Priority Secured Parties, under Sections 3 and 5.1 (y) nothing contained in this clause (c) shall limit the rights of the Second Priority Collateral Agent, the Second Priority Indenture Trustee and the holders of the Second Priority Claims with respect to any assets or property of Holdings (other than Shared Collateral) over which a Lien has been created as security for the Second Priority Claims or any rights related to the realization thereof and (z) the First Priority Collateral Documents and the Second Priority Collateral Documents may, without the consent of any Second Priority Secured Party, be amended or modified pursuant to this Section 5.3(c) to secure additional extensions of credit and add additional secured creditors as long as such amendments or modifications do not violate the express provisions of any Second Priority Document.

(d) The First Priority Documents may be amended, supplemented or otherwise modified in accordance with their terms and the First Priority Credit Agreement may be refinanced, in each case, without notice to, or the consent of, the Second Priority Collateral Agent or the other Second Priority Secured Parties, and in each case subject to the terms hereof, all without affecting the lien subordination or other provisions of this Agreement.

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(e) Without the written consent of the First Priority Administrative Agent, none of the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party will be entitled to agree (and none of them will agree) to any amendment to, or modification of, or consent to any waiver of departure from, the Second Priority Documents, whether in a refinancing or otherwise, that is prohibited by or in contravention of this Agreement or the First Priority Documents as in effect on the date hereof (in relation to which, the Second Priority Indenture Trustee and the Second Priority Collateral Agent shall be entitled to rely on a certificate from Holdings that a proposed amendment to, modification of, waiver of or departure from a Second Priority Documents is prohibited by, or in contravention of, the First Priority Documents as in effect on the date hereof, unless the Second Priority Indenture Trustee or the Second Priority Collateral Agent receive notice to the contrary from the First Priority Administrative Agent).

(f) Unless and until the Discharge of First Priority Claims has occurred, the Second Priority Secured Parties shall not consent to the release of any Second Priority Lien on any Shared Collateral without the written consent of the First Priority Administrative Agent, except for releases in connection with the Discharge of Second Priority Claims (or a full or partial refinancing thereof) with respect to such Shared Collateral for which the First Priority Lien is also released or to the extent permitted under the First Priority Credit Agreement (in relation to which, the Second Priority Indenture Trustee and the Second Priority Collateral Agent shall be entitled to rely on a certificate from Holdings (copied to the First Priority Administrative Agent) that a release of any Second Priority Lien on Shared Collateral is permitted under the First Priority Credit Agreement, unless the Second Priority Indenture Trustee or the Second Priority Collateral Agent receive notice within five (5) Business Days to the contrary from the First Priority Administrative Agent).

5.4 Rights as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against Holdings in accordance with the terms of the Second Priority Documents and applicable law only to the extent set forth in the proviso of Section 3.1(a) hereof. Nothing in this Agreement shall prohibit the receipt by any Second Priority Secured Party of any payment of interest and principal on the Second Priority Claims, together with any reimbursable fees and expenses and other amounts due in respect thereof, so long as such receipt is not (a) the direct or indirect result of the exercise by any Second Priority Secured Party of rights and remedies as a secured creditor in respect of the Second Priority Claims or enforcement of any Second Priority Lien, in either case in contravention of this Agreement, or (b) a distribution in any Insolvency Proceeding of Holdings on account of or otherwise by virtue of any Second Priority Lien (including any distribution on account of or otherwise by virtue of any Lien on the Shared Collateral under any Plan of Reorganization), other than as permitted by Section 6.8 hereof. In the event that any Second Priority Secured Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of the Second Priority Claims, such judgment lien shall be subject to the terms of this Agreement (including in relation to the First Priority Liens and the First Priority Claims and including in relation to the Second Priority Liens and Second Priority Claims) to the same extent as the other

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Liens securing the Second Priority Claims (created pursuant to the Second Priority Collateral Documents) are subject to the terms of this Agreement. Nothing in this Agreement modifies any right or remedy the holders of First Priority Claims or, after the Discharge of First Priority Claims has occurred, the holders of Second Priority Claims may have with respect to the Shared Collateral.

5.5 Bailee and Agent for Perfection. The First Priority Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession over Shared Collateral pursuant to any of the First Priority Collateral Documents (any such Shared Collateral, as updated from time to time in accordance with the relevant Collateral Document, the “Bailment Collateral”), such possession or control is also held as a bailee and agent for perfection for, on behalf of and for the benefit of, the Second Priority Collateral Agent (as collateral agent for the Second Priority Secured Parties), such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC, and in each case solely to the extent required to perfect and enforce their security interests in such Bailment Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the First Priority Collateral Agent, the First Priority Administrative Agent or any First Priority Secured Party (or any third party acting on their behalf) with respect to such Bailment Collateral or provide the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party with any rights with respect to such Bailment Collateral beyond those specified in this Agreement or the Second Priority Collateral Documents (it being understood that the First Priority Collateral Agent’s duty under this Section 5.5 shall be limited solely to holding any such Bailment Collateral as bailee and agent for perfection); provided that promptly following the Discharge of First Priority Claims, the First Priority Collateral Agent (upon the written direction of the First Priority Administrative Agent) shall deliver to the Second Priority Collateral Agent, at Holdings’ cost and expense, such Bailment Collateral in its possession together with any necessary endorsements or direct and deliver such Bailment Collateral as a court of competent jurisdiction may otherwise direct.

Section 6. Insolvency Proceedings

6.1 Finance and Sale Issues.

(a) Until the Discharge of First Priority Claims has occurred, if Holdings shall be subject to any Insolvency Proceeding and the First Priority Administrative Agent shall desire to permit the use of cash collateral arising from the Shared Collateral (as such term is defined in Section 363(a) of the Bankruptcy Code) under Section 363 of the Bankruptcy Code (“Use of Cash Collateral”) or to permit an Holdings to obtain financing, whether from the First Priority Secured Parties, any other Person, or any combination thereof, under Section 364 of the Bankruptcy Code secured by any Shared Collateral (“DIP Financing”), then each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that (i) it shall not be entitled to raise (and will not raise), but instead shall be deemed to have otherwise irrevocably, absolutely, and unconditionally waived any right to raise, any objection to such Use of Cash Collateral or DIP Financing (and instead will be deemed to have consented to such Use of Cash Collateral or DIP Financing), (ii) it shall not be entitled to request (and will not request) adequate protection or any other relief in

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connection therewith (except as expressly agreed by the First Priority Administrative Agent or to the extent permitted by Section 6.2), and (iii) to the extent the First Priority Liens are junior in priority to or pari passu with Liens granted in connection with such Use of Cash Collateral or such DIP Financing (including adequate protection Liens), the Second Priority Liens in the Shared Collateral shall be maintained as junior in priority to the First Priority Liens as contemplated hereunder and to such Liens granted in connection with such Use of Cash Collateral or such DIP Financing on the same basis as the Second Priority Liens are junior in priority to First Priority Liens under this Agreement. Without limiting the other provisions of this Agreement, nothing in this Section 6.1(a) is intended to limit the ability of the First Priority Secured Parties or the Second Priority Secured Parties to participate in, support, or object to any Use of Cash Collateral or DIP Financing that does not involve the Shared Collateral. Each of the Second Priority Secured Parties agrees that none of them shall offer to provide, administer or syndicate any DIP Financing to Holdings unless (i) the application of the proceeds of such DIP Financing would result in the Discharge of the First Priority Claims or (ii) consented to by the First Priority Administrative Agent.

(b) Until the Discharge of First Priority Claims has occurred, the Second Priority Secured Parties, in any Insolvency Proceeding in respect of Holdings, shall not be entitled to oppose (and shall not oppose) (1) any sale or disposition of any assets or property of Holdings constituting Shared Collateral, or (2) any procedure governing sale or disposition of any assets or property of Holdings constituting Shared Collateral, in each case that is supported by the First Priority Administrative Agent, and the Second Priority Secured Parties will be deemed to have consented under Section 363 of the Bankruptcy Code to any such sale, and any procedure for such sale (and in each case any motion in support hereof), supported by such First Priority Secured Parties and to have released (and to have consented to the release of) their Liens in such assets so long as and to the extent that (i) the First Priority Secured Parties shall have likewise released their Liens and (ii) the First Priority Liens and the Second Priority Liens shall attach to the proceeds of any Shared Collateral sold or disposed of in the priorities set forth herein. For the avoidance of doubt, and without limitation of the generality of the foregoing, in any Insolvency Proceeding in respect of Holdings, the Second Priority Secured Parties irrevocably waive any right to object to any sale, or any procedure for sale, or any motion for sale or for bid procedures regarding the sale, of any Shared Collateral under Section 363 of the Bankruptcy Code on the grounds of inadequate time for marketing of such asset, inopportune time for sale of such asset (based on market conditions or otherwise), inadequate purchase price/value to be received for such asset, or any expense reimbursement, break-up fee or other condition or covenant contained in any stalking horse bid for such asset.

6.2 Adequate Protection. If and only if directed to do so by Second Priority Secured Parties holding at least a majority of the principal amount of the Second Priority Claims, the Second Priority Indenture Trustee or the Second Priority Collateral Agent, on behalf of itself and the Second Priority Secured Parties, may, subject to the following sentence, seek or request adequate protection in the form of a Lien on any additional collateral. The Second Priority Secured Parties may only seek or request adequate protection in the form of a Lien on any additional collateral in connection with, or arising as a result of, the Shared Collateral to the extent that the First Priority Secured Parties have also received such adequate protection in the form of a Lien (including by way of objecting to any DIP Financing that does not provide for such Lien) on such additional collateral and any Lien so received by the Second Priority Secured

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Parties theron will be junior in priority to the First Priority Liens (including any adequate protection Lien in favor of the First Priority Secured Parties) and any Lien securing such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Claims are junior in priority to the First Priority Liens under this Agreement and subject in all respects to the release obligations set forth in this Agreement, including in Section 5.1 and Section 6.1 hereof. If the Second Priority Secured Parties are granted post-petition interest and/or adequate protection payments which are referable to, or granted as a result of, the Second Priority Secured Parties’ Lien over the Shared Collateral in an Insolvency Proceeding in respect of Holdings (“Junior Priority Bankruptcy Payments”), such amounts shall be deemed Shared Collateral, shall be turned over to the First Priority Collateral Agent in accordance with Section 4.2 hereof (or, following the Discharge of First Priority Claims and prior to the Discharge of Second Priority Claims, to the Second Priority Collateral Agent) and shall be applied according to the terms thereof (regardless of whether or not any order of a bankruptcy court authorizing and/or directing any Junior Priority Bankruptcy Payments shall expressly provide for such direct payment to the First Priority Collateral Agent or the Second Priority Collateral Agent, as applicable).

6.3 No Waiver. Subject to Section 3.1(a), nothing contained herein shall prohibit or in any way limit the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party from objecting in any Insolvency Proceeding in respect of Holdings or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Documents or otherwise. Subject to Section 3.1(a), following the Discharge of First Priority Claims, nothing contained herein shall prohibit or in any way limit the Second Priority Indenture Trustee, the Second Priority Collateral Agent or any other Second Priority Secured Party from objecting in any Insolvency Proceeding in respect of Holdings.

6.4 Reinstatement. If, in any Insolvency Proceeding in respect of Holdings or otherwise, all or part of any payment with respect to the First Priority Claims previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law) (a “Recovery”), then the First Priority Claims shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. If any Second Priority Secured Party is required in any Insolvency Proceeding of Holdings or otherwise to turn over any Recovery, then the Second Priority Claims shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.5 Post-Petition Interest. No Second Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party for allowance or payment in any Insolvency Proceeding of Holdings of the First Priority Claims consisting of post-petition interest, fees or

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expenses to the extent of the value of any First Priority Lien on the Shared Collateral, without regard to the existence of the Second Priority Liens on the Shared Collateral, such value to be determined without regard to the existence of the Second Priority Liens on the Shared Collateral.

6.6 Separate Grants of Security and Separate Classification. Each of the First Priority Collateral Agent and the First Priority Administrative Agent, on behalf of itself and the other First Priority Secured Parties, and each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, acknowledge and agree that:

(a) the grants of Liens in respect of the Shared Collateral pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute two separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Shared Collateral, the First Priority Claims and the Second Priority Claims are fundamentally different from one another and must be separately classified in any Plan of Reorganization proposed or confirmed in an Insolvency Proceeding of Holdings.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that, contrary to the intention of the parties, the claims of the First Priority Secured Parties and/or the Second Priority Secured Parties in respect of the Shared Collateral constitute only one secured claim (rather than separate classes of first priority and second priority secured claims), then (i) each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of first priority and second priority secured claims against Holdings in respect of the Shared Collateral and (ii) the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Priority Documents arising from or related to a default, which is disallowed as a claim in any Insolvency Proceeding of Holdings, and reimbursement of all fees and expenses of the First Priority Collateral Agent’s and the First Priority Administrative Agent’s respective attorneys, financial consultants, and other agents) before any distribution is made in respect of or by virtue of the Second Priority Liens, with each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby acknowledging and agreeing to turn over to the First Priority Collateral Agent amounts otherwise received or receivable by them in respect of or by virtue of the Second Priority Liens to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

6.7 Voting for Plan of Reorganization. The First Priority Secured Parties and the Second Priority Secured Parties, in each case in such capacity, shall be entitled to vote to accept or reject any Plan of Reorganization in connection with any Insolvency Proceeding of Holdings so long as such Plan of Reorganization is a Conforming Plan of Reorganization and shall be entitled to vote to reject any such Plan of Reorganization that is a Non-Conforming Plan of Reorganization; provided that each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties,

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agrees that none of the Second Priority Secured Parties, in such capacity, shall be entitled to take any action or vote in any way that supports any Non-Conforming Plan of Reorganization or to object to a Plan of Reorganization to which the requisite holders of First Priority Claims have consented on the grounds that any sale of Shared Collateral thereunder or pursuant thereto is for inadequate consideration, or that the sale process in respect thereof was inadequate. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization by any Second Priority Secured Party, in such capacity, shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the First Priority Administrative Agent shall be entitled (and hereby authorized by the Second Priority Secured Parties) to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any such Non-Conforming Plan of Reorganization withdrawn.

6.8 X Clause. Notwithstanding Section 4.2 hereof or any other provision of this Agreement, regardless of whether a Discharge of First Priority Claims shall occur in connection with a confirmed Plan of Reorganization, the Second Priority Secured Parties shall be permitted to receive or retain any debt or equity securities or other obligations of Holdings to be distributed to them under any such confirmed Plan of Reorganization on account of or otherwise by virtue of the Second Priority Liens on the Shared Collateral (collectively, a “Plan Distribution”), so long as (i) any lien granted on the Shared Collateral to secure such Plan Distributions shall be junior in priority to any liens granted to secure any Plan Distribution to the First Priority Secured Parties under any such Plan of Reorganization on account of the First Priority Liens to the same extent as the Second Priority Liens are junior in priority to the First Priority Liens on the Shared Collateral hereunder and such liens shall otherwise be subject to the terms and conditions of this Agreement (or an analogous agreement), and (ii) any Plan Distribution received by a Second Priority Secured Party shall not be entitled to receive cash interest (but may accrue interest or contain pay-in-kind interest), any Plan Distribution may not be subject to amortization, redemption or other principal or preference paydown, in each case prior to the Discharge of First Priority Claims (including by way of full payment of any First Priority Claims with cash payment on any Plan Distribution received by the First Priority Secured Parties); provided, however, that, absent a Discharge of the First Priority Claims, any Plan Distribution received by a Second Priority Secured Party under a Plan of Reorganization which does not satisfy the criteria set forth in clauses (i) and (ii) above, shall be turned over to the First Priority Administrative Agent in accordance with Section 4.2.

6.9 Determination of Distributions on Account of Lien on Shared Collateral. For the purposes of this Agreement, including for the purposes of Sections 4.2, 5.4, and 6.8 hereof, there shall be a presumption that any distribution to or for the benefit of the Second Priority Secured Parties under any Plan of Reorganization for Holdings shall be on account of or by virtue of the Second Priority Liens on the Shared Collateral. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, shall have the burden of rebutting that presumption, and of proving the portion (if any) of any distribution under any Plan of Reorganization to, or for the benefit of, the Second Priority Secured Parties that does not consist of proceeds of (or is not otherwise on account of or by virtue of) such Lien on the Shared Collateral, in each case by clear and convincing evidence.

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6.10 Plan of Reorganization. Neither the Second Priority Indenture Trustee nor any other Second Priority Secured Party will sponsor, fund or otherwise facilitate, or support or vote in favor of in an Insolvency Proceeding of Holdings, any Plan of Reorganization that does not contemplate the payment in full, in cash of the First Priority Claims upon the effective date of such Plan of Reorganization unless the First Priority Administrative Agent shall have otherwise consented. Neither the Second Priority Indenture Trustee nor any other Second Priority Secured Party will raise or support any objection to any Plan of Reorganization on the basis that the rate of interest payable on any Plan Distribution to the First Priority Secured Parties is excessive or over-compensatory.

Section 7. Reliance; Waivers; etc.

7.1 Reliance. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the Second Priority Secured Parties, acknowledges that the Second Priority Secured Parties have, independently and without reliance on the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party, and based on documents and information deemed by them appropriate, made their own decision to enter into the Second Priority Trust Indenture, any other applicable Second Priority Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Trust Indenture, any such other Second Priority Document or this Agreement.

7.2 No Warranties or Liability. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the Second Priority Secured Parties, acknowledges and agrees that each of the First Priority Collateral Agent, the First Priority Administrative Agent and the other holders of First Priority Claims have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Documents or the ownership of any Shared Collateral or the perfection or priority of any Lien thereon. The holders of First Priority Claims will be entitled to manage and supervise their respective loans and extensions of credit to AGI and the other First Priority Obligors in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, and the holders of First Priority Claims may manage their loans and extensions of credit without regard to any right or interest that any Second Priority Secured Party may have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. None of the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party shall have any duty to any Second Priority Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreement with any Obligor (including the Second Priority Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) To the fullest extent permitted under applicable law, no right of the First Priority Collateral Agent, the First Priority Administrative Agent, the other First Priority Secured Parties or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Holdings, AGI or any other First

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Priority Obligor or by any act or failure to act by any First Priority Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the First Priority Documents or the Second Priority Documents, regardless of any knowledge thereof which the First Priority Collateral Agent, the First Priority Administrative Agent or the other First Priority Secured Parties, or any of them, may have or be otherwise charged with. To the fullest extent permitted under applicable law, no right of the Second Priority Collateral Agent, the Second Priority Indenture Trustee, the other Second Priority Secured Parties or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Holdings or by any act or failure to act by any Second Priority Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Second Priority Documents, regardless of any knowledge thereof which the Second Priority Collateral Agent, the Second Priority Indenture Trustee or the other Second Priority Secured Parties, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the First Priority Obligors under the First Priority Documents), the First Priority Secured Parties and any of them may, to the fullest extent permitted under applicable law, at any time and from time to time, without the consent of, or notice to, any Second Priority Secured Party, without incurring any liability to any Second Priority Secured Party and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Priority Secured Party is affected, impaired or extinguished thereby), do any one or more of the following:

(i) make loans and advances to any First Priority Obligor or issue, guaranty or obtain letters of credit for account of any First Priority Obligor or otherwise extend credit to any First Priority Obligor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the First Priority Claims or any security therefor or guaranty thereof or any liability of the First Priority Obligors, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Priority Claims), without any restriction as to the amount, tenor or terms of any such increase or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the holders of First Priority Claims, the First Priority Claims or any of the First Priority Documents;

(iii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Shared Collateral or any liability of any First Priority Obligor to the First Priority Secured Parties, or any liability incurred directly or indirectly in respect thereof;

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(iv) settle or compromise any First Priority Claim or any other liability of any First Priority Obligor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sum by whomsoever paid and however realized to any liability (including the First Priority Claims) in any manner or order; and

(v) exercise or delay in or refrain from exercising any right or remedy against any First Priority Obligor or any security or any other Person, elect any remedy and otherwise deal freely with the First Priority Obligors and the Shared Collateral and any security or any liability of any First Priority Obligor to the holders of First Priority Claims or any liability incurred directly or indirectly in respect thereof.

(c) Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, also agrees, to the fullest extent permitted under applicable law, that no First Priority Secured Party shall have any liability to any of them, and each of them, to the fullest extent permitted under applicable law, hereby waives any claim against any First Priority Secured Party, arising out of any action which such holders of First Priority Claims may take or permit or omit to take with respect to the foreclosure upon, or sale, liquidation or other disposition of, the Shared Collateral. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that none of the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party shall have any duty to them, express or implied, fiduciary or otherwise, in respect of the maintenance or preservation of the Shared Collateral, the First Priority Claims or otherwise.

(d) Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar right a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Secured Parties and the Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Priority Document or Second Priority Document or any setting aside or avoidance of any First Priority Lien or Second Priority Lien;

(b) any change in the time, manner or place of payment of, or in any other terms of, any First Priority Claim or Second Priority Claim, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Priority Documents or the Second Priority Documents;

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(c) any exchange of any security interest in any Shared Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of any First Priority Claim or Second Priority Claim or any guarantee thereof;

(d) the commencement of any Insolvency Proceeding in respect of any Obligor; or

(e) any other circumstance which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the First Priority Claims or Second Priority Claims or of any First Priority Secured Party or Second Priority Secured Party in respect of this Agreement.

Section 8. Miscellaneous.

8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Priority Documents and the Second Priority Documents, the provisions of this Agreement shall govern and control.

8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Discharge of First Priority Claims shall have occurred. This is a continuing agreement of lien priority. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby irrevocably, absolutely, and unconditionally waives any right it may have under applicable law to revoke this Agreement or any provisions hereof.

8.3 Amendments; Waivers. (a) No amendment, modification or waiver of any provision of this Agreement shall be deemed to be made unless the same shall be in writing signed by the First Priority Collateral Agent, the First Priority Administrative Agent, the Second Priority Collateral Agent and the Second Priority Indenture Trustee and, subject to the immediately following sentence, Holdings and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, Holdings shall have no right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected (which includes any amendment to Holdings’ ability to cause additional obligations to constitute First Priority Claims or Second Priority Claims as Holdings may designate).

(b) Notwithstanding anything in Section 8.3(a) to the contrary, this Agreement may be amended, restated, modified and/or supplemented from time to time in writing by Holdings and the First Priority Administrative Agent, in order to: (i) add additional Persons to this Agreement who then hold, or are the duly authorized trustees, agents or representatives of Persons who then hold, additional classes of Indebtedness that constitute, or are intended to constitute, Second Priority Claims, including the holders of (or the duly authorized trustees, agents or representatives of the holders of) Indebtedness incurred for the purposes of refinancing existing Second Priority Claims, and (ii) provide the holders of such additional Indebtedness the comparable rights, benefits and obligations as the holders of existing Second Priority Claims have under this Agreement provided that, (x) the proposed amendments shall be in form and

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substance reasonably satisfactory to the First Priority Administrative Agent and Holdings, (y) the incurrence of the additional Indebtedness shall constitute Second Priority Claims permitted by the terms of the Credit Agreement, the other First Priority Documents and the Second Priority Documents (as certified by Holdings), and (z) Holdings agrees to pay all costs and expenses incurred by the First Priority Administrative Agent in connection with the consummation of the proposed amendments.

8.4 Information Concerning Financial Condition of Holdings and its Subsidiaries.

(a) Each of the First Priority Secured Parties and the Second Priority Secured Parties, as separate groups of secured creditors, shall be responsible for keeping themselves informed of (i) the financial condition of Holdings and its Subsidiaries and all endorsers and/or guarantors of the First Priority Claims or the Second Priority Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the First Priority Claims or the Second Priority Claims.

(b) None of the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party shall have any duty to advise the Second Priority Collateral Agent, the Second Priority Indenture Trustee or any other Second Priority Secured Party of information known to it or them regarding such condition or any such circumstance or otherwise. In the event the First Priority Collateral Agent or the First Priority Administrative Agent or any other First Priority Secured Party undertakes at any time or from time to time to provide any such information to any Second Priority Secured Party, it or they shall be under no obligation (i) to provide any additional information or to provide any such information on any subsequent occasion, (ii) to undertake any investigation or (iii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

8.5 Certain Successors. Each successor First Priority Collateral Agent and Second Priority Collateral Agent shall execute and deliver a counterpart of and become a party to this Agreement (but the failure to execute such counterpart shall not diminish such Person’s obligations under this Agreement).

8.6 Application of Payments. All payments received by the holders of First Priority Claims may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Claims as the holders of First Priority Claims, in their sole discretion, deem appropriate. Following the Discharge of First Priority Claims and until the Discharge of Second Priority Claims has occurred, all payments received by the holders of Second Priority Claims may be applied, reversed and reapplied, in whole or in part, to such part of the Second Priority Claims as the holders of Second Priority Claims, in their sole discretion, deem appropriate.

8.7 Marshalling of Assets. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby irrevocably, absolutely, and unconditionally waives any and all rights or powers any Second Priority Secured Party may have at any time under applicable law or otherwise to have the Shared Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the First Priority Liens or the Second Priority Liens.

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8.8 Purchase Option in Favor of Second Priority Secured Parties. (a) Without prejudice to the enforcement of remedies to the First Priority Secured Parties (or the First Priority Administrative Agent or the First Priority Collateral Agent on their behalf), any Person or Persons (in each case who must meet all eligibility standards contained in all relevant First Priority Documents) at any time or from time to time designated by the holders of more than 50% in aggregate outstanding principal amount of the Second Priority Trust Indenture Obligations as being entitled to exercise all default purchase options as to the Second Priority Trust Indenture Obligations then outstanding (an “Eligible Purchaser”) shall have the right to purchase by way of assignment (and shall thereby also assume all commitments and duties of the First Priority Secured Parties), at any time during the exercise period described in clause (c) below of this Section 8.8, all, but not less than all, of the First Priority Credit Agreement Obligations (other than the First Priority Credit Agreement Obligations of a Defaulting Creditor), including all principal of and accrued and unpaid interest and fees on and all prepayment or acceleration penalties and premiums in respect of all First Priority Credit Agreement Obligations outstanding at the time of purchase; provided that at the time of (and as a condition to) any purchase pursuant to this Section 8.8, all commitments pursuant to any then outstanding First Priority Document shall have terminated. Any purchase pursuant to this Section 8.8(a) shall be made as follows:

(1) for (x) a purchase price equal to the sum of (A) in the case of all loans, advances or other similar extensions of credit that constitute First Priority Credit Agreement Obligations (including unreimbursed amounts drawn in respect of First Priority Letters of Credit, but excluding the undrawn amount of then outstanding First Priority Letters of Credit), the greater of (I) 100% and (II) the then current market-based price, of the principal amount thereof and all accrued and unpaid interest thereon through the date of purchase (without regard, however, to any acceleration prepayment penalties or premiums other than customary breakage costs), plus (B) all accrued and unpaid fees, expenses, indemnities and other amounts through the date of purchase that are then due and payable to the First Priority Secured Parties pursuant to the terms of the First Priority Documents; and (y) an obligation on the part of the respective Eligible Purchasers (which shall be expressly provided in the assignment documentation described below) to (i) reimburse each issuing lender (or any First Priority Secured Party required to pay same) for all amounts thereafter drawn with respect to any First Priority Letters of Credit constituting First Priority Credit Agreement Obligations which remain outstanding after the date of any purchase pursuant to this Section 8.8, together with all facing fees and other amounts which may at any future time be owing to the respective First Priority Issuing Bank with respect to such First Priority Letters of Credit, and (ii) pay over to the First Priority Secured Parties any amounts recovered by such Eligible Purchasers on account of any acceleration prepayment premiums or penalties with respect to the First Priority Credit Agreement Obligations;

(2) with the purchase price described in preceding clause (a)(1)(x) payable in cash on the date of purchase against transfer to the respective Eligible Purchaser or Eligible Purchasers (without recourse and without any representation or warranty whatsoever, whether as to the enforceability of any First Priority Credit Agreement Obligation or the validity, enforceability, perfection, priority or sufficiency of any Lien securing, or guarantee or other supporting obligation for, any First Priority Credit Agreement

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Obligation or as to any other matter whatsoever, except the representation and warranty that the transferor owns free and clear of all Liens and encumbrances (other than participation interests not prohibited by any First Priority Document, in which case the purchase price described in preceding clause (a)(1)(x) shall be appropriately adjusted so that the Eligible Purchaser or Eligible Purchasers do not pay amounts represented by any participation interest which remains in effect), and has the right to convey, whatever claims and interests it may have in respect of the First Priority Credit Agreement Obligations); provided that the purchase price in respect of any outstanding First Priority Letter of Credit that remains undrawn on the date of purchase shall be payable in cash as and when such First Priority Letter of Credit is drawn upon (i) first, from the cash collateral account described in clause (a)(3) below, until the amounts contained therein have been exhausted, and (ii) thereafter, directly by the respective Eligible Purchaser or Eligible Purchasers;

(3) with such purchase accompanied by a deposit by the Eligible Purchaser or Eligible Purchasers of cash collateral under the sole dominion and control of the applicable First Priority Collateral Agent or its designee in an amount equal to 110% of the sum of the aggregate undrawn amount of all then outstanding First Priority Letters of Credit pursuant to the First Priority Documents and the aggregate facing and similar fees which will accrue thereon through the stated maturity of the First Priority Letters of Credit (assuming no drawings thereon before stated maturity), as security for the respective Eligible Purchaser’s or Eligible Purchasers’ obligation to pay amounts as provided in preceding clause (a)(1)(y), it being understood and agreed that (x) at the time any facing or similar fees are owing to a First Priority Issuing Bank with respect to any First Priority Letter of Credit, the applicable First Priority Collateral Agent may apply amounts deposited with it as described above to pay same and (y) upon any drawing under any Letter of Credit, the applicable First Priority Collateral Agent shall apply amounts deposited with it as described above to repay the respective unpaid drawing. After giving effect to any payment made as described above in this clause (3), those amounts (if any) then on deposit with the applicable First Priority Collateral Agent as described in this clause (3) which exceed 110% of the sum of the aggregate undrawn amount of all then outstanding First Priority Letters of Credit and the aggregate facing and similar fees (to the respective First Priority Issuing Banks) which will accrue thereon through the stated maturity of the then outstanding First Priority Letters of Credit (assuming no drawings thereon before stated maturity), shall be returned to the respective Eligible Purchaser or Eligible Purchasers (as their interests appear). Furthermore, at such time as all First Priority Letters of Credit have been cancelled, expired or been fully drawn, as the case may be, and after all applications described above have been made, any excess cash collateral deposited by the Eligible Purchaser or Eligible Purchasers as described above in this clause (3) (and not previously applied or released as provided above) shall be returned to the respective Eligible Purchaser or Eligible Purchasers, as their interests appear;

(4) with the purchase price described in preceding clause (a)(1)(x) accompanied by a waiver by the Second Lien Collateral Agent (on behalf of itself and the related Second Lien Secured Parties) of all claims arising out of this Agreement and the transactions contemplated hereby as a result of exercising the purchase option contemplated by this Section 8.8;

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(5) with all amounts payable to the various First Priority Secured Parties in respect of the assignments described above to be distributed to them by the First Priority Collateral Agent in accordance with their respective holdings of the First Priority Credit Agreement Obligations; and

(6) with such purchase to be made pursuant to assignment documentation in form and substance reasonably satisfactory to, and prepared by counsel for, the First Priority Collateral Agent (with the cost of such counsel to be paid by the Obligors or, if the Obligors do not make such payment, by the respective Eligible Purchaser or Eligible Purchasers, who shall have the right to obtain reimbursement of same from the Obligors); it being understood and agreed that the First Priority Collateral Agent and each other First Priority Secured Party shall retain all rights to indemnification as provided in the relevant First Priority Documents for all periods prior to any assignment by them pursuant to the provisions of this Section 8.8. The relevant assignment documentation shall also provide that, if for any reason (other than the gross negligence or willful misconduct of the First Priority Collateral Agent (as determined by a court of competent jurisdiction in a final and non-appealable judgment)), the amount of cash collateral held by the First Priority Collateral Agent or its designee pursuant to preceding clause (a)(3) is at any time less than the full amounts owing with respect to any First Priority Letter of Credit described above (including facing and similar fees) then the respective Eligible Purchaser or Eligible Purchasers shall promptly reimburse the First Priority Collateral Agent (who shall pay the respective First Priority Issuing Bank) the amount of deficiency.

(b) The right to exercise the purchase option described in Section 8.8(a) above shall be exercisable and legally enforceable upon at least seven Business Days’ prior written notice of exercise (which notice, once given, shall be irrevocable and fully binding on the respective Eligible Purchaser or Eligible Purchasers) given to the First Priority Collateral Agent by an Eligible Purchaser. Neither the First Priority Collateral Agent nor any other First Priority Secured Party shall have any disclosure obligation to any Eligible Purchaser, the Second Lien Collateral Agent or any other Second Lien Secured Party in connection with any exercise of such purchase option.

(c) The right to purchase the First Priority Credit Agreement Obligations as described in this Section 8.8 may be exercised (by giving the irrevocable written notice described in preceding clause (b)) during the period that (1) begins on the date occurring three (3) Business Days after the first to occur of (x) the date of the acceleration of the final maturity of the First Priority Credit Agreement Obligations, (y) the occurrence of the final maturity of the First Priority Credit Agreement Obligations or (z) the occurrence of an Insolvency Proceeding with respect to Holdings which constitutes an event of default under the First Priority Credit Agreement (in each case, so long as the acceleration, failure to pay amounts due at final maturity or such Insolvency Proceeding constituting an event of default has not been rescinded or cured within such ten (10) Business Day Period, and so long as any unpaid amounts constituting First Priority Credit Agreement Obligations remain owing); provided that if there is any failure to meet the condition described in the proviso of preceding clause (a) hereof, the aforementioned date shall be extended until the first date upon which such condition is satisfied, and (2) ends on the ninetieth (90th) day after the start of the period described in clause (1) above.

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(d) The obligations of the First Priority Secured Parties to sell their respective First Priority Credit Agreement Obligations under this Section 8.8 are several and not joint and several. To the extent any First Priority Secured Party (a “Defaulting Creditor”) breaches its obligation to sell its First Priority Credit Agreement Obligations under this Section 8.8, nothing in this Section 8.8 shall be deemed to require the Directing First Priority Collateral Agent or any other First Priority Collateral Agent or First Priority Secured Party to purchase such Defaulting Creditor’s First Priority Credit Agreement Obligations for resale to the holders of Second Priority Trust Indenture Obligations and in all cases, each First Priority Collateral Agent and each First Priority Secured Party complying with the terms of this Section 8.8 shall not be deemed to be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Creditor; provided that nothing in this clause (d) shall require any Eligible Purchaser to purchase less than all of the First Priority Credit Agreement Obligations.

(e) Each Obligor irrevocably consents to any assignment effected to one or more Eligible Purchasers pursuant to this Section 8.8 (so long as they meet all eligibility standards contained in all relevant First Priority Documents, other than obtaining the consent of any Obligor to an assignment to the extent required by such First Priority Documents) for purposes of all First Priority Documents and hereby agrees that no further consent from such Obligor shall be required.

8.9 Notices. (a) All notices to the First Priority Secured Parties permitted or required under this Agreement may be sent to the First Priority Administrative Agent (with a copy to the First Priority Collateral Agent). All notices to the Second Priority Secured Parties permitted or required under this Agreement may be sent to the Second Priority Indenture Trustee (with a copy to the Second Priority Collateral Agent). All notices to Holdings permitted or required under this Agreement may be sent to Holdings. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission or other electronic means). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address as set forth below each party’s name in this Section, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

Deutsche Bank Trust Company Americas (in its capacity as the First Priority Collateral Agent and the First Priority Administrative Agent)

Deutsche Bank Trust Company Americas Address: 60 Wall Street; 25th Floor New York, New York 10005 Facsimile: (904) 746 4860 Email: sara.pelton@db.com

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Wells Fargo Bank, National Association (in its capacity as the Second Priority Collateral Agent and the Second Priority Indenture Trustee)

Wells Fargo Bank, National Association Corporate Trust Services Address: 150 East 42nd Street, 40th Floor New York, New York 10017 Facsimile: (917) 260 1593 Email: Yana.lislenko@wellsfargo.com

Affinion Group Holdings, Inc. (as Holdings)

Affinion Group Holdings, Inc. Address: 6 High Ridge Park Stamford, CT 06905 Facsimile: (203) 956 1206 Email: slevy@affiniongroup.com

8.10 Further Assurances. Each of the First Priority Administrative Agent, on behalf of itself and the other First Priority Secured Parties, the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, and Holdings, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any other party may reasonably request to effect the terms of this Agreement (including, in the case of the First Priority Administrative Agent and the Second Priority Indenture Trustee, to direct the First Priority Collateral Agent and the Second Priority Collateral Agent to do the same).

8.11 Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12 Binding on Successors and Assigns; No Third Party Beneficiaries This Agreement shall be binding upon and inure to the benefit of the First Priority Collateral Agent, the First Priority Administrative Agent, the other First Priority Secured Parties (including to the benefit of any successors to the First Priority Secured Parties by virtue of any refinancing), the Second Priority Collateral Agent, the Second Priority Indenture Trustee, the other Second Priority Secured Parties (including to the benefit of any successors to the Second Priority Secured Parties by virtue of any refinancing), and their respective successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder. This Agreement shall be binding upon Holdings and its successors and assigns; provided that neither Holdings nor any successor or assign thereof shall be entitled to enforce any provision of this Agreement (other than any provision hereof expressly preserving any right of Holdings under any First Priority Document or Second Priority Document).

8.13 Specific Performance Each of the First Priority Collateral Agent, the First Priority Administrative Agent, the Second Priority Collateral Agent and the Second Priority

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Indenture Trustee may demand specific performance of this Agreement. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Priority Collateral Agent, the First Priority Administrative Agent or any other First Priority Secured Party (other than the defense that the obligation for which specific performance is being sought has been performed in accordance with this Agreement). Without limiting the generality of the foregoing or of the other provisions of this Agreement, in seeking specific performance in any Insolvency Proceeding of Holdings, the First Priority Collateral Agent and the First Priority Administrative Agent may seek such relief as if it were the “holder” of the claims of the Second Priority Secured Parties under Section 1126(a) of the Bankruptcy Code or otherwise had been granted an irrevocable power of attorney by the Second Priority Secured Parties.

8.14 Section Titles; Time Periods The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.15 Counterparts This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

8.16 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties listed below. This Agreement shall be effective both before and after the commencement of any Insolvency Proceeding of Holdings. Consistent with, but not in limitation of, the preceding sentence, each of the First Priority Collateral Agent and the First Priority Administrative Agent, on behalf of itself and the other First Priority Secured Parties, and each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, irrevocably acknowledges that this Agreement constitutes a “subordination agreement” within the meaning of both New York law and Section 510(a) of the Bankruptcy Code. All references to any Obligor shall include any Obligor as debtor and debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding of such Obligor.

8.18 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Priority Secured Parties and the Second Priority Secured Parties as separate groups of secured creditors with respect to the Shared Collateral. Neither Holdings nor any other creditor thereof shall have any right hereunder. Nothing in this Agreement is intended to or shall impair the absolute and unconditional obligations of: (x) Holdings, AGI or each other First Priority Obligor to pay the First Priority Claims, and (y) Holdings, to pay the Second Priority Claims, in each case as and when the same shall become due and payable in accordance with their terms. Without prejudice

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to the terms of this Agreement and except as it concerns the relative rights of the holders of the First Priority Claims and the Security Priority Claims with respect to the Shared Collateral (and the proceeds thereof) and the Liens created theron, nothing herein shall be construed as governing the relative ranking of Holdings’ payment obligation with respect to the First Priority Claims and the Second Priority Claims or as subordinating the Second Priority Claims to the First Priority Claims as to right of payment. Each provision hereunder applicable to the First Priority Secured Parties and the Second Priority Secured Parties shall be applicable to, and binding upon them, solely in their respective capacities as such.

8.19 Exclusive Means of Exercising Rights under this Agreement. The First Priority Secured Parties shall be deemed, pursuant to the First Priority Documents, to have irrevocably appointed the First Priority Administrative Agent as their exclusive agent hereunder. The Second Priority Secured Parties shall be deemed, pursuant to the Second Priority Documents, to have irrevocably appointed the Second Priority Indenture Trustee as their exclusive agent hereunder. Consistent with such appointment, (a) the First Priority Secured Parties further shall be deemed to have agreed that only the First Priority Administrative Agent (and not any individual claimholder or group of claimholders) as agent for the First Priority Secured Parties, or any of the First Priority Administrative Agent’s agents (including the First Priority Collateral Agent) shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement); provided that (i) First Priority Secured Parties holding obligations in respect to obligations in respect of hedging agreements may exercise customary netting rights with respect thereto, (ii) cash collateral may be held pursuant to the terms of the First Priority Documents (including any relating to hedging agreements) and any such individual First Priority Secured Party may act against such cash collateral, and (iii) First Priority Secured Parties may exercise customary rights of setoff against depository or other accounts maintained with them; and (b) the Second Priority Secured Parties further shall be deemed to have agreed that only the Second Priority Indenture Trustee (and not any individual claimholder or group of claimholders), as the agent of the Second Priority Secured Parties, or any of the Second Priority Indenture Trustee’s agents (including the Second Priority Collateral Agent) shall have the right on their behalf to exercise any rights, powers, and/or remedies under or in connection with this Agreement (including bringing any action to interpret or otherwise enforce the provisions of this Agreement). Specifically, but without limiting the generality of the foregoing, each First Priority Secured Party or group of First Priority Secured Parties and each Second Priority Secured Party or group of Second Priority Secured Parties shall not be entitled to take or file, but instead shall be precluded from taking or filing (whether in any Insolvency Proceeding of Holdings or otherwise), any action, judicial or otherwise, to enforce any right or power or pursue any remedy under this Agreement (including any declaratory judgment or other action to interpret or otherwise enforce the provisions of this Agreement), except solely as provided in the proviso in the immediately preceding sentence.

8.20 Right of First Priority Collateral Agent to Continue. Any Person serving as First Priority Collateral Agent shall be entitled to continue, including to continue to perform his, her or its rights, obligations and duties, as the First Priority Collateral Agent, notwithstanding whether any such Person has served or is serving as the Second Priority Collateral Agent. Without limiting the generality of the preceding sentence of this Section 8.20, any Person serving as First Priority Collateral Agent shall be entitled to continue to so serve in such capacity

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(including to continue to perform any of such First Priority Collateral Agent’s rights, obligations, and/or duties) even if any such Person has resigned as the Second Priority Collateral Agent, but such resignation has not become effective for any reason, including because a successor Second Priority Collateral Agent has not been appointed or has accepted such appointment, without any liability to any of the Second Priority Secured Parties by virtue of any such resignation and any of the circumstances relating in any manner whatsoever to such resignation.

8.21 Interpretation. This Agreement is a product of negotiations among representatives of, and has been reviewed by counsel to, each of the First Priority Collateral Agent, the Second Priority Collateral Agent, the First Priority Administrative Agent, the Second Priority Indenture Trustee and Holdings and is the product of those Persons on behalf of themselves and the First Priority Secured Parties (in the case of the First Priority Administrative Agent) and the Second Priority Secured Parties (in the case of the Second Priority Indenture Trustee). Accordingly, this Agreement’s provisions shall not be construed against, or in favor of, any party or other Person merely by virtue of the extent of that party or other Person’s involvement, or lack of involvement, in the preparation of this Agreement and of any of its specific provisions.

8.22 Forum Selection and Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

8.23 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.23 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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8.24 No Contest. Each of the Second Priority Collateral Agent and the Second Priority Indenture Trustee, on behalf of itself and the other Second Priority Secured Parties, agrees that none of them shall contest, in an Insolvency Proceeding of Holdings or otherwise, the enforecability of any provision of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA N.A.), as First Priority Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS (AS SUCCESSOR TO BANK OF AMERICA N.A.), as First Priority Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Additional Signature Pages Follow]

Signature page to Affinion Holdings Intercreditor Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Second Priority Indenture Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Second Priority Collateral Agent

By:
Name:
Title:

[Additional Signature Page Follows]

Signature page to Affinion Holdings Intercreditor Agreement

AFFINION GROUP HOLDINGS, INC., as Holdings

By:
Name:
Title:

Signature page to Affinion Holdings Intercreditor Agreement

Exhibit C

AFFINION INVESTMENTS INTERCREDITOR PRINCIPLES

[See Attached.]

Certain Terms of Affinion Investments Intercreditor Arrangements

1.	Background

Reference is made to (i) that certain Amended and Restated Credit Agreement, dated as of April 9, 2010, among Affinion Group Holdings, Inc. (“Holdings”), Affinion Group, Inc. (“AGI”), the lenders party thereto (the “Senior Secured Lenders”), Deutsche Bank Trust Company Americas, as Collateral Agent and Administrative Agent (collectively in such capacities, the “Administrative Agent”), and various agents party thereto (as so amended and restated and as further amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), and (ii) Amendment No. 3 to the Amended and Restated Credit Agreement; and Amendment No. 3 to the Amended and Restated Guarantee and Collateral Agreement, dated as of December 12, 2013 (“Amendment No. 3”). Capitalized terms not otherwise defined herein have the same meanings as specified in the Credit Agreement as amended by Amendment No. 3.

As part of the Permitted Exchange Transactions, (x) Affinion Investments, a wholly owned subsidiary of AGI, will (i) issue new notes (the “Affinion Investments Notes”, and the noteholders thereunder, the “Affinion Investments Noteholders”) in exchange for AGI’s existing 11.5% Senior Subordinated Notes due 2015 (the “Existing AGI Notes”), and (ii) receive an intercompany subordinated note issued by AGI in exchange for the Existing AGI Notes (the “Extended Senior Subordinated Notes”), (y) Affinion Investments II, LLC (“Affinion Investments II”), a wholly owned subsidiary of AGI, formerly known as Connexions Loyalty, LLC and prior to that as Affinion Loyalty, LLC, will guarantee the obligations of Affinion Investments under the Affinion Investments Notes and the other Affinion Investments Notes Documents (such guarantee, the “Affinion Investments II Note Guarantee”) and (z) both Affinion Investments and Affinion Investments II will guarantee (such guarantees, collectively, the “Affinion Investments Senior Guarantee”) the obligations of AGI as borrower under the Credit Agreement. After giving effect to the Permitted Exchange Transactions, Affinion Investments will directly own 17.5% of the equity interests of Affinion International Holdings Limited (“Affinion International”) and 35% of the equity interests of all other active “first-tier” foreign subsidiaries and will have no other material assets (other than the Extended Senior Subordinated Notes) or material liabilities (other than the Affinion Investments Notes, the Affinion Investments Senior Guarantee and other obligations under the Affinion Investments Notes Documents), and Affinion Investments II will directly own 17.5% of the equity interests of Affinion International and will have no other material assets or material liabilities (other than the Affinion Investments Senior Guarantee and other obligations under the Affinion Investments Notes Documents).

Below is a summary of certain key intercreditor principles to be reflected in the intercreditor agreement (the “Intercreditor Agreement”) to be entered into by, inter alia: (i) the Administrative Agent; (ii) the indenture trustee under the Affinion Investments Note Indenture (the “Affinion Investments Notes Trustee”); (iii) Affinion Investments; and (iv) Affinion Investments II.

2.	Subordination

All obligations of Affinion Investments and Affinion Investments II under the Affinion Investments Notes Documents (including, in the case of Affinion Investments II, the Affinion Investments II Note Guarantee) shall be subordinated in right of payment to the prior payment in full in cash of all obligations of Affinion Investments and Affinion Investments II under the Credit Agreement and the other Loan Documents (including the Affinion Investments Senior Guarantee) on the terms provided in that certain “Description of The New Investments Notes” included in the Offering Memo (including “turnover” and “blockage” provisions). All obligations of AGI, Affinion Investments, Affinion Investments II and the other Loan Parties under the other Extended Senior Subordinated Notes Documents shall be subordinated in right of payment to the prior payment in full in cash of all obligations of AGI, Affinion Investments, Affinion Investments II and the other Loan Parties under the Credit Agreement and the other Loan Documents on terms identical to the subordination provided for in the immediately preceding sentence. The Affinion Investments Noteholders and the Affinion Investments Notes Trustee (as assignees of certain rights of Affinion Investments under the Extended Senior Subordinated Notes Documents) will also agree to be bound by the subordination provisions therein to the same extent as Affinion Investments is so bound (but without regard to any effects of bankruptcy law on Affinion Investments) and all obligations of Affinion Investments under the subordination provisions shall also apply to the Affinion Investments Noteholders and the Affinion Investments Notes Trustee (as assignees of such rights) for the benefit of the Senior Secured Lenders and the Administrative Agent.

The Affinion Investments Noteholders and the Affinion Investments Notes Trustee will acknowledge and agree to the subordination provisions contained in the Affinion Investments Notes Documents, including, without limitation, the agreement to turnover any amounts received by them in contravention of the subordination provisions to the Administrative Agent even if, at the time of such payment, the Affinion Investments Senior Guarantee has been terminated (other than in accordance with the terms thereof), invalidated or declared void (for reason of it constituting a fraudulent transfer or otherwise), as if the Affinion Investments Senior Guarantee has not been so terminated, invalidated or avoided and as if it remains legal, valid, binding and in full force and effect at the time at which such payment is received by an Affinion Investments Noteholder or the Affinion Investments Notes Trustee.

3.	Allocation of AI Realization Proceeds

(a) Prior to the Senior Secured Discharge Date

Prior to the date on which all obligations under the Credit Agreement (including post-petition interest, whether or not an allowed claim) and the other Loan Documents have been fully repaid in full in cash (the “Senior Secured Discharge Date”), the rights of the Affinion Investments Noteholders to receive payment from cash amounts (the “AI Realization Proceeds”) attributable to assets owned by Affinion Investments and Affinion Investments II (as determined in good faith by the Administrative Agent or, if such Persons or their assets are then subject to a bankruptcy or similar proceeding, a court of competent jurisdiction) received (i) after the exercise of any remedies by the Senior Secured Lenders (or the Administrative Agent acting therefor) under the Credit Agreement and the other Loan Documents (including the Affinion Investments Senior Guarantee) or applicable law or by the Affinion Investments Noteholders (or

the Affinion Investments Notes Trustee acting therefor) under Affinion Investments Notes Documents (including the Affinion Investments II Note Guarantee) or applicable law, or (ii) upon any distribution in connection with any proceeding or other action of AGI or any of its subsidiaries in respect of bankruptcy or other debtor relief laws (whether as a result of a payment under the Affinion Investments Senior Guarantee, the Affinion Investments Notes Indenture or the Affinion Investments II Note Guarantee, any realization upon the disposition of any assets owned by, or the equity interests of, Affinion Investments or Affinion Investments II, any setoff rights or otherwise) shall, subject to the following arrangements, be subordinated in full to the rights of the Senior Secured Lenders (and the Administrative Agent) with respect to the AI Realization Proceeds.

Prior to the Senior Secured Discharge Date, the Senior Secured Lenders (or the Administrative Agent acting therefor) shall transfer, or cause to be transferred, all AI Realization Proceeds to the Affinion Investments Notes Trustee to be held by the Affinion Investments Notes Trustee for application to the account of the Affinion Investments Noteholders (in satisfaction of amounts owing in respect of the Affinion Investments Notes) in accordance with the following arrangements:

(i)	the Affinion Investments Notes Trustee shall immediately deposit such AI Realization Proceeds (and shall direct Affinion Investments and Affinion Investments II to deposit any AI Realization Proceeds that they receive which would otherwise be remitted to the Affinion Investments Notes Trustee) into a deposit account over which the Senior Secured Lenders (or the Administrative Agent acting therefor) shall have a first-priority perfected security interest securing the obligations of the Affinion Investments Noteholders (and the Affinion Investments Notes Trustee) described in sub-paragraph (ii) below, with perfection to be achieved by way of “control” by either maintaining such account with Deutsche Bank in the name of the Administrative Agent or a third-party bank satisfactory to the Administrative Agent, in each subject to a deposit account control agreement; and

(ii)	the Affinion Investments Noteholders and the Affinion Investments Notes Trustee shall agree to turnover the AI Realization Proceeds to the Administrative Agent for application to the Senior Secured Lenders as their interests may appear on the Senior Deficiency Event Date (as defined below) but, for the avoidance of doubt, not in excess of the amount necessary to cause the Senior Secured Discharge Date to occur.

As used herein, the term “Senior Deficiency Event Date” means the earlier to occur of (x) the date the Administrative Agent shall have furnished notice to the Affinion Investments Notes Trustee that the Senior Secured Lenders (or the Administrative Agent acting on their behalf) have (in their good faith judgment) exhausted all commercially reasonable remedies available to the Senior Secured Lenders (or the Administrative Agent) under the Credit Agreement, the other Loan Documents and applicable law to discharge the obligations under the Credit Agreement and the other Loan Documents, and the Senior Secured Discharge Date has not then occurred and (y) the date occurring 12 months after the earlier to occur of (i) the date of the first exercise of remedies by the Administrative Agent under the Credit Agreement, the other Loan Documents and applicable law (other than with respect to Affinion Investments, Affinion Investments II and their respective assets) and (ii) a bankruptcy or insolvency default with respect to AGI or any of its subsidiaries under the Credit Agreement.

The terms of the deposit account control arrangements shall permit the Administrative Agent to withdraw AI Realization Proceeds held in the deposit account for application to the Senior Secured Lenders on the Senior Deficiency Event Date in satisfaction of the Affinion Investments Notes Trustee’s (and the Affinion Investments Noteholders’) turnover obligations described above but, for the avoidance of doubt, not in excess of the amount necessary to cause the Senior Secured Discharge Date to occur.

(b) Allocation of All AI Realization Proceeds after the Senior Secured Discharge Date

On the occurrence of the Senior Discharge Date (but subject to customary reinstatement provisions), (i) all AI Realization Proceeds received thereafter and (ii) all amounts held on deposit under the arrangements described in section (a) above, shall be available for distribution to the Affinion Investments Notes Trustee for the benefit of the Affinion Investments Noteholders.

(c) Acknowledgement by Affinion Investments Noteholders and the Loan Parties.

Subject to the application of AI Realization Proceeds as described in sections 3(a) and (b) above, the Affinion Investments Notes Trustee and the Affinion Investments Noteholders will acknowledge that the agreements in this section 3 do not (and shall not be construed to) limit in any manner the rights of the Administrative Agent or the Senior Secured Lenders to exercise any rights or remedies available to them under the Credit Agreement and the other Loan Documents or at law (including, but not limited to, (i) the right to make determinations regarding the release, disposition and enforcement on any collateral, (ii) the right to act or refrain from acting as to any remedy otherwise available to them, (iii) any right to credit bid the obligations under the Credit Agreement, (iv) the manner and order of such exercise in their sole discretion, and (v) rights of setoff and recoupment), and the Administrative Agent and the Senior Secured Lenders are under no obligation to (x) proceed against AGI, any guarantor (other than Affinion Investments and Affinion Investments II) or any other person (or their assets) or exhaust any security held by AGI, any such guarantor or any other person prior to proceeding against Affinion Investments, Affinion Investments II or their respective assets or (y) except as expressly provided in sections 3(a) and (b) above, marshal any assets in favor of the Affinion Investments Notes Trustee and the Affinion Investments Noteholders or in payment of the obligations in respect of the Affinion Investment Notes or the Affinion Investments II Notes Guarantee.

Holdings, AGI, Affinion Investments, Affinion Investments II and each other Loan Party shall acknowledge and agree to the application of the AI Realization Proceeds as described above, including that any such AI Realization Proceeds arising from the exercise of any remedies by the Senior Secured Lenders (or the Administrative Agent) under the Credit Agreement, the other Loan Documents or applicable law may be held for application to or may be applied to the Affinion Investment Notes.

Exhibit D

FORM OF CONSENT

Dated as of             , 2013

Reference is made to (a) Amendment No. 3 to the Amended and Restated Credit Agreement; and Amendment No. 3 to the Amended and Restated Guarantee and Collateral Agreement, dated as of December 12, 2013 (collectively, the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement, dated as of April 9, 2010, among Affinion Group Holdings, Inc., Affinion Group, Inc., as the Borrower, Deutsche Bank Trust Company Americas, as administrative agent for the Lenders, and the Lenders and Agents referred to therein (as amended, the “Credit Agreement”), and (c) the other Loan Documents referred to therein.

The undersigned as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 3 Effective Date, except that, on and after the Amendment No. 3 Effective Date, (i) each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and (ii) each reference to “the Guarantee and Collateral Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Guarantee and Collateral Agreement shall mean and be a reference to the Guarantee and Collateral Agreement, as amended and otherwise modified by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

[SUBSIDIARY LOAN PARTY]

By:
Name:
Title:

[SUBSIDIARY LOAN PARTY]

By:
Name:
Title:

[SUBSIDIARY LOAN PARTY]

By:
Name:
Title:

[SIGNATURE PAGE TO CONSENT]